As filed with the U.S. Securities and Exchange Commission on February 19, 2016

Registration No. 333-[  ]

U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Pre-Effective Amendment No. __	[ ]

Post-Effective Amendment No. __	[ ]
(Check appropriate box or boxes)

ANGEL OAK FUNDS TRUST
(Exact Name of Registrant as Specified in Charter)

One Buckhead Plaza
3060 Peachtree Road NW, Suite 500
Atlanta, Georgia 30305
 (Address of Principal Executive Offices)

Registrant’s Telephone Number, including Area Code: (404) 953-4900

Dory S. Black, Esq.
c/o Angel Oak Capital Advisors, LLC
3060 Peachtree Road NW, Suite 500
Atlanta, Georgia 30305
 (Name and Address of Agent for Service)

WITH A COPY TO:

Douglas P. Dick
Stephen T. Cohen
Dechert LLP
1900 K Street NW
Washington, DC 20006

Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective under the Securities Act of 1933, as amended (the “Securities Act”).

The Registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment that specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this registration statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

No filing fee is required because of reliance on Section 24(f) of the Investment Company Act of 1940, as amended.

Title of Securities Being Registered:	Institutional Class and Class A shares of beneficial interest, without par value, of the Angel Oak High Yield Opportunities Fund

RAINIER INVESTMENT MANAGEMENT MUTUAL FUNDS Rainier High Yield Fund
 601 Union Street, Suite 2801
Seattle, WA 98101

March [  ], 2016

Dear Shareholder,

You are receiving this letter and the accompanying notice and Proxy Statement/Prospectus because of your investment in the Rainier High Yield Fund (the “Fund” or the “Rainier Fund”), a series of Rainier Investment Management Mutual Funds (the “Rainier Trust”). The Fund’s investment adviser is Rainier Investment Management, LLC (“Rainier”), and the Fund’s portfolio is managed by Matthew R. Kennedy, CFA, Director of Fixed Income Management for Rainier, and James H. Hentges, CFA, Portfolio Manager for Rainier (together, the “Portfolio Managers”), who have managed the Fund since its inception in 2009.

The Portfolio Managers have informed Rainier of their intention to resign from Rainier and to become employees of Angel Oak Capital Advisors, LLC (“Angel Oak”), an Atlanta, Georgia based investment adviser specializing in fixed income investments. Angel Oak currently manages two fixed income mutual funds with approximately $5.5 billion in assets and provides investment advisory services to other pooled investment vehicles (e.g., private funds), high net worth individuals, and banking institutions.

In connection with the anticipated resignation of the Portfolio Managers from Rainier, the Board of Trustees of the Rainier Trust (the “Rainier Board”) has approved the reorganization (the “Reorganization”) of the Fund into the Angel Oak High Yield Opportunities Fund (the “Acquiring Fund”), a newly formed series of Angel Oak Funds Trust (the “Angel Oak Trust”), subject to the approval of the shareholders of the Rainier Fund.  Importantly, the Acquiring Fund is expected to be managed in a manner that does not differ materially from the manner in which the Rainier Fund is managed. In addition, the Acquiring Fund has an investment objective and investment strategies that do not differ materially from those of the Rainier Fund.

If approved by shareholders, upon completion of the Reorganization, your Institutional Shares and Original Shares of the Fund would be exchanged for Institutional Class and Class A shares of the Acquiring Fund, respectively, of the same number and value, without (i) the imposition of any sales load or other charge or (ii) the recognition, generally, of gain or loss by the Rainier Fund or its shareholders for federal income tax purposes. The Acquiring Fund is advised by Angel Oak. Concurrent with the Reorganization, the Portfolio Managers would become employees of Angel Oak and would manage the Acquiring Fund on behalf of Angel Oak with support from certain additional Angel Oak portfolio managers.

You are being asked to approve the Reorganization, which would result in your becoming a shareholder of the Acquiring Fund. Angel Oak and Angel Oak Trust have committed that, for a period of at least two years following the Reorganization, the management fee rate paid by the Acquiring Fund would be the same as the management fee rate currently paid by the Fund and any increase to the rate thereafter would be subject to prior shareholder approval.  Angel Oak and Angel Oak Trust have also committed that the net annual operating expense ratio paid by the Acquiring Fund through May 31, 2018 would be the same as or lower than the net annual operating expense ratio currently paid by the Fund. The Reorganization has been approved by the Rainier Board and the Acquiring Fund’s Board of Trustees, subject to shareholder approval.

For the reasons discussed in this letter and in the enclosed Proxy Statement/Prospectus and based on the recommendations of Rainier, a special meeting of shareholders of the Fund (the “Special Meeting”) will be held on April 15, 2016, at the offices of Rainier at Two Union Square, 601 Union Street, Suite 2801, Seattle, Washington 98101 at 10:00 a.m. Pacific time so that Fund shareholders may consider the proposed Reorganization.

If shareholders of the Fund approve the Reorganization and all other closing conditions are met, the Reorganization will take effect on or about April 22, 2016, or such other date as the parties may agree. Upon the completion of the Reorganization, each shareholder of the Fund would receive a number of full and fractional Institutional Class and/or Class A shares of the Acquiring Fund equal in aggregate net asset value at the time of the exchange to the aggregate net asset value of such shareholder’s shares of the Fund, as follows:

PROPOSED REORGANIZATION
Rainier Fund:	à	Acquiring Fund:

Rainier Investment Management Mutual Funds		Angel Oak Funds Trust
Rainier High Yield Fund, Original Shares	à	Angel Oak High Yield Opportunities Fund, Class A
Rainier High Yield Fund, Institutional Shares	à	Angel Oak High Yield Opportunities Fund, Institutional Class

The Rainier Fund would be terminated after the closing of the Reorganization.

More information about the Reorganization is contained in the enclosed Proxy Statement/Prospectus. You should review the Proxy Statement/Prospectus carefully and retain it for future reference.

Shareholders of record of the Rainier Fund as of the close of business on February 19, 2016, the record date (“Record Date”), are entitled to vote on the proposed Reorganization at the Special Meeting and at any adjournment or postponement thereof.

While you are, of course, welcome to join us at the Special Meeting, we urge you to vote by phone, on the internet or by mail today so that the maximum number of shares may be voted. You may revoke your proxy before it is exercised at the Special Meeting, as described in the Proxy Statement/Prospectus.

Whether or not you are planning to attend the Special Meeting, we need your vote. Your vote is important no matter how many shares you own. In the event that insufficient votes are received from shareholders, the Special Meeting may be adjourned to permit further solicitation of proxies. Please vote by phone, on the internet or by mail today. Instructions on how to vote are included on the enclosed proxy card.

Thank you for taking the time to consider this important proposal and for your continuing investment.

Sincerely,

____________________________
Melodie B. Zakaluk
President, CEO and Trustee
Rainier Investment Management Mutual Funds

RAINIER INVESTMENT MANAGEMENT MUTUAL FUNDS Rainier High Yield Fund
 601 Union Street, Suite 2801
Seattle, WA 98101

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD APRIL 15, 2016

NOTICE IS HEREBY GIVEN that a SPECIAL MEETING OF SHAREHOLDERS (the “Special Meeting”) of the Rainier High Yield Fund (the “Fund”), a series of Rainier Investment Management Mutual Funds (the “Trust”), will be held on April 15, 2016, at 10:00 a.m., Pacific time, at Two Union Square, 601 Union Street, Suite 2801, Seattle, Washington 98101 to consider and vote on the proposal (the “Proposal”) described below and to transact such other business as may properly come before the Special Meeting or any adjournments or postponements thereof:

PROPOSAL:
To reorganize the Fund from a series of the Trust to a series of Angel Oak Funds Trust (the “Reorganization”). The Reorganization is not expected to result in any material change in the way the Fund is managed or in its investment objective and strategies. The Fund’s net fees and expenses are not expected to increase as a result of the Reorganization.

The Trust has fixed the close of business on February 19, 2016 as the record date (the “Record Date”) for determining shareholders entitled to notice of and to vote at the Special Meeting.

If you are a shareholder of record as of the close of business on the Record Date, you are entitled to vote at the Special Meeting and at any adjournment thereof. While you are welcome to join us at the Special Meeting, most shareholders will cast their votes by filling out and signing the enclosed proxy card. The Trust’s Board of Trustees has carefully reviewed the Proposal and recommends that you vote “FOR” the Proposal. If you have any questions regarding the issues to be voted on, please do not hesitate to call the Fund toll-free at 1-800-248-6314.

Whether or not you are planning to attend the Special Meeting, we need your vote prior to April 15, 2016. Voting is quick and easy. Everything you need is enclosed. To vote, you may use any of the following methods:

INTERNET:	Visit the web site shown on your proxy card. Enter the control number on your proxy card and follow the instructions.
PHONE:	Please call the toll-free number on your proxy card. Enter the control number on your proxy card and follow the instructions.
MAIL:	Please mark, sign, and date the enclosed proxy card and promptly return it in the enclosed, postage-paid envelope. BE SURE TO SIGN EACH CARD BEFORE MAILING IT.

Voting by proxy will not prevent you from voting your shares in person at the Special Meeting. You may revoke your proxy before it is exercised at the Special Meeting, either by writing to the Secretary of the Trust at the Trust’s address noted in the Proxy Statement or in person at the time of the Special Meeting. A prior proxy can also be revoked by voting again through the web site or toll-free number listed on the enclosed proxy card.

Thank you for taking the time to consider this important proposal and for your continuing investment in the Fund.

By Order of the Trust,

Christopher E. Kashmerick
Secretary of the Trust
March [   ], 2016

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON APRIL 15, 2016: This Notice and Proxy Statement are available on the internet at www.[  ].com. The Fund’s most recent Annual Report to shareholders is available on the internet at www.rainierfunds.com.

QUESTIONS AND ANSWERS

The following is a summary of more complete information appearing later in the attached Proxy Statement/Prospectus (the “Proxy Statement”) or incorporated by reference herein. You should read carefully the entire Proxy Statement, including the Agreement and Plan of Reorganization, which is attached as Appendix A, because it contains details that are not in the Questions and Answers.

YOUR VOTE IS VERY IMPORTANT!

Question: What is this document and why did you send it to me?

Answer: The attached document is (i) a proxy statement for the Rainier High Yield Fund (the “Fund” or “Rainier Fund”), a series of Rainier Investment Management Mutual Funds, a Delaware statutory trust (the “Rainier Trust”), and (ii) a prospectus for the Institutional Class and Class A shares of the Angel Oak High Yield Opportunities Fund (the “Acquiring Fund”), a newly created series of Angel Oak Funds Trust (the “Angel Oak Trust”). The purpose of the Proxy Statement is to solicit votes from shareholders of the Fund to approve the proposed reorganization of the Rainier Fund into the Acquiring Fund (the “Reorganization”), as described in the Agreement and Plan of Reorganization between the Rainier Trust and the Angel Oak Trust (the “Plan”).

The Board of Trustees of the Rainier Trust and the Board of Trustees of the Angel Oak Trust have approved the Plan pursuant to which the Rainier Fund is expected to be reorganized into the Acquiring Fund. The Reorganization would result in shareholders of the Rainier Fund’s Institutional Shares and Original Shares becoming shareholders of the Acquiring Fund’s Institutional Class and Class A shares, respectively. The Reorganization is not expected to result in any material change in the way the Fund is managed or in its investment objective and strategies. The Fund’s net fees and expenses are not expected to increase as a result of the Reorganization. The consummation of the Reorganization is contingent on shareholders of the Rainier Fund approving the Plan (the “Proposal”).

The Proxy Statement contains information that shareholders of the Rainier Fund should know before voting on the Proposal. The Proxy Statement should be reviewed and retained for future reference.

The Proposal requires the approval of Rainier Fund shareholders. Therefore, a Special Meeting of shareholders of the Rainier Fund (the “Special Meeting”) will be held on April 15, 2016 to consider the approval of the Proposal. We are sending this document to you for your use in deciding whether to approve the Proposal. This document includes a Notice of Special Meeting of Shareholders, the Proxy Statement and a proxy card.

Question: What is the purpose of the Reorganization?

Answer: As discussed in more detail in the Proxy Statement, the proposed Reorganization arises out of the anticipated resignation of the current portfolio managers (the “Portfolio Managers”) of the Rainier Fund from Rainier Investment Management, LLC, the Rainier Fund’s investment adviser (“Rainier”), and their joining Angel Oak. In light of this, the Board of Trustees of the Rainier Trust approved the Reorganization, subject to the approval of the shareholders of the Rainier Fund.  Therefore, if shareholders approve the Reorganization, they should benefit from continuity of portfolio management; as further described in the Proxy Statement, the Portfolio Managers would manage the Acquiring Fund’s investments in substantially the same manner as they have the Rainier Fund, and the Acquiring Fund has an investment objective and principal investment strategies that do not differ materially from those of the Rainier Fund.  Other potential benefits are discussed in more depth in the Proxy Statement.

Question: How will the Reorganizations work?

Answer: Pursuant to the Plan, the Rainier Fund will transfer all of its assets to the Acquiring Fund in return for Institutional Class and Class A shares of the Acquiring Fund and the Acquiring Fund’s assumption of all of the Rainier Fund’s liabilities as set forth in the Plan. The Rainier Fund will then distribute the Institutional Class and Class A shares it receives from the Acquiring Fund to holders of the Rainier Fund’s Institutional Shares and Original Shares, respectively.

Holders of Institutional Shares of the Rainier Fund will become Institutional Class shareholders of the Acquiring Fund and will receive Institutional Class shares of the Acquiring Fund in exchange for their Institutional Shares of the Rainier Fund. Holders of Original Shares of the Rainier Fund will become Class A shareholders of the Acquiring Fund and will receive Class A shares of the Acquiring Fund in exchange for their Original Shares of the Rainier Fund. Effective as of the closing date of the Reorganization (the “Closing Date”), each Rainier Fund shareholder will hold full and fractional Institutional Class and/or Class A shares of the Acquiring Fund equal in aggregate net asset value (“NAV”) to the aggregate NAV of such Rainier Fund shareholder’s Institutional Shares and Original Shares, respectively, of the Rainier Fund as of the Closing Date. Subsequently, the Rainier Fund will be liquidated and terminated as a series of the Rainier Trust.

PROPOSED REORGANIZATION
Rainier Fund:	à	Acquiring Fund:

Rainier Investment Management Mutual Funds		Angel Oak Funds Trust
Rainier High Yield Fund, Original Shares	à	Angel Oak High Yield Opportunities Fund, Class A
Rainier High Yield Fund, Institutional Shares	à	Angel Oak High Yield Opportunities Fund, Institutional Class

Please refer to the Proxy Statement for a detailed explanation of the Proposal. If the Proposal is approved by shareholders of the Rainier Fund at the Special Meeting, the Reorganization presently is expected to take effect on or about April 22, 2016, or such other date as the parties may agree.

Question: How will the Reorganizations affect my investment?

Answer: Your investment in the Acquiring Fund following the Reorganization will be substantially similar to your current investment in the Rainier Fund. Immediately following the Reorganization, you will continue to be a shareholder in a class of shares of the Acquiring Fund with similar characteristics to the class of Rainier Fund shares in which you invested; however, the Acquiring Fund will be advised by Angel Oak, rather than Rainier. Holders of Original Shares of the Rainier Fund will receive Class A shares of the Acquiring Fund without being subject to the sales charge normally applicable to the purchase of Class A shares of the Acquiring Fund.  Additionally, Rainier Fund shareholders who receive Class A shares of the Acquiring Fund will be permitted to purchase additional Class A shares of the Acquiring Fund in the future without being subject to the sales charge, provided that they have continuously held Class A shares of the Acquiring Fund since the Reorganization.

Although the investment adviser will change from Rainier to Angel Oak, the Portfolio Managers will continue to be primarily responsible for the day-to-day management of the Acquiring Fund’s portfolio immediately after the Reorganization, supported by certain additional Angel Oak portfolio managers.

In addition, although the Acquiring Fund’s investment objective will be the same as that of the Rainier Fund and its principal investment strategies will not differ materially from those of the Rainier Fund, the Acquiring Fund will have different fundamental and non-fundamental investment restrictions and will be subject to a “manager-of-managers” exemptive order that will allow the Acquiring Fund to replace sub-advisers that are not affiliated with Angel Oak or the Acquiring Fund and to modify any existing or future sub-advisory agreement with such unaffiliated sub-advisers at any time without shareholder approval, subject to the approval of the Angel Oak Trust Board  (though the Acquiring Fund currently has no plans to retain a sub-adviser).

The value of your investment in the Rainier Fund prior to the Reorganization will be the same as the value of your investment in the Acquiring Fund immediately following such Reorganization, and your interest in the Rainier Fund will not be diluted. The Reorganization will generally not result in recognition of gain or loss by the Rainier Fund, the Acquiring Fund or their shareholders for federal income tax purposes.

Question: Will I be charged any sales load, commission or other similar fee in connection with the Reorganization?

Answer: No. You will not be charged any sales load, commission or other similar fee in connection with the Reorganization.

Question: Will the Reorganizations result in any taxes for the Rainier Fund, the Acquiring Fund or their shareholders?

Answer: If the Plan is carried out, none of the Rainier Fund, the Acquiring Fund or their shareholders will recognize any gain or loss for federal income tax purposes solely as a result of the Reorganization, except for (A) gain or loss that may be recognized on the transfer of “section 1256 contracts” as defined in Section 1256(b) of the Internal Revenue Code of 1986, as amended (the “Code”), (B) gain that may be recognized on the transfer of stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code, and (C) any other gain or loss that may be required to be recognized upon the transfer of an asset regardless of whether such transfer would otherwise be a nonrecognition transaction under the Code. As a condition to the closing of the Reorganization, the Rainier Fund and the Acquiring Fund will receive an opinion of counsel confirming this position. Certain tax attributes of the Rainier Fund will carry over to the Acquiring Fund. Rainier Fund shareholders should consult their tax advisor about possible state and local tax consequences of the Reorganization, if any, because the information about tax consequences in this Proxy Statement relates to the federal income tax consequences of the Reorganization only.

Question: Why do I need to vote?

Answer: Your vote is needed to ensure that a quorum is present and sufficient votes are obtained at the Special Meeting so that the Proposal can be acted upon. Your immediate response on the enclosed proxy card will help prevent the need for any further solicitations for a shareholder vote. Your vote is very important to us regardless of the number of shares you own.

Question: How does the Rainier Trust’s Board recommend that I vote?

Answer: After careful consideration and upon the recommendation of Rainier, the Rainier Trust Board recommends that shareholders vote “FOR” the Proposal.

Question: Who is paying for expenses related to the Special Meeting and the Reorganizations?

Answer:                       Angel Oak will pay all direct costs relating to the Reorganization, including the costs relating to the Special Meeting and the Proxy Statement, but excluding brokerage and other transaction costs, which are not expected to be significant. Neither the Rainier Fund nor Acquiring Fund will incur any expenses in connection with the Reorganization.

Question: How do I vote my shares?

Answer: Although you may attend the Special Meeting and vote in person, you do not have to do so. You can vote your shares by completing and signing the enclosed proxy card(s) and mailing it in the enclosed postage-paid envelope. You may also vote by touch-tone telephone by calling the toll-free number printed on your proxy card(s) and following the recorded instructions.

In addition, you may vote through the internet by visiting [www.proxyonline.com] and following the on-line instructions. If you need any assistance, or have any questions regarding the Proposal or how to vote your shares, please call [  ].

If you simply sign and date the proxy card, but do not indicate a specific vote for the Proposal, your shares will be voted “FOR” the Proposal and to grant discretionary authority to the persons named in the card as to any other matters that properly come before the Special Meeting. Abstentions will be treated as present for determining whether a quorum is present with respect to a particular matter, but will not be counted as voting on any matter at the Special Meeting when the voting requirement is based on achieving a percentage of the “voting securities present.”

Shareholders who execute proxies may revoke them at any time before they are voted by (1) filing with the Rainier Fund a written notice of revocation, (2) timely voting a proxy bearing a later date, or (3) attending the Special Meeting and voting in person.

Question: If I vote by mail, how do I sign the proxy card?

Answer: Individual Accounts: Shareholders should sign exactly as their names appear on the account registration shown on the proxy card.

Joint Accounts: Either owner may sign, but the name of the person signing should conform exactly to a name shown on the account registration shown on the proxy card.

All Other Accounts: The person signing must indicate his or her capacity. For example, a trustee for a trust or other entity should sign, “Ann B. Collins, Trustee.”

Question: Who do I call if I have questions?

Answer: If you have any questions about the proposal or the proxy card, please do not hesitate to call [  ].

Please complete, sign and return the enclosed proxy card in the enclosed envelope. You may proxy vote by internet or telephone in accordance with the instructions set forth on the enclosed proxy card. No postage is required if mailed in the United States.

PROXY STATEMENT/PROSPECTUS

March [ ], 2016

for the Reorganization of the

RAINIER HIGH YIELD FUND
(a series of Rainier Investment Management Mutual Funds)
601 Union Street, Suite 2801
Seattle, WA 98101
1-800-248-6314

into the

ANGEL OAK HIGH YIELD OPPORTUNITIES FUND
(a series of Angel Oak Funds Trust)
One Buckhead Plaza
3060 Peachtree Road NW, Suite 500
Atlanta, Georgia 30305
 (404) 953-4900

____________________________________

This Proxy Statement/Prospectus (the “Proxy Statement”) is being sent to you in connection with the approval by the Board of Trustees (the “Board”) of Rainier Investment Management Mutual Funds (the “Rainier Trust”), a Delaware statutory trust, of an Agreement and Plan of Reorganization (the “Plan”) with respect to the Rainier High Yield Fund (the “Rainier Fund”), a series of the Rainier Trust. Pursuant to the Plan, the Rainier Fund would be reorganized (the “Reorganization”) into the Angel Oak High Yield Opportunities Fund (the “Acquiring Fund”), a series of Angel Oak Funds Trust (the “Angel Oak Trust”) advised by Angel Oak Capital Advisors, LLC (“Angel Oak”). The Reorganization is contingent on shareholders of the Rainier Fund approving the Plan.

Consequently, this Proxy Statement is being sent to you in connection with the solicitation of proxies by the Board of Trustees of the Rainier Trust, for exercise at a Special Meeting of Shareholders (the “Special Meeting”) of the Rainier Fund to be held on April 15, 2016, at 10:00 a.m., Pacific time, at Two Union Square, 601 Union Street, Suite 2801, Seattle, Washington 98101 to consider and vote on the following proposal (the “Proposal”) and to transact such other business as may properly come before the Special Meeting or any adjournments or postponements thereof:

PROPOSAL:
To reorganize the Rainier High Yield Fund from a series of Rainier Investment Management Mutual Funds to a series of Angel Oak Funds Trust. The Reorganization is not expected to result in any material change in the way the Rainier Fund is managed or in its investment objective and strategies. The Rainier Fund’s fees and expenses are not expected to increase as a result of the Reorganization.

Shareholders who authorize proxies may revoke them at any time before they are voted by writing to the Rainier Trust, by attending the Special Meeting in person, by authorizing a proxy at a later date through the toll-free number or through the Internet address listed in the enclosed voting instructions, or by submitting a later dated proxy card.

This Proxy Statement sets forth the basic information you should know before voting on the Proposal. You should read it and keep it for future reference. Additional information is set forth in the Statement of Additional Information (the “SAI”) dated March [   ], 2016 relating to this Proxy Statement, which is also incorporated by reference into this Proxy Statement.

The Rainier Fund’s Summary Prospectus, Annual Report to Shareholders for the fiscal year ended March 31, 2015, containing audited financial statements, and Semi-Annual Report to Shareholders for the fiscal period ended September 30, 2015, containing unaudited financial statements, have been previously delivered to shareholders.

Copies of the Proxy Statement, SAI, Summary Prospectus or Prospectus, Annual Report to Shareholders for the most recent fiscal year, and Semi-Annual Report to Shareholders for the most recent fiscal period for the Rainier Fund and other information about the Rainier Fund, and the Rainier Trust are available upon request and without charge by calling 1-800-248-6314, by writing to the Rainier Fund, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701 or by visiting www.rainierfunds.com.

Table of Contents - Prospectus
1

This Proxy Statement will be mailed on or about March [  ], 2016 to shareholders of record of the Rainier Fund as of the close of business on February 19, 2016 (the “Record Date”).

The Rainier Fund and the Acquiring Fund are each subject to the informational requirements of the Securities Exchange Act of 1934 and in accordance therewith file reports and other information including proxy materials, reports and charter documents with the SEC. These reports and other information can be inspected and copied at the public reference facilities maintained by the SEC at 100 F Street, NE, Washington, DC 20549. Reports and other information about the Rainier Fund and Acquiring Fund are available on the EDGAR database on the SEC’s website at www.sec.gov. Copies of such material can also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, 100 F Street, NE, Washington, DC 20549 at prescribed rates.

The SEC has not approved or disapproved the Acquiring Fund’s shares to be issued in the Reorganizations, nor has it passed on the accuracy or adequacy of this Proxy Statement. Any representation to the contrary is a criminal offense.

No person has been authorized to give any information or to make any representations other than those contained in this Proxy Statement and in the materials expressly incorporated by reference herein and, if given or made, such other information or representations must not be relied upon as having been authorized by the Rainier Fund or Acquiring Fund.

PROPOSAL: TO REORGANIZE THE RAINIER HIGH YIELD FUND FROM A SERIES OF RAINIER INVESTMENT MANAGEMENT MUTUAL FUNDS TO A SERIES OF ANGEL OAK FUNDS TRUST.

You are receiving this Proxy Statement/Prospectus because of your investment in the Rainier Fund, which is advised by Rainier Investment Management, LLC (“Rainier”). As discussed in more detail below, the proposed Reorganization arises out of the anticipated resignation of Matthew R. Kennedy, CFA, Director of Fixed Income Management for Rainier, and James H. Hentges, CFA, Portfolio Manager for Rainier (together, the “Portfolio Managers”), who have managed the Fund since its inception in 2009, and the subsequent agreement (the “Agreement”) between Rainier and Angel Oak that provides, among other things, for the parties to support a reorganization of the Rainier Fund with and into the Acquiring Fund.

At a meeting of the Board of Rainier Trust held on January 12, 2016 (the “Meeting”), Rainier recommended, and the Board approved, the proposed reorganization of the Rainier Fund, one of the series of the Rainier Trust, with and into the Acquiring Fund, a newly created series of the Angel Oak Trust, subject to the approval of the Rainier Fund’s shareholders. In connection with the approval of the proposed Reorganization, the Board approved an Agreement and Plan of Reorganization (the “Plan”), which provides for: (a) the transfer of all the assets and liabilities of the Rainier Fund as set forth in the Plan to the Acquiring Fund, in exchange for shares of the Acquiring Fund; and (b) the distribution of the shares of the Acquiring Fund pro rata by the Rainier Fund to its shareholders in complete liquidation of the Rainier Fund.

The Acquiring Fund would commence operations upon the completion of the Reorganization, and would be advised by Angel Oak. The current Portfolio Managers of the Rainier Fund would be primarily responsible for the day-to-day management of the Acquiring Fund following the Reorganization. For more information regarding Rainier and Angel Oak, please see the section titled “Comparison of Investment Advisers and Investment Advisory Fees.”

Table of Contents - Prospectus
2

The expected benefits of the proposed Reorganization are discussed elsewhere in this Proxy Statement and include the following:

•
the continuity of the portfolio management team and investment objective and principal investment strategies through the retention of the Portfolio Managers as Portfolio Managers to the Acquiring Fund;

•	the comparable expense and fee structures of the Acquiring Fund; and

•	the expected tax-free nature of the Reorganization for U.S. federal income tax purposes.

For a detailed discussion of the Board’s considerations, see the section titled “Board Consideration of the Reorganization.”

How Will The Reorganization Work?

Subject to the terms and conditions of the Plan, the Reorganization will involve three steps:

•
the transfer of all the assets and liabilities of the Rainier Fund to the Acquiring Fund, as set forth in the Plan, in exchange for shares of the Acquiring Fund having equivalent value to the net assets transferred;

•
the pro rata distribution of shares of the Acquiring Fund to the shareholders of record of the Rainier Fund as of the effective date of the Reorganization in full redemption of all shares of the Rainier Fund; and

•	the complete liquidation and termination of the Rainier Fund.

As a result of the Reorganization, shareholders of the Rainier Fund’s Institutional Shares and Original Shares will hold Institutional Class and Class A shares of the Acquiring Fund, respectively. The total value of the shares of the Acquiring Fund that a shareholder will receive in the Reorganization will be the same as the total value of the shares of the Rainier Fund held by the shareholder immediately before the Reorganization. If approved by shareholders, the Reorganization is expected to occur on or about April 22, 2016. The class structure of the Acquiring Fund is similar to that of the Rainier Fund, but there are important differences. Information about the class structure of the Rainier Fund and Acquiring Fund is below under “Comparison of Current Fees and Expenses.”

What Differences Are There in the Management Structure of the Rainier Fund and the Acquiring Fund?

Rainier serves as the investment adviser to the Rainier Fund, and the Portfolio Managers are primarily responsible for the day-to-day portfolio management of the Rainier Fund. Following the Reorganization, Angel Oak will serve as the investment adviser of the Acquiring Fund, and the Portfolio Managers will continue to be primarily responsible for the day-to-day portfolio management of the Acquiring Fund, supported by additional Angel Oak portfolio managers. Neither the Rainier Fund, nor the Acquiring Fund currently employs any sub-advisory firms.

Currently, the Rainier Trust Board may terminate any investment adviser or sub-adviser of the Rainier Fund without shareholder approval.  The Rainier Trust Board may replace any investment adviser or sub-adviser of the Rainier Fund with another party only with the approval of shareholders.

Similarly, the Angel Oak Trust Board may terminate any investment adviser or sub-adviser of the Acquiring Fund without shareholder approval.  However, pursuant to a “manager-of-managers” exemptive order granted to the Acquiring Fund and Angel Oak by the SEC, the Acquiring Fund may replace sub-advisers that are not affiliated with Angel Oak or the Acquiring Fund and may modify any existing or future sub-advisory agreement with such unaffiliated sub-advisers at any time without shareholder approval, subject to the approval of the Angel Oak Trust Board.  The Angel Oak Trust Board may replace the Acquiring Fund’s investment adviser only with the approval of shareholders.

Prior to the Reorganization, the sole initial shareholder of the Acquiring Fund will have approved the Acquiring Fund’s participation in this manager-of-managers arrangement, and shareholders of the Rainier Fund, including in their ultimate capacities as shareholders of the Acquiring Fund, will not be asked to vote on this matter.

Additional information regarding the manager-of-managers exemptive order is included in the attached Appendix F.

Please note that the investment objective of the Acquiring Fund will be the same as that of the Rainier Fund.  Additionally, the principal investment strategies of the Acquiring Fund will not differ materially from those of the Rainier Fund, and the differences between them are described below under “Comparison of Investment Objectives, Principal Investment Strategies and Policies.”  However, the Acquiring Fund will have different fundamental and non-fundamental investment restrictions (to modernize those restrictions and make them more consistent with other series of the Angel Oak Trust) and will be subject to a “manager-of-managers” exemptive order that will allow the Acquiring Fund to replace sub-advisers that are not affiliated with Angel Oak or the Acquiring Fund and to modify any existing or future sub-advisory agreement with such unaffiliated sub-advisers at any time without shareholder approval, subject to the approval of the Angel Oak Trust Board (though the Acquiring Fund currently has no plans to retain a sub-adviser).

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What is the Effect of My Voting “FOR” the Proposal?

By voting “FOR” the Proposal, you will be agreeing to become a shareholder of the Acquiring Fund. As a result, you are agreeing to all of the features of the Acquiring Fund.

In the event that shareholders of the Rainier Fund do not approve the Proposal, the Board in consultation with Rainier, will consider the options available to the Rainier Fund, including its possible liquidation or retention of another investment adviser.

Shareholder Approval

Approval of the Proposal requires the affirmative vote of the holders of a majority of the outstanding shares of the Rainier Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”). Please see the section entitled “Information on Voting” for more details.

Comparison of Current Fees and Expenses

The following tables describe the fees and expenses associated with holding shares of the Rainier Fund and Acquiring Fund. In particular, the tables compare the fee and expense information for the shares of the Rainier Fund and the pro forma estimated fees and expenses of shares of the Acquiring Fund following the Reorganization. The information shown in these tables is as of March 31, 2015 and assumes that the Reorganization took place on that date. Pro forma expense ratios shown should not be considered an actual representation of future expenses or performance. Such pro forma expense ratios project anticipated expense levels, but actual ratios may be greater or less than those shown. Although the Total Annual Fund Operating Expenses for the Acquiring Fund are expected to initially be materially higher than those of the Rainier Fund, the Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement paid by the Acquiring Fund through May 31, 2018 will be the same as or lower than the net annual operating expense ratio currently paid by the Fund. Additionally, to the extent Angel Oak is successful at using its distribution capabilities to help the Acquiring Fund to experience asset growth, Angel Oak expects that such growth will lead to lower Total Annual Fund Operating Expenses over time.

 Expense Summary of the Rainier Fund and the Acquiring Fund

Shareholder fees (fees paid directly from your investment)	Rainier Fund Institutional Shares	(pro forma) Acquiring Fund Institutional Class	Rainier Fund Original Shares	(pro forma) Acquiring Fund Class A
Maximum Sales Charge (Load) Imposed on Purchases (as a % of the offering price)	None	None	None	2.25%1
Maximum Deferred Sales Charge (Load) (as a % of amount redeemed)	None	None	None	None1

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.55%	0.55%	0.55%	0.55%
Distribution and Service (12b-1) Fees	0.00%	0.00%	0.25%	0.25%
Other Expenses	0.18%	0.49%2	0.31%	0.49%2
Total Annual Fund Operating Expenses	0.73%	1.04%	1.11%	1.29%
Less Fee Waiver/Expense Reimbursement	-0.08%3	-0.39%4	-0.21%3	-0.39%4
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	0.65%	0.65%	0.90%	0.90%
______________

1
Class A shares purchased without an initial sales charge and redeemed within 18 months of the date of purchase may be subject to a contingent deferred sales charge of 1.00%. The Class A sales charge (load) will be waived for future purchases of Class A shares of the Acquiring Fund by Rainier Fund shareholders who receive Class A shares of the Acquiring Fund as part of the Reorganization and have continuously held Class A shares of the Acquiring Fund since the Reorganization.

2	“Other Expenses” for the Acquiring Fund have been restated to reflect the estimated expenses of the Acquiring Fund for its current fiscal year.
3
Rainier has contractually agreed to reduce its fees and/or pay Fund expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement for shares of the Rainier Fund to 0.65% and 0.90% of the Rainier Fund’s average net assets of its Institutional and Original Shares, respectively (the “Expense Caps”). This obligation excludes acquired fund fees and expenses, loads, taxes, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization or extraordinary expenses such as litigation, and other expenses not incurred in the ordinary course of the Rainier Fund’s business. The Expense Caps will remain in effect until at least July 31, 2016. Rainier may request recoupment of previously waived fees and paid expenses from the Rainier Fund for three years from the date they were waived or paid, subject to the Expense Caps. The Expense Caps may not be changed by Rainier during that period without prior approval of the Board. The obligation may be terminated at any time by the Board upon written notice to Rainier, and will terminate if the management agreement is terminated.

4
Angel Oak has contractually agreed to waive its fees and/or reimburse certain expenses (exclusive of any front-end sales loads, taxes, interest on borrowings, dividends on securities sold short, brokerage commissions, 12b-1 fees, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization and extraordinary expenses) to limit the Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement to 0.65% of the Acquiring Fund’s average daily net assets (the “Expense Limit”) through May 31, 2018. The contractual arrangement may only be changed or eliminated by the Board of Trustees of the Angel Oak Trust upon 60 days’ written notice to Angel Oak. Angel Oak may recoup from the Acquiring Fund any waived amount or reimbursed expenses pursuant to this agreement if such recoupment does not cause the Acquiring Fund to exceed the current Expense Limit or the Expense Limit in place at the time of the waiver or reimbursement (whichever is lower) and the recoupment is made within three years after the fiscal year in which Angel Oak incurred the expense.

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Holders of the Rainier Fund’s Original Shares will not be charged any sales load in connection with their receipt of Class A shares of the Acquiring Fund as a result of the Reorganization. Additionally, the Class A sales charge (load) will be waived for future purchases of Class A shares of the Acquiring Fund by Rainier Fund shareholders who receive Class A shares of the Acquiring Fund as part of the Reorganization and have continuously held Class A shares of the Acquiring Fund since the Reorganization.

You would pay the following expenses on a $10,000 investment assuming that the Rainier Fund and Acquiring Fund have a 5% annual return, that fund operating expenses remain the same, and that you redeem your shares at the end of each period. The pro forma Class A expenses below do not reflect the sales charge (load) on Class A shares because such sales charge (load) will be waived for future purchases of Class A shares of the Acquiring Fund by Rainier Fund shareholders who receive Class A shares of the Acquiring Fund as part of the Reorganization and have continuously held Class A shares of the Acquiring Fund since the Reorganization. Your actual costs may be higher or lower than those shown.

	One Year	Three Years	Five Years	Ten Years
Rainier Fund Institutional Shares	$66	$225	$398	$899
Acquiring Fund Institutional Class shares (pro forma)	$66	$251	$496	$1,198

Rainier Fund Original Shares	$92	$332	$591	$1,333
Acquiring Fund Class A shares (pro forma)	$92	$330	$631	$1,486

The Acquiring Fund also offers Class C shares subject to a maximum 1.00% contingent deferred sales charge on shares redeemed within one year of purchase and a 1.00% distribution and service (12b-1) fee; however, Class C shares of the Acquiring Fund are not being offered or issued as part of the Reorganization and are not currently available for purchase.

Portfolio Turnover

Each of the Rainier Fund and Acquiring Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual operating expenses or in the example above, affect the funds’ performance. During the most recent fiscal year ended March 31, 2015, the portfolio turnover rate for the Rainier Fund was 33.69% of the average value of its portfolio. Because the Acquiring Fund will not have commenced operations prior to the Reorganization, no portfolio turnover information is available for the Acquiring Fund.

Comparison of Investment Objectives, Principal Investment Strategies, and Policies

The investment objective of the Rainier Fund is to earn a high level of current income with a secondary objective of capital appreciation. The investment objective and the Portfolio Managers with primary responsibility for the day-to-day portfolio management of the Acquiring Fund will be the same as those of the Rainier Fund.

The principal investment strategies of the Acquiring Fund will be the same as those of the Rainier Fund, except for the following additional principal investment strategies of the Acquiring Fund:

•
The Acquiring Fund’s allocation of its assets into various asset classes will depend on the views of Angel Oak as to the best value relative to what is currently presented in the market place. The Acquiring Fund’s portfolio managers lead a team of sector specialists responsible for researching opportunities within their sector and making recommendations to the Acquiring Fund’s portfolio managers. In selecting investments, Angel Oak may consider maturity, yield and ratings information and opportunities for price appreciation among other criteria. Angel Oak seeks to limit risk of principal by targeting assets that it considers undervalued.

•	The Acquiring Fund may invest up to 15% of its net assets in illiquid securities.

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•
The Acquiring Fund may invest in other investment companies, including closed-end investment companies and open-end investment companies, which may operate as traditional mutual funds or as ETFs. The other investment companies in which the Acquiring Fund invests may be affiliates of the Acquiring Fund.

•
In pursuing its investment objectives or for hedging purposes, the Acquiring Fund may utilize (i) short selling, (ii) borrowing and (iii) various types of over-the-counter and exchange-traded derivative instruments, including structured products, swaps (including credit default swaps), futures and forward contracts and options. The Acquiring Fund may borrow to the maximum extent permitted by applicable law, which generally means that the Acquiring Fund may borrow up to one-third of its total assets. The Acquiring Fund may also invest in repurchase agreements and reverse repurchase agreements.

The Acquiring Fund’s use of borrowing, short sales, derivatives, and reverse repurchase agreements may be deemed to create leverage, which can increase the Acquiring Fund’s volatility and the effect, positive or negative, of the Acquiring Fund’s investments and its net asset value (“NAV”). The 1940 Act generally limits the extent to which the Acquiring Fund may utilize borrowings and “uncovered” transactions that may give rise to a form of leverage, including reverse repurchase agreements, dollar rolls, swaps, futures and forward contracts, options and other derivative transactions, to one-third of the Acquiring Fund’s total assets at the time utilized.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Acquiring Fund can invest. The Acquiring Fund uses derivatives to gain or adjust exposure to markets, sectors, securities and currencies and to manage exposure to risks relating to creditworthiness, interest rate spreads, volatility and changes in yield curves. In certain market environments, the Acquiring Fund may use interest rate swaps and futures contracts to help protect its portfolio from interest rate risk. The Acquiring Fund may also utilize foreign currency transactions, including currency options and forward currency contracts, to hedge non-U.S. Dollar investments or to establish or adjust exposure to particular foreign securities, markets or currencies.

•
The Acquiring Fund may invest significantly in bonds denominated in non-U.S. currencies, including bonds of emerging markets issuers. The Acquiring Fund’s investment in bonds denominated in currencies other than the U.S. Dollar may be on a currency hedged or unhedged basis.

•	The Acquiring Fund may invest in bank subordinated debt.

•
The Acquiring Fund and Angel Oak have received exemptive relief from the SEC permitting Angel Oak (subject to certain conditions and the Angel Oak Trust Board’s approval) to select or change sub-advisers without obtaining shareholder approval. The relief also permits Angel Oak to materially amend the terms of agreements with a sub-adviser (including an increase in its fee) or to continue the employment of a sub-adviser after an event that would otherwise cause the automatic termination of services with Board approval, but without shareholder approval. Shareholders will be notified of any sub-adviser changes. The Acquiring Fund currently has no plans to retain a sub-adviser.

The Acquiring Fund’s ability to use short selling, borrowing, and various types of derivative instruments as part of its principal investment strategies is intended to provide the Fund’s portfolio management team with greater flexibility in managing the risks and exposures of the Acquiring Fund as compared to the Rainier Fund.

The Acquiring Fund will also have different fundamental and non-fundamental investment restrictions. Although there are differences in the fundamental investment restrictions of the Rainier Fund and the Acquiring Fund, because the Rainier Fund and Acquiring Fund have substantially similar investment strategies and policies, Angel Oak expects that the differences in investment restrictions will have little or no substantive effect. For more information regarding the investment restrictions of the Rainier Fund and the Acquiring Fund, please see the section titled “Comparison of Investment Restrictions.”

Summary of Principal Investment Strategies

The following describes the principal investment strategies of the Acquiring Fund. Additional information on the principal investment strategies of the Acquiring Fund is included in the attached Appendix B.

In pursuing its objective, the Acquiring Fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in below investment grade bonds of corporate issuers. These “high-yield” securities (also known as “junk bonds”) will generally be rated BB or lower by Standard & Poor’s Rating Group (“S&P”) or will be of equivalent quality rating from another Nationally Recognized Statistical Ratings Organization. If a bond is unrated, Angel Oak may determine whether it is of comparable quality and therefore eligible for the Acquiring Fund’s investment.

The Acquiring Fund may purchase securities of companies in any capitalization range – small, medium or large. The Acquiring Fund’s principal investments include domestic corporate debt securities, structured products including collateralized loan obligations (“CLOs”), asset-backed fixed income securities, mortgage-backed securities, foreign debt securities (including corporate fixed income securities registered and sold in the United States by foreign issuers (“Yankee” bonds) and emerging markets securities), fixed and floating rate bonds, as well as zero coupon bonds. There is no minimum quality rating for investments, and, as such, the Acquiring Fund may invest in securities that no longer make payments of interest or principal, including defaulted securities. The Acquiring Fund intends to focus primarily on securities with credit ratings (or equivalent quality) between the range of BB and B of the high-yield market. The Acquiring Fund may also invest in bank subordinated debt.

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The Acquiring Fund’s allocation of its assets into various asset classes will depend on the views of Angel Oak as to the best value relative to what is currently presented in the market place. The Acquiring Fund’s portfolio managers lead a team of sector specialists responsible for researching opportunities within their sector and making recommendations to the Acquiring Fund’s portfolio managers. In selecting investments, Angel Oak may consider maturity, yield and ratings information and opportunities for price appreciation among other criteria. Angel Oak seeks to limit risk of principal by targeting assets that it considers undervalued.

The Acquiring Fund may sell a security if it achieves the valuation target or the underlying fundamentals deteriorate compared to Angel Oak’s expectations, or when swapped for a more attractive security.

The Acquiring Fund may also invest in private placements and “Rule 144A” securities, which are subject to resale restrictions. The Acquiring Fund is permitted to invest up to 15% of its net assets in equity securities such as common stock, preferred stock, warrants, rights and exchange-traded funds (“ETFs”). The Acquiring Fund may also invest up to 20% of its assets in investment grade securities, including U.S. Treasury and U.S. government agency securities. The Acquiring Fund may invest up to 25% of its assets in foreign debt securities (including emerging markets securities and Yankee bonds), including those denominated in U.S. dollars. The Acquiring Fund may invest up to 15% of its net assets in illiquid securities. The Acquiring Fund may also invest in the securities of other investment companies that invest primarily in high-yield securities.

The Acquiring Fund may purchase bonds of any maturity, but the Acquiring Fund will normally have a dollar-weighted average maturity between two and fifteen years. The average maturity may be less than two years if Angel Oak believes a temporary defensive posture is appropriate. In addition, duration may be one of the characteristics considered in security selection, but the Acquiring Fund does not focus on bonds with any particular duration. Duration is a measure of interest rate risk using the expected life of a debt security. Duration incorporates a bond’s yield, coupon interest payments, final maturity, call and put features and prepayment exposure into one measure, with a higher duration indicating greater sensitivity to interest rates.

In pursuing its investment objectives or for hedging purposes, the Acquiring Fund may utilize (i) short selling, (ii) borrowing and (iii) various types of over-the-counter and exchange-traded derivative instruments, including structured products, swaps (including credit default swaps), futures and forward contracts and options. The Acquiring Fund may borrow to the maximum extent permitted by applicable law, which generally means that the Acquiring Fund may borrow up to one-third of its total assets. The Acquiring Fund may also invest in repurchase agreements and reverse repurchase agreements.

Comparison and Summary of Principal Investment Risks

The principal investment risks of the Acquiring Fund will be the same as those of the Rainier Fund, except for certain additional principal investment risks of the Acquiring Fund. The following is a summary of the principal investment risks of the Acquiring Fund. Risks marked with an “*” reflect differences between the risks that have been identified as “Principal Investment Risks” of the Rainier Fund and those of the Acquiring Fund. Additional information on the principal investment risks of the Acquiring Fund is included in the attached Appendix B.

•
Bank Subordinated Debt Risks.* Banks may issue subordinated debt securities, which have a lower priority to full payment behind other more senior debt securities.  In addition to the risks generally associated with fixed income instruments (e.g., interest rate risk, credit risk, etc.), bank subordinated debt is also subject to risks inherent to banks.  Because banks are highly regulated and operate in a highly competitive environment, it may be difficult for a bank to meet its debt obligations.  Banks also may be affected by changes in legislation and regulations applicable to the financial markets.  Bank subordinated debt is often issued by smaller community banks that may be overly concentrated in a specific geographic region, lack the capacity to comply with new regulatory requirements or lack adequate capital.

•
Borrowing Risks and Leverage Risks.* Borrowing for investment purposes creates leverage, which will exaggerate the effect of any change in the value of securities in the Fund’s portfolio on the Fund’s NAV and, therefore, may increase the volatility of the Fund.

•
Collateralized Debt Obligations (“CDOs”) Risks.* CLOs and other CDOs are subject to the typical risks associated with fixed-income securities and asset-backed securities. Additionally, the risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Fund invests. Such collateral may be insufficient to meet payment obligations and the class of the CDO may be subordinate to other classes. CLOs and other CDOs are typically privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in certain CDOs may be characterized by the Fund as illiquid securities.

•
Derivatives Risks.* The Fund’s derivative investments have risks, including the imperfect correlation between the value of such instruments and the underlying assets, rate or index; the loss of principal, including the potential loss of amounts greater than the initial amount invested in the derivative instrument; the possible default of the other party to the transaction; and illiquidity of the derivative investments. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. Certain derivatives may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Certain of the Fund’s transactions in derivatives could also affect the amount, timing and character of distributions to shareholders, which may result in the Fund realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions, which may adversely impact the Fund’s after-tax returns.

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•
Equity and General Market Risk. Equity securities are susceptible to general stock market fluctuations and to volatile increases and decreases in value. The equity market may experience declines and companies whose equity securities are in the Fund’s portfolio may not increase their earnings at the rate anticipated. The Fund’s net asset value and investment return will fluctuate based upon changes in the value of its portfolio securities.

•	Extension Risk.* When interest rates rise, certain obligations may be paid off by the obligor more slowly than anticipated, causing the value of these securities to fall.

•
Fixed-Income Instruments Risks. The Fund will invest in loans and other types of fixed-income instruments and securities. Such investments may be secured, partially secured or unsecured and may be unrated, and whether or not rated, may have speculative characteristics. The market price of the Fund’s investments will change in response to changes in interest rates and other factors. Generally, when interest rates rise, the values of fixed-income instruments fall, and vice versa. In typical interest rate environments, the prices of longer-term fixed-income instruments generally fluctuate more than the prices of shorter-term fixed-income instruments as interest rates change. These risks may be greater in the current market environment because certain interest rates are near historically low levels. In addition, a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration. A fund with a negative average portfolio duration may decline in value as interest rates decrease. Most high yield investments pay a fixed rate of interest and are therefore vulnerable to inflation risk. The obligor of a fixed-income instrument may not be able or willing to pay interest or to repay principal when due in accordance with the terms of the associated agreement.

•
Floating or Variable Rate Securities Risk.* Floating or variable rate securities pay interest at rates that adjust in response to changes in a specified interest rate or reset at predetermined dates (such as the end of a calendar quarter). Securities with floating or variable interest rates are generally less sensitive to interest rate changes than securities with fixed interest rates, but may decline in value if their interest rates do not rise as much, or as quickly, as comparable market interest rates. Although floating or variable rate securities are generally less sensitive to interest rate risk than fixed rate securities, they are subject to credit, liquidity and default risk and may be subject to legal or contractual restrictions on resale, which could impair their value.

•
Foreign Currency Risks.* Changes in foreign currency exchange rates may affect the value of securities in the Fund and the unrealized appreciation or depreciation of investments. Currencies of certain countries may be volatile and therefore may affect the value of the Fund’s investments in foreign currencies or securities denominated in such currencies, which means that the Fund’s NAV could decline as a result of changes in the exchange rates between foreign currencies and the U.S. Dollar. The Fund’s use of forward, futures or options contracts to purchase or sell foreign currencies may result in reduced returns to the Fund.

•
High-Yield Securities Risks.  High-yield securities carry a greater degree of risk and are more volatile than investment grade securities and are considered speculative. High-yield securities may be issued by companies that are restructuring, are smaller and less creditworthy, or are more highly indebted than other companies. This means that they may have more difficulty making scheduled payments of principal and interest. Changes in the value of high-yield securities are influenced more by changes in the financial and business position of the issuing company than by changes in interest rates when compared to investment grade securities. The Fund’s investments in high-yield securities expose it to a substantial degree of credit risk.

•
Illiquid Securities Risks.* The Fund may, at times, hold illiquid securities, by virtue of the absence of a readily available market for certain of its investments, or because of legal or contractual restrictions on sales. The Fund could lose money if it is unable to dispose of an investment at a time or price that is most beneficial to the Fund.

•
Loan Risks. If a borrower under a loan is unable or unwilling to pay scheduled interest or principal, the Fund may recover only a fraction of what is owed on the loan, or nothing at all. Collateral used to secure loans may be illiquid or insufficient to satisfy the borrower’s payment obligations. Unsecured loans have lower priority in right of payment to any higher ranking obligations of the borrower and are not backed by a security interest in any specific collateral. Unsecured loans generally have greater price volatility than secured loans and may be less liquid. The market for loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods.

•	Management Risk. The Fund may not meet its investment objective based on Angel Oak’s success or failure to implement investment strategies for the Fund.

•
Mortgage-Backed and Asset-Backed Securities Risks.* Mortgage-backed and other asset-backed securities are subject to the risks of traditional fixed-income instruments. However, they are also subject to prepayment risk and extension risk, meaning that if interest rates fall, the underlying debt may be repaid ahead of schedule, reducing the value of the Fund’s investments and if interest rates rise, there may be fewer prepayments, which would cause the average bond maturity to rise, increasing the potential for the Fund to lose money.

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Certain mortgage-backed securities may be secured by pools of mortgages on single-family, multi-family properties, as well as commercial properties. Similarly, asset-backed securities may be secured by pools of loans, such as corporate loans, student loans, automobile loans and credit card receivables. The credit risk on such securities is affected by homeowners or borrowers defaulting on their loans. The values of assets underlying mortgage-backed and asset-backed securities, including CLOs, may decline and therefore may not be adequate to cover underlying investors. Some mortgage-backed and asset-backed securities have experienced extraordinary weakness and volatility in recent years. Possible legislation in the area of residential mortgages, credit cards, corporate loans and other loans that may collateralize the securities in which the Fund may invest could negatively impact the value of the Fund’s investments. To the extent the Fund focuses its investments in particular types of mortgage-backed or asset-backed securities, including CLOs, the Fund may be more susceptible to risk factors affecting such types of securities.

•
Non-U.S. Securities Risks. Investments in securities or other instruments of non-U.S. issuers involve certain risks not involved in domestic investments and may experience more rapid and extreme changes in value than investments in securities of U.S. companies. Financial markets in foreign countries often are not as developed, efficient or liquid as financial markets in the United States, and therefore, the prices of non-U.S. securities and instruments can be more volatile. In addition, the Fund will be subject to risks associated with adverse political and economic developments in foreign countries, which may include the imposition of economic sanctions. Generally, there is less readily available and reliable information about non-U.S. issuers due to less rigorous disclosure or accounting standards and regulatory practices. The foreign securities in which the Fund may invest may be issued by companies or governments located in emerging market countries. Investing in the securities of issuers operating in emerging markets involves a high degree of risk and special considerations not typically associated with investing in the securities of other foreign or U.S. issuers.

•
Other Investment Companies Risks. The Fund will incur higher and duplicative expenses when it invests in mutual funds, ETFs, and other investment companies. There is also the risk that the Fund may suffer losses due to the investment practices of the underlying funds. When the Fund invests in other investment companies, the Fund will be subject to substantially the same risks as those associated with the direct ownership of securities held by such investment companies. ETFs may be less liquid than other investments, and thus their share values more volatile than the values of the investments they hold.

•
Portfolio Turnover Risk.* Frequent trading increases the Fund’s portfolio turnover rate and may increase transaction costs, such as brokerage commissions, dealer mark-ups and may result in higher taxes when Fund shares are held in a taxable account. Increased transaction costs could detract from the Fund’s performance.

•
Preferred Securities Risk.* Preferred securities may pay fixed or adjustable rates of return and are subject to many of the risks associated with debt securities (e.g., interest rate risk, call risk and extension risk). In addition, preferred securities are subject to issuer-specific and market risks applicable generally to equity securities. Because many preferred securities allow the issuer to convert their preferred stock into common stock, preferred securities are often sensitive to declining common stock values. A company’s preferred securities generally pay dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred securities will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred securities of smaller companies may be more vulnerable to adverse developments than preferred stock of larger companies.

•
Rating Agencies Risks.* Ratings are not an absolute standard of quality, but rather general indicators that reflect only the view of the originating rating agencies from which an explanation of the significance of such ratings may be obtained. There is no assurance that a particular rating will continue for any given period of time or that any such rating will not be revised downward or withdrawn entirely. Such changes may negatively affect the liquidity or market price of the securities in which the Fund invests. The ratings of securitized assets may not adequately reflect the credit risk of those assets due to their structure.

•
Repurchase Agreement Risks.* Repurchase agreements typically involve the acquisition by the Fund of fixed-income securities from a selling financial institution such as a bank or broker-dealer. The Fund may incur a loss if the other party to a repurchase agreement is unwilling or unable to fulfill its contractual obligations to repurchase the underlying security.

•
Reverse Repurchase Agreement Risks.* A reverse repurchase agreement is the sale by the Fund of a debt obligation to a party for a specified price, with the simultaneous agreement by the Fund to repurchase that debt obligation from that party on a future date at a higher price. Similar to borrowing, reverse repurchase agreements provide the Fund with cash for investment purposes, which creates leverage and subjects the Fund to the risks of leverage. Reverse repurchase agreements also involve the risk that the other party may fail to return the securities in a timely manner or at all. The Fund could lose money if it is unable to recover the securities and/or if the value of collateral held by the Fund, including the value of the investments made with cash collateral, is less than the value of securities.

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•
RIC-Related Risks of Investments Generating Non-Cash Taxable Income.* Certain of the Fund’s investments will require the Fund to recognize taxable income in excess of the cash generated on those investments in that tax year, which could cause the Fund to have difficulty satisfying the annual distribution requirements applicable to regulated investment companies (“RICs”) and avoiding Fund-level U.S. federal income and/or excise taxes.

•
Risks Relating to Fund’s RIC Status.* To qualify and remain eligible for the special tax treatment accorded to a RIC and its shareholders under the Internal Revenue Code of 1986, as amended, the Fund must meet certain source-of-income, asset diversification and annual distribution requirements. If the Fund fails to qualify as a RIC for any reason and becomes subject to corporate tax, the resulting corporate taxes could substantially reduce its net assets, the amount of income available for distribution and the amount of its distributions. Such a failure would have a material adverse effect on the Fund and its shareholders.

•
Short Sales Risks.* The Fund may make short sales of securities, which involves selling a security it does not own in anticipation that the price of the security will decline. Short sales may involve substantial risk and leverage. Short sales expose the Fund to the risk that it will be required to buy (“cover”) the security sold short when the security has appreciated in value or is unavailable, thus resulting in a loss to the Fund.

•
Structured Products Risks.* Holders of structured products bear risks of the underlying investments, index or reference obligation and are subject to issuer repayment or counterparty risk. Certain structured products may be thinly traded or have a limited trading market and as a result may be characterized by the Fund as illiquid securities.

•
Uncertain Tax Treatment.* Below investment grade instruments may present special tax issues for the Fund. U.S. federal income tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount (“OID”) or market discount, when and to what extent deductions may be taken for bad debts or worthless instruments, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a bankruptcy or workout context are taxable, which may make it difficult for the Fund to satisfy the annual distribution requirements applicable to RICs.

•	Unrated Securities Risks. Unrated securities may be less liquid than comparable rated securities and involve greater risks.

•
U.S. Government Securities Risks.* U.S. Government securities are not guaranteed against price movement and may decrease in value. Some U.S. Government securities are supported by the full faith and credit of the U.S. Treasury, while others may be supported only by the discretionary authority of the U.S. government to purchase certain obligations of a federal agency or U.S. government sponsored enterprise (“GSE”) or only by the right of the issuer to borrow from the U.S. Treasury. While the U.S. government provides financial support to such agencies and GSEs, no assurance can be given that the U.S. government will always do so. Other obligations are backed solely by the GSE’s own resources. Investments in securities issued by GSEs that are not backed by the U.S. Treasury are subject to higher credit risk than those that are backed by the U.S. Treasury.

Performance

As part of the Reorganization, the Rainier Fund will be reorganized into the Acquiring Fund, which was created specifically to receive the assets and assume the liabilities of the Rainier Fund. The Rainier Fund will be the accounting survivor of the Reorganization, and the Acquiring Fund is expected to assume the performance history of the Rainier Fund at the closing of the Reorganization. The average annual total returns of the Rainier Fund are presented in the Rainier Fund’s prospectus. Please remember that past performance is no guarantee of future results. Additional information on the Rainier Fund’s performance is included in the attached Appendix D.

Comparison of Investment Restrictions

Fundamental Investment Restrictions
The following are comparisons of the fundamental investment restrictions of the Rainier Fund and the Acquiring Fund. Although there are differences in the fundamental investment restrictions of the Rainier Fund and the Acquiring Fund, because the Rainier Fund and Acquiring Fund have substantially similar investment strategies and policies, Angel Oak expects that the differences in investment restrictions will have little or no substantive effect. The Acquiring Fund’s fundamental investment restrictions afford the Acquiring Fund greater flexibility in managing the risks and exposures of the Acquiring Fund through use of short selling, borrowing, and various types of derivative instruments as compared to the Rainier Fund.

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Acquiring Fund	Rainier Fund
Borrowing Money. The Fund will not borrow money, except to the extent permitted under the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Rainier Fund may not issue senior securities, borrow money or pledge its assets, except that it may borrow on an unsecured basis from banks for temporary or emergency purposes or for the clearance of transactions in amounts not exceeding 10% of its total assets (not including the amount borrowed), provided that it will not make investments while borrowings in excess of 5% of the value of its total assets are outstanding.

The Rainier Fund may not make short sales of securities or maintain a short position, except for short sales against the box.
The Rainier Fund may not purchase securities on margin, except such short-term credits as may be necessary for the clearance of transactions.

The Rainier Fund may not write put or call options, except that it reserves the right to write put or call options for hedging or other purposes as may subsequently be described in its Prospectus and permitted under applicable federal and state laws and regulations.

Senior Securities. The Fund will not issue senior securities, except to the extent permitted under the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.

Underwriting. The Fund will not act as an underwriter of securities within the meaning of the Securities Act of 1933, except to the extent permitted under the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.
The Rainier Fund may not act as underwriter (except to the extent it may be deemed to be an underwriter in connection with the sale of securities in its investment portfolio).
Real Estate. The Fund will not purchase or sell real estate, except to the extent permitted under the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Rainier Fund may not purchase or sell real estate or interests in real estate or real estate limited partnerships (although it may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate).

Commodities. The Fund will not purchase or sell commodities, except to the extent permitted under the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Rainier Fund may not purchase or sell commodities or commodity futures contracts, except that it may purchase and sell stock index futures contracts and interest rate futures contracts to the extent described in its Prospectus or SAI and as permitted under applicable federal and state laws and regulations.

Loans. The Fund will not make loans to other persons, except to the extent permitted under the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Rainier Fund may not make loans (except for purchases of debt securities consistent with the investment policies of the Rainier Fund and except for repurchase agreements and except for securities loans to the extent described in its SAI).

Concentration. The Fund will not “concentrate” its investments in an industry, except to the extent permitted under the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Rainier Fund may not invest 25% or more of its total assets, calculated at the time of purchase and taken at market value, in any one industry, other than U.S. Government securities (except that the Rainier Fund reserves the right to invest all of its assets in shares of another investment company).

The Acquiring Fund is diversified (i.e., as to 75% of the value of the Acquiring Fund’s total assets, no more than 5% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities, securities of other investment companies, and cash and cash equivalents)).

The Rainier Fund is diversified (i.e., as to 75% of the value of the Rainier Fund’s total assets, no more than 5% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities, securities of other investment companies, and cash and cash items)).

N/A	The Rainier Fund may not make investments for the purpose of exercising control or management.
N/A	The Rainier Fund may not invest in oil and gas limited partnerships or oil, gas or mineral leases.

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Non-Fundamental Investment Restrictions

The following non-fundamental investment restrictions of the Rainier Fund may be changed by the Rainier Trust Board without requiring prior notice to, or approval of, shareholders.

1.
The Rainier Fund may not purchase any security if as a result the Rainier Fund would then hold more than 10% of any class of voting securities of an issuer (taking all common stock issues as a single class, all preferred stock issues as a single class, and all debt issues as a single class) except that the Rainier Fund reserves the right to invest all of its assets in a class of voting securities of an investment company.

The Acquiring Fund does not have a similar restriction.

2.	The Rainier Fund may not invest its assets in securities of any investment company, except as permitted by the 1940 Act.

The Acquiring Fund will, similarly, only invest in securities of another investment company to the extent permitted by the 1940 Act although such policy is not classified as a non-fundamental investment restriction.

3.
The Rainier Fund may not invest, in the aggregate, more than 15% of its net assets in securities with legal or contractual restrictions on resale, securities which are not readily marketable and repurchase agreements with more than seven days to maturity.

The Acquiring Fund does not have a similar restriction, although the Acquiring Fund has a policy of investing only up to 15% of its net assets in illiquid securities.

4.
The Rainier Fund may not make any change in the Rainier Fund’s investment policy of investing at least 80% of its net assets in the investments suggested by its name as specified in its prospectus, without first providing shareholders with at least 60 days’ prior notice.

The Acquiring Fund will observe the same restriction although it is not classified as a non-fundamental investment restriction.

Comparison of Shareholder Services and Procedures

The Rainier Fund offers two classes of shares: Institutional Shares and Original Shares. The Acquiring Fund offers three classes of shares: Institutional Class, Class A, and Class C.

Following the closing of the Reorganization, holders of Institutional Shares of the Rainier Fund will become Institutional Class shareholders of the Acquiring Fund and holders of Original Shares of the Rainier Fund will become Class A shareholders of the Acquiring Fund. Class C shares of the Acquiring Fund are not offered as part of the Reorganization and are not currently otherwise available for purchase.

The shareholder services and procedures of the Acquiring Fund are substantially similar to those of the Rainier Fund, including telephone purchases and redemptions. The Acquiring Fund, like the Rainier Fund, offers a Systematic Withdrawal Program. Unlike the Rainier Fund, the Acquiring Fund offers an Automatic Investment Plan that enables shareholders to make regular monthly or quarterly investments in shares through automatic charges to their checking account.

Shares of the Acquiring Fund may be redeemed at a redemption price equal to the NAV of the shares as next determined following the receipt of a redemption order and any other required documentation in proper form, less any applicable redemption fee. Payment of redemption proceeds for redeemed Acquiring Fund shares will generally be made within seven days after receipt of a redemption request in proper form and documentation. Additional information on shareholder services offered by the Acquiring Fund, as well as purchase and sale and tax information can be found in Appendix C.

The Rainier Fund’s prospectus and SAI and this Proxy Statement’s SAI contain more detailed discussions of shareholder services and procedures.

Minimum Initial and Subsequent Investment Amounts

The Acquiring Fund will offer a $1,000 minimum investment for all account types for Class A shares and $1,000,000 for all account types for Institutional Class shares, as well as a $100 minimum for subsequent investments. The minimum investment amounts will be waived for shares received as part of the Reorganization, and the minimum investment for Institutional Class shares will be waived for shareholders who received Institutional Class shares as part of the Reorganization and have continuously held Institutional Class shares of the Acquiring Fund since the Reorganization.

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The Rainier Fund has a $2,500 minimum investment for all account types for Original Shares and $100,000 for all account types for Institutional Shares. The Rainier Fund has a $250 minimum for subsequent investments in Original Shares, and a $1,000 minimum for subsequent investments in Institutional Shares.

Dividends and Distributions

The Acquiring Fund will have the same dividend and distribution policy as the Rainier Fund. Shareholders who have elected to have their dividends reinvested will continue to have dividends reinvested in the Acquiring Fund following the Reorganization. Shareholders who currently have capital gains reinvested in the Rainier Fund will continue to have capital gains reinvested in the Acquiring Fund.

Fiscal Year End

The Rainier Fund currently operates on a fiscal year ending March 31st. Following the Reorganization, the Acquiring Fund will operate on a fiscal year ending January 31st.

Comparison of Investment Advisers and Investment Advisory Fees

Rainier Fund

Rainier Investment Management, LLC, 601 Union Street, Suite 2801, Seattle, WA 98101, with origins going back to 1989, serves as the investment adviser to the Rainier Fund. Rainier manages approximately $3.3 billion (as of December 31, 2015) of assets for various clients, including pension plans and mutual funds.  Subject to the direction and control of the Board of the Rainier Fund, Rainier formulates and implements an investment program for the Rainier Fund, which includes determining which securities should be bought and sold. For the fiscal year ended March 31, 2015, after fee reductions and/or expense reimbursements, if any, Rainier received advisory fees of 0.47% of the Rainier Fund’s average daily net assets.

Rainier has contractually agreed to reduce its advisory fee or reimburse the expenses of the Rainier Fund to the extent necessary so that its ratio of total operating expenses to average net assets will not exceed 0.65% and 0.90% (“Expense Cap”) for the Institutional Shares and Original Shares, respectively, (excluding acquired fund fees and expenses, loads, taxes, interest, brokerage commissions, expenses incurred in connection with any merger or acquisition, or extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of the Rainier Fund’s business).

That agreement continues in effect through July 31, 2016. Any reductions made by Rainier in its fees or payments or reimbursement of expenses which are the Rainier Fund’s obligation are subject to reimbursement by the Rainier Fund within the following three years, provided the Rainier Fund is able to effect such reimbursement and remain in compliance with any applicable expense limitations.  This Expense Cap may not be changed or discontinued during the period without prior approval of the Rainier Trust Board.  The obligation may be terminated at any time by the Rainier Trust Board upon written notice to Rainier, and will terminate if the management agreement is terminated.

Matthew R. Kennedy, CFA, Director of Fixed Income Management for Rainier, and James H. Hentges, CFA, Portfolio Manager for Rainier, have managed the Rainier Fund since its inception in 2009.

Acquiring Fund

Angel Oak Capital Advisors, LLC, One Buckhead Plaza, 3060 Peachtree Rd. NW, Suite 500, Atlanta, Georgia 30305, will serve as investment adviser to the Acquiring Fund. Angel Oak has overall supervisory management responsibility for the general management and investment of the Acquiring Fund’s portfolio. Angel Oak was formed in 2009 and provides advisory services to mutual funds, high net worth individuals and institutions. As of December 31, 2015, Angel Oak had assets under management of approximately $[ ] billion. Angel Oak is controlled by Michael A. Fierman, Sreeniwas V. Prabhu, and Brad A. Friedlander.

The Acquiring Fund is required to pay Angel Oak a fee equal to 0.55% of the Acquiring Fund’s average daily net assets.

Angel Oak has contractually agreed to waive its fees and/or reimburse certain expenses (exclusive of any front-end sales loads, taxes, interest on borrowings, dividends on securities sold short, brokerage commissions, 12b-1 fees, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization and extraordinary expenses and inclusive of organizational expenses) to limit the Total Annual Fund Operating Expenses after Fee Waiver/Expense Reimbursement to 0.65% of the Acquiring Fund’s average daily net assets through May 31, 2018. The Acquiring Fund may have Total Annual Fund Operating Expenses after Fee Waiver/Expense Reimbursement higher than the applicable expense limit as a result of any acquired fund fees and expenses or other expenses that are excluded from the calculation. The contractual waivers and expense reimbursements may be changed or eliminated at any time by the Angel Oak Trust Board, on behalf of the Acquiring Fund, upon 60 days’ written notice to Angel Oak. The contractual waivers and expense reimbursements may not be terminated by Angel Oak without the consent of the Angel Oak Trust Board. Angel Oak may recoup from the Acquiring Fund any waived amount or reimbursed expenses with respect to the Acquiring Fund pursuant to this agreement if such recoupment does not cause the Acquiring Fund to exceed the current expense limit or the expense limit in place at the time of the waiver or reimbursement (whichever is lower) and the recoupment is made within three years after the fiscal year in which Angel Oak incurred the expense.

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To aid in the selection of bank subordinated debt, Angel Oak may use research provided by Angel Oak Consulting Group Portfolio Management, LLC (“AOCGPM”), an affiliate of Angel Oak. Although Angel Oak may take into consideration AOCGPM’s research, the Adviser has the sole discretion to select the bank subordinated debt securities in which the Acquiring Fund will invest. No fee is paid to AOCGPM.

The Portfolio Managers will be primarily responsible for the day-to-day management of the Acquiring Fund and will lead a portfolio management team that also includes Sreeniwas (Sreeni) V. Prabhu, Navid Abghari, and Johannes Palsson.

Matthew R. Kennedy, CFA is Director of Fixed Income Management for Rainier and has managed the Rainier Fund since its inception. Mr. Kennedy joined Rainier in 2007. Mr. Kennedy has over 20 years of capital markets and asset management experience. Mr. Kennedy began his investment career in 1995 at GE Financial Assurance, where he served as a Senior Analyst and made investment recommendations for investment grade, high yield, and private placement portfolios. From 1991 through 1994, he was a CPA and Auditor at Deloitte & Touche. Mr. Kennedy is a member of the CFA Institute and the Seattle Society of Financial Analysts. He holds the Chartered Financial Analyst designation. Mr. Kennedy received his Bachelor of Arts degree in Business Administration, with specializations in Finance and Accounting, from Washington State University.

James H. Hentges, CFA is a Portfolio Manager for Rainier and has managed the Rainier Fund since its inception. Mr. Hentges has over 20 years of capital markets and asset management experience. Mr. Hentges joined Rainier in 2007. From 2000 to 2007 he was a portfolio manager and Vice President of AIG Global Investment Group and then assumed the managing director’s position for their collateralized debt obligations portfolios backed by investment grade corporate credits. Mr. Hentges began his investment career in 1990 at GE Financial Assurance, where he served as a Senior Analyst and made investment recommendations for high-yield securities in oil service, homebuilding, and supermarket industries. Mr. Hentges is a member of the CFA Institute. He holds the Chartered Financial Analyst designation. Mr. Hentges received his Bachelor of Business Administration degree from The University of Texas at Arlington.

Sreeniwas (Sreeni) V. Prabhu is Chief Investment Officer of Angel Oak. Prior to co-founding Angel Oak in 2009, Mr. Prabhu was the Chief Investment Officer of the $25 billion investment portfolio at Washington Mutual Bank for three years and was also part of the macro asset strategy team at the bank. Prior to joining Washington Mutual Bank, Mr. Prabhu worked for six years at SunTrust Bank in Atlanta, where he was responsible for investment strategies and served as head portfolio manager for the $3 billion commercial mortgage backed securities portfolio. He began his career at SunTrust in 1998 as a bank analyst focused on asset/liability management and liquidity strategies. Mr. Prabhu holds a B.B.A. in Economics from Georgia College and State University and an M.B.A. in Finance from Georgia State University.

Navid Abghari is a Senior Portfolio Manager of Angel Oak.  Prior to joining Angel Oak in 2015, Mr. Abghari was an Executive Director at J.P. Morgan Securities in New York where he was responsible for managing the U.S. bespoke tranche trading desk and U.S. hedging activities of the global bespoke tranche exposure.  Mr. Abghari holds a B.B.A. in Economics and Finance from the University of Georgia, graduating Summa Cum Laude with Highest Honors.

Johannes Palsson is a Managing Director of Angel Oak.  Mr. Palsson’s primary focus is on investment research and management of community and regional bank debt across the firm’s strategies.  Prior to joining Angel Oak in 2011, Mr. Palsson served as chief financial officer for The Brand Banking Company, which he joined in 2003 and where he managed the overall finance function.  He began his career at SunTrust Robinson Humphry in 1996 where the scope of his responsibilities included interest rate risk modeling and investment strategies.  Mr. Palsson holds a finance degree from Georgia State University and an M.B.A. from Emory University Goizueta Business School.

The Acquiring Fund’s SAI provides additional information about the Acquiring Fund’s portfolio managers, including their compensation structure, other accounts managed, and ownership of shares of the Acquiring Fund.

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Other Principal Service Providers

Each of the Acquiring Fund and the Rainier Fund uses the services of U.S. Bancorp Fund Services, LLC (“USBFS”), 615 East Michigan Street, Milwaukee, Wisconsin 53202, as their transfer agent, administrator, and fund accountant, as well as the services of U.S. Bank National Association (“U.S. Bank”), an affiliate of USBFS, as its custodian. Upon completion of the Reorganization, USBFS and U.S. Bank will continue to provide services to the Acquiring Fund.

Each of the Acquiring Fund and the Rainier Fund uses Quasar Distributors, LLC (the “Distributor”), an affiliate of USBFS, as its principal underwriter, and upon completion of the Reorganization, the Distributor will continue to serve as the principal underwriter for the Acquiring Fund.

Independent Registered Public Accounting Firm

Deloitte & Touche LLP, 695 Town Center Drive, Suite 1200, Costa Mesa, California 92626, is the independent registered public accounting firm for the Rainier Fund. Cohen Fund Audit Services, Ltd., 1350 Euclid Avenue, Suite 800, Cleveland, Ohio 44115, is the independent registered public accounting firm for the Acquiring Fund and will continue in such capacity following the Reorganization.

Comparison of Business Structures

Federal securities laws largely govern the way mutual funds operate, but they do not cover every aspect of a fund’s existence and operation. State law and each fund’s governing documents create additional operating rules and restrictions that funds must follow. The Rainier Trust and the Angel Oak Trust are both organized as Delaware statutory trusts and are governed by their respective Agreements and Declarations of Trust and By-Laws, as well as applicable Delaware and federal law.

The operations of the Rainier Trust and the Angel Oak Trust are overseen by their respective Boards of Trustees and conducted by officers appointed by the respective Boards. The composition of the Board of Trustees for the Rainier Trust and the Angel Oak Trust differ. For more information about the current Trustees and Officers of the Rainier Fund and the Acquiring Fund, you should consult the Rainier Fund’s SAI and this Proxy Statement’s SAI.

Terms of the Reorganization

At the effective time of the Reorganization and pursuant to the terms and conditions of the Plan, the Acquiring Fund will acquire all of the assets and liabilities of the Rainier Fund. The Acquiring Fund will issue the number of full and fractional shares equal to the number of full and fractional Rainier Fund shares owned by Rainier Fund shareholders at the effective time. The Plan provides the time for and method of determining the net value of the Rainier Fund’s assets and the net asset value of a share of the Acquiring Fund. To determine the valuation of the assets transferred by the Rainier Fund and the number of shares of the Acquiring Fund to be transferred, the parties will use the standard valuation methods used by the Acquiring Fund in determining daily net asset values. There are no material differences between the valuation procedures of the Acquiring Fund and the Rainier Fund. The valuation will be calculated immediately prior to the closing of the Reorganization and will be calculated at the time of day the Rainier Fund and Acquiring Fund ordinarily calculate their net asset values.

The Rainier Fund will distribute the Acquiring Fund shares it receives in the Reorganization to its shareholders. Shareholders of record of the Rainier Fund will be credited with shares of the Acquiring Fund having an aggregate value equal to the Rainier Fund shares that the shareholders hold of record at the effective time of the Reorganization. At that time, the Rainier Fund will redeem and cancel its outstanding shares and will liquidate as soon as is reasonably practicable after the Reorganization.

The Plan may be terminated by resolution of the Rainier Board or the Angel Oak Board under certain circumstances. Completion of the Reorganization is subject to numerous conditions set forth in the Plan. An important condition to closing is that the Rainier Fund and Acquiring Fund receive a tax opinion from counsel to the effect that the Reorganization will qualify as a “reorganization” for U.S. federal income tax purposes. As such, the Reorganization will generally not be taxable for such purposes to the Rainier Fund, the Acquiring Fund or the Rainier Fund’s shareholders. Other material conditions include the receipt of legal opinions regarding the Rainier Fund and Acquiring Fund and the Reorganization. Lastly, the closing is conditioned upon both the Rainier Fund and Acquiring Fund receiving the necessary documents to transfer assets and liabilities in exchange for shares of the Acquiring Fund.

The foregoing brief summary of the Plan is qualified in its entirety by the terms and provisions of the Plan, a copy of which is attached hereto as Appendix A and incorporated herein by reference.

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Rainier Board Consideration of the Reorganization

At a meeting of the Board of Rainier Trust held on January 12, 2016, Rainier recommended, and the Board approved, the proposed Reorganization, subject to the approval of the Rainier Fund’s shareholders.  In connection with the approval of the proposed Reorganization, the Board approved the Plan. At the Board’s meeting, Rainier and Angel Oak provided materials and Rainier made a presentation to the Board on the proposed Reorganization.  The materials prepared by Rainier and Angel Oak, and provided to the Board, included information about Angel Oak, the Acquiring Fund and its investment objective and strategies, a comparison of the expense ratio of the Rainier Fund to the estimated expense ratio of the Acquiring Fund and an analysis of the expected benefits to the Rainier Fund’s shareholders from the proposed Reorganization.

In determining whether to approve the Plan and to recommend approval of the Plan to shareholders of the Rainier Fund, the Board (including the Independent Trustees) considered a number of matters, including the following:

•
The continuity of retaining the portfolio managers responsible for the day-to-day management activities of the Rainier Fund.  Matthew R. Kennedy, CFA and James H. Hentges, CFA, who have established a strong track record managing the Rainier Fund since its inception in 2009, have indicated to Rainier that they plan to resign from their positions with Rainier and join Angel Oak.  The Board noted that, if the Reorganization is consummated, Messrs. Kennedy and Hentges would be able to continue being primarily responsible for the day-to-day management of the portfolio without any interruption in their management of that pool of assets for shareholders.

•
The preservation of the Rainier Fund’s investment objectives and principal investment strategies.  The Acquiring Fund is designed to be the successor to the Target Fund.  As a result, in addition to being managed by the same portfolio managers, the Board noted that the Acquiring Fund will continue to seek to earn a high level of current income for its shareholders, while also seeking, as a secondary objective, capital preservation, by investing primarily in high yield fixed income securities, in a manner that does not differ materially from the Rainier Fund’s existing investment strategy.

•
Same advisory fees and net total operating expenses.  The Board considered that the advisory fee rate for the Acquiring Fund will be the same as that of the Rainier Fund, and that Angel Oak has contractually agreed to cap the Acquiring Fund’s total operating expenses through May 31, 2018 at the same level at which the Rainier Fund’s total operating expenses are currently capped for each respective class of shares.

•
Fixed income experience of Angel Oak.  The Board took into consideration that Angel Oak has fixed income experience through its management of two existing fixed income mutual fund series of the Angel Oak Trust as well as other private funds and accounts. The Board also considered Angel Oak’s research, portfolio management, technology, legal, risk management, and compliance resources that it will provide to the Acquiring Fund.

•
Strong distribution capabilities with fixed income products and potential economies of scale.  The Board noted that Angel Oak has demonstrated its successful distribution capabilities through the growth of the two existing fixed income mutual fund series of the Angel Oak Trust and other private funds and accounts that it manages.  These distribution capabilities may help the Acquiring Fund to experience asset growth, which may provide the Acquiring Fund with opportunities to realize greater operating efficiencies as a result of the economies of scale that may be available to a larger fund, and which could lead to lower total operating expenses over time.

•
Same Service Providers.  The Board also noted that, similar to the Rainier Fund, the Acquiring Fund has engaged USBFS for fund accounting, transfer agent, and fund administration and U.S. Bank for custodian services, which should allow shareholders to continue to receive the same level of services that they currently receive from USBFS and U.S. Bank. The Board also considered that there is less likely to be a disruption in services to shareholders immediately following the Reorganization because those service providers would be the same.

•
Tax-Free Reorganization.  The Board noted that the Reorganization is expected to qualify as a “reorganization” within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended, and, therefore, shareholders generally will not recognize gain or loss for federal income tax purposes on the exchange of shares of the Rainier Fund for shares of the Acquiring Fund.

•
Shareholders can redeem their shares.  The Board noted that shareholders who do not wish to become shareholders of the Acquiring Fund may redeem their shares from the Rainier Fund at any time before the Reorganization without the imposition of any redemption fee.

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•
Angel Oak to bear the expenses of the Reorganization.  The Board took into consideration the agreement of Angel Oak to bear all of the expenses incurred by the Rainier Fund and Acquiring Fund, other than brokerage and other transaction costs, in connection with the Reorganization, so that the shareholders of the Rainier Fund and Acquiring Fund will not bear these costs.  The Board was informed that brokerage and other transaction costs associated with the Reorganization are not expected to be significant, and no sales charge, commission, redemption fee or other transactional fee will be charged to shareholders as a result of the Reorganization.

•
Acquiring Fund is expected to assume the performance of the Rainier Fund.  As part of the Reorganization, the Rainier Fund will be reorganized into the Acquiring Fund, which was created specifically to receive the assets and assume the liabilities of the Rainier Fund.  The Rainier Fund is expected to be the accounting survivor of the Reorganization, and the Acquiring Fund is expected to assume the performance history of the Rainier Fund at the closing of the Reorganization.

•
Agreement between Rainier and Angel Oak.  The Board also took into consideration the terms of the Agreement.  In this regard, because of the consideration being provided by Angel Oak to Rainier under the Agreement, the Plan provides that the Acquiring Fund undertakes to comply with Section 15(f) of the 1940 Act such that (1) for a period of three years after the Closing Date (as defined below), at least 75% of the Trustees of the Angel Oak Trust will not be “interested persons” (as defined in the 1940 Act) of Angel Oak and (2) for a period of two years after the Closing Date, no “unfair burden” will be imposed on the Acquiring Fund.

After consideration of these and other factors it deemed appropriate, the Board, including the Independent Trustees, unanimously approved the Plan and recommended the submission of the Plan to shareholders for their approval.  In approving the Plan, the Board determined that the proposed Reorganization would be fair and reasonable and in the best interests of the Rainier Fund and its shareholders.

If shareholders approve the Plan, the Trustees and officers of the Rainier Trust will execute and implement the Plan.  If approved, the Reorganization is expected to take place on or about 4:00 p.m. Eastern time on April 22, 2016 (the “Closing Date”), although that date may be adjusted in accordance with the Plan.  Following the Reorganization, the Rainier Fund will be dissolved.

Material U.S. Federal Income Tax Consequences

The following discussion summarizes the material U.S. federal income tax consequences of the Reorganization that are applicable to you as a Rainier Fund shareholder. It is based on the Internal Revenue Code of 1986, as amended (the “Code”), applicable U.S. Treasury regulations, judicial authority, and administrative rulings and practice, all as of the date of this Proxy Statement and all of which are subject to change, including changes with retroactive effect. The discussion below does not address any state, local or foreign tax consequences of the Reorganization. Your tax treatment may vary depending upon your particular situation. You also may be subject to special rules not discussed below if you are a certain kind of Fund shareholder, including, but not limited to: an insurance company; a tax-exempt organization; a financial institution or broker-dealer; a person who is neither a citizen nor resident of the United States or an entity that is not organized under the laws of the United States or political subdivision thereof; a holder of Fund shares as part of a hedge, straddle or conversion transaction; a person that does not hold Fund shares as a capital asset at the time of the Reorganization; or an entity taxable as a partnership for U.S. federal income tax purposes.

Neither the Fund nor the Acquiring Fund has requested or will request an advance ruling from the Internal Revenue Service as to the U.S. federal income tax consequences of the Reorganization or any related transaction. The Internal Revenue Service could adopt positions contrary to those discussed below and such positions could be sustained. You are urged to consult with your own tax advisors as to the particular tax consequences of the Reorganization to you, including the applicability and effect of any state, local or foreign laws, and the effect of possible changes in applicable tax laws.

The obligation of the Fund and the Acquiring Fund to consummate the Reorganization is conditioned upon their receipt of an opinion of counsel to the Fund generally to the effect that the Reorganization will qualify as a “reorganization” under Section 368(a) of the Code, with respect to the Acquiring Fund and the Rainier Fund. Provided that the Reorganization so qualifies and the Acquiring Fund and the Rainier Fund are so treated, for U.S. federal income tax purposes, generally:

•
Neither the Acquiring Fund nor the Rainier Fund will recognize any gain or loss as a result of the Reorganization, except for (A) gain or loss that may be recognized on the transfer of “section 1256 contracts” as defined in Section 1256(b) of the Code, (B) gain that may be recognized on the transfer of stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code, and (C) any other gain or loss that may be required to be recognized upon the transfer of an asset regardless of whether such transfer would otherwise be a nonrecognition transaction under the Code.

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•
A Rainier Fund shareholder will not recognize any gain or loss as a result of the receipt of the Acquiring Fund shares in exchange for such shareholder’s Rainier Fund shares pursuant to the Reorganization.

•
A Rainier Fund shareholder’s aggregate tax basis in the Acquiring Fund shares received pursuant to the Reorganization will equal such shareholder’s aggregate tax basis in Rainier Fund shares held immediately before the Reorganization.

•
A Rainier Fund shareholder’s holding period for the Acquiring Fund shares received pursuant to the Reorganization will include the period during which the shareholder held Rainier Fund shares, provided that the Acquiring Fund shareholders held their Rainier Fund shares as capital assets.

The tax opinion described above will be based upon facts, representations and assumptions to be set forth or referred to in the opinion and the continued accuracy and completeness of representations made by the Rainier Fund and Acquiring Fund, including representations in certificates to be delivered by the respective management of each of the Rainier Fund and Acquiring Fund. Counsel rendering the opinion will not independently investigate or verify the validity of such facts, representations and assumptions, and its opinion may be jeopardized if any of these facts, representations or assumptions is incorrect in any material respect.

Accordingly, the Rainier Fund believes that it has been, and expects to continue to be, relieved of U.S. federal income tax liability to the extent that it makes distributions of its taxable income and gains to its shareholders. Prior to the Reorganization, the Rainier Fund must continue to make timely distributions of its previously undistributed net investment income and realized net capital gains. A shareholder must include any such distributions in such shareholder’s taxable income.

Fees and Expenses of the Reorganization

All fees and expenses, including accounting expenses, legal expenses, proxy expenses, portfolio transfer taxes (if any) or other similar expenses incurred in connection with the completion of the Reorganization, but not including brokerage and other transaction costs (which are not expected to be significant), will be borne by Angel Oak.

Capitalization

The following table sets forth as of September 30, 2015, the capitalization of the Rainier Fund and pro forma capitalization for the Acquiring Fund as if the Reorganization took place as of September 30, 2015.  All outstanding shares of the Acquiring Fund listed below are entitled to vote at the Special Meeting.

Capitalization as of September 30, 2015	Net Assets	Shares Outstanding	Net Asset Value Per Share

Rainier High Yield Fund, Institutional Shares	$50,651,708	4,602,160	$11.01
Angel Oak High Yield Opportunities Fund, Institutional Class (pro forma)	$50,651,708	4,602,160	$11.01

Rainier High Yield Fund, Original Shares	$2,184,020	197,906	$11.04
Angel Oak High Yield Opportunities Fund, Class A (pro forma)	$2,184,020	197,906	$11.04

VOTING INFORMATION

Voting Securities and Required Vote

As of the Record Date, there were [  ] Original Shares and [  ] Institutional Shares of beneficial interest of the Rainier Fund issued and outstanding.

All shareholders of record of the Rainier Fund on the Record Date are entitled to vote at the Special Meeting on the Proposal. Each shareholder is entitled to one vote per share held, and fractional votes for fractional shares held, on any matter submitted to a vote at the Special Meeting.

Forty percent (40%) of the Rainier Fund’s outstanding shares entitled to vote shall constitute a quorum at the Special Meeting. Proxies returned for shares that represent broker non-votes, and shares whose proxies reflect an abstention on the Proposal, are all counted as shares present and entitled to vote for purposes of determining whether the required quorum of shares exists. However, since such shares are not voted in favor of the Proposal, they have the effect of counting as a vote AGAINST the Proposal. Abstentions will be treated as votes AGAINST the Proposal. An affirmative vote of the holders of the lesser of either (a) 67% or more of the outstanding voting securities present, either in person or by proxy, at the Special Meeting if the holders of more than 50% of the outstanding voting securities are present, either in person or by proxy, or (b) more than 50% of the outstanding voting securities of the company is required for the approval of the Proposal.

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You may attend the Special Meeting and vote in person or you can vote your shares by completing and signing the enclosed proxy card and mailing it in the enclosed postage-paid envelope. You may also vote by touchtone telephone by calling the toll-free number printed on your proxy card and following the recorded instructions.

If you simply sign and date the proxy card, but do not indicate a specific vote for the Proposal, your shares will be voted FOR the Proposal and to grant discretionary authority to the persons named in the card as to any other matters that properly come before the Special Meeting.

Shareholders who execute proxies may revoke them at any time before they are voted by (1) filing with the Fund a written notice of revocation, (2) timely voting a proxy bearing a later date, or (3) by attending the Special Meeting and voting in person.

The Rainier Trust and the Rainier Fund are not required, and do not intend, to hold regular annual meetings of shareholders. If the Reorganization is not approved, and the Rainier Fund is not dissolved, then shareholders wishing to submit proposals for consideration for inclusion in the Rainier Fund’s proxy statement for any future meeting of shareholders should send their written proposals to the Secretary of Rainier Trust, c/o Rainier Investment Management, LLC, 601 Union Street, Suite 2801, Seattle, WA 98101, so they are received within a reasonable time before any such meeting. No business other than the Proposal is expected to come before the Special Meeting. If any other matters arise requiring a vote of shareholders, including any question as to an adjournment or postponement of the Special Meeting, the persons named on the enclosed proxy card will vote on such matters according to his or her best judgment in the interests of the Rainier Fund.

There normally will be no meeting of shareholders for the Acquiring Fund for the purpose of electing Trustees of the Angel Oak Trust unless and until such time as less than a majority of the Trustees holding office have been elected by the shareholders, at which time the Trustees then in office will call a shareholders’ meeting for the election of Trustees. After the Reorganization is approved, shareholders wishing to submit proposals for inclusion in the proxy statement for any subsequent shareholder meeting of the Acquiring Fund should send their written submissions to the principal executive offices of the Angel Oak Trust at Angel Oak Funds Trust, One Buckhead Plaza, 3060 Peachtree Road NW, Suite 500, Atlanta, Georgia 30305. Shareholder proposals must meet certain requirements, and there is no guarantee that any proposal will be presented at a shareholders’ meeting.

Adjournments

It is important that we receive your signed proxy card to ensure that there is a quorum for the Special Meeting. If we do not receive your vote, you may be contacted by a representative of Rainier or its proxy solicitation agent, who will remind you to vote your shares and help you return your proxy. In the event a quorum is present at the Special Meeting but sufficient votes to approve the Proposal are not received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies.

Any such adjournment will require the affirmative vote of a majority of those shares represented at the Special Meeting in person or by proxy and entitled to vote at the Special Meeting.

Effect of Abstentions and Broker “Non-Votes”

All proxies voted, including abstentions and broker non-votes (shares held by brokers or nominees where the underlying holder has not voted and the broker does not have discretionary authority to vote the shares), will be counted toward establishing a quorum. In addition, under the rules of the New York Stock Exchange, if a broker has not received instructions from beneficial owners or persons entitled to vote and the proposal to be voted upon may “affect substantially” a shareholder’s rights or privileges, the broker may not vote the shares as to that proposal even if it has discretionary voting power. As a result, these shares also will be treated as broker non-votes for purposes of proposals that may “affect substantially” a shareholder’s rights or privileges (but will not be treated as broker non-votes for other proposals, including adjournment of the Special Meeting).

Abstentions and broker non-votes will be treated as shares voted against the Proposal. Treating broker non-votes as votes against a proposal can have the effect of causing shareholders who choose not to participate in the proxy vote to prevail over shareholders who cast votes or provide voting instructions to their brokers or nominees. To prevent this result, the Rainier Fund may request that selected brokers or nominees refrain from returning proxies on behalf of shares for which voting instructions have not been received from beneficial owners or persons entitled to vote. The Rainier Fund also may request that selected brokers or nominees return proxies on behalf of shares for which voting instructions have not been received if doing so is necessary to obtain a quorum. Abstentions and broker non-votes will not be voted “FOR” or “AGAINST” any adjournment.

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Notice to Banks, Broker-Dealers and Voting Trustees and Their Nominees

Banks, broker-dealers, voting trustees, and their nominees should advise the Rainier Trust, c/o Rainier Investment Management, LLC, 601 Union Street, Suite 2801, Seattle, WA 98101, whether other persons are beneficial owners of shares held in their names for which proxies are being solicited and, if so, the number of copies of the Proxy Statement they wish to receive to supply copies to the beneficial owners of the respective shares.

Householding

As permitted by law, only one copy of this Proxy Statement is being delivered to shareholders residing at the same address, unless such shareholders have notified the Rainier Trust of their desire to receive multiple copies of the reports and proxy statements the Rainier Trust sends. If you would like to receive an additional copy, please contact the Rainier Fund by writing to c/o Rainier Investment Management, LLC, 601 Union Street, Suite 2801, Seattle, WA 98101 or by calling 1-800-248-6314. The Rainier Fund will then promptly deliver a separate copy of the Proxy Statement to any shareholder residing at an address to which only one copy was mailed. Shareholders wishing to receive separate copies of the Rainier Trust’s reports and proxy statements in the future, and shareholders sharing an address that wish to receive a single copy if they are receiving multiple copies should also direct requests as indicated.

Shareholders of record and/or beneficial owners who own 5% or more of any class of the Rainier Fund’s shares as of the Record Date are set forth on Appendix D to this Proxy Statement.

The cost of preparing, printing and mailing the enclosed proxy/voting instruction card and this Proxy Statement, and all other costs incurred in connection with the solicitation of proxies/voting instructions, including any additional solicitation made by letter, telephone, facsimile, or electronic or telegraphic communications, will be paid by Angel Oak.

Trustee and Officer Ownership Information. As of the Record Date, the trustees and officers of the Rainier Fund as a group owned [less than 1%] of the outstanding voting securities of the Rainier Fund.

LEGAL MATTERS

Certain legal matters concerning the federal income tax consequences of the Reorganization and the issuance of shares of the Acquiring Fund will be passed on by the law firm of Dechert LLP.

FINANCIAL HIGHLIGHTS AND EXPERTS

The financial highlights tables are intended to help you understand the financial performance for the Rainier Fund for the periods presented.  Certain information reflects financial results for a single Rainier Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Rainier Fund (assuming reinvestment of all dividends and distributions).  The information presented in the tables below for the fiscal years ended March 31 has been audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose report, along with the Rainier Fund’s financial statements, is included in the annual report of the Rainier Fund, which is available upon request. The information presented in the tables below for the fiscal period ended September 30, 2015 has not been audited, but is derived from the financial statements in the Rainier Fund’s semi-annual report for the same period, which is available upon request.

No financial highlights are available for the Acquiring Fund because it will not have commenced operations prior to the Reorganization.

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Financial Highlights
For a capital share outstanding throughout the year/period

RAINIER HIGH YIELD FUND – ORIGINAL SHARES

	Six Months Ending Sept. 30, 2015 (Unaudited)	Fiscal year ending March 31,		July 31, 2012* through March 31, 2013
		2015	2014

Net asset value, beginning of year	$11.73	$12.34	$12.43	$12.26
Income (loss) from investment operations:
Net investment income	0.32**	0.63**	0.66**	0.49**
Net realized and unrealized gain/(loss) on investments	(0.70)	(0.46)	0.18	0.35
Total from investment operations	(0.38)	0.17	0.84	0.84
Less distributions:
From net investment income	(0.31)	(0.62)	(0.69)	(0.48)
From net realized gains	—	(0.16)	(0.24)	(0.19)
Total distributions	(0.31)	(0.78)	(0.93)	(0.67)
Net asset value, end of year	$11.04	$11.73	$12.34	$12.43
Total return	(3.32%)(a)	1.46%	7.07%	7.01%(a)
Ratios/supplemental data:
Net assets, end of year (in millions)	$2.2	$2.3	$0.1	$0.0
Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	1.11%(b)	1.11%	1.00%	1.03%(b)
After fees waived and expenses absorbed	0.90% (b)	0.90%	0.90%	0.90% (b)
Ratio of net investment income to average net assets, after fees waived and expenses absorbed	5.44% (b)	5.29%	5.33%	5.90% (b)
Portfolio turnover rate***	16.32% (a)	33.69%	28.71%	32.74%^

RAINIER HIGH YIELD FUND – INSTITUTIONAL SHARES

	Six Months Ending Sept. 30, 2015 (Unaudited)	Fiscal year ending March 31,
		2015	2014	2013	2012	2011

Net asset value, beginning of year	$11.71	$12.32	$12.43	$12.12	$12.06	$11.84
Income (loss) from investment operations:
Net investment income	0.33**	0.67**	0.72	0.76	0.78	0.87
Net realized and unrealized gain/(loss) on investments	(0.70)	(0.46)	0.13	0.50	0.12	0.63
Total from investment operations	(0.37)	0.21	0.85	1.26	0.90	1.50
Less distributions:
From net investment income	(0.33)	(0.66)	(0.72)	(0.75)	(0.78)	(0.87)
From net realized gains	—	(0.16)	(0.24)	(0.20)	(0.06)	(0.41)
Total distributions	(0.33)	(0.82)	(0.96)	(0.95)	(0.84)	(1.28)
Net asset value, end of year	$11.01	$11.71	$12.32	$12.43	$12.12	$12.06
Total return	(3.23%)(a)	1.78%	7.16%	10.74%	7.81%	13.21%
Ratios/supplemental data:
Net assets, end of year (in millions)	$50.7	$52.6	$47.2	$42.7	$37.8	$16.0
Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	0.73%(b)	0.73%	0.75%	0.78%	0.73%	0.77%
After fees waived and expenses absorbed	0.65% (b)	0.65%	0.65%	0.65%	0.65%	0.65%
Ratio of net investment income to average net assets, after fees waived and expenses absorbed	5.68% (b)	5.51%	5.85%	6.14%	6.55%	7.20%
Portfolio turnover rate***	16.32% (a)	33.69%	28.71%	32.74%	42.05%	26.16%

 (a) Not annualized.
(b) Annualized.
* Commencement of operations.
** Computed using the average shares method.
*** Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
^ Value reported is for period April 1, 2012 through March 31, 2013.

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By order of the Board of Trustees,

Melodie B. Zakaluk
President, CEO and Trustee
Rainier Investment Management Mutual Funds

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Appendix A

AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of [     ], 2016, by and between Angel Oak Funds Trust, a Delaware statutory trust (“Angel Oak Trust”), on behalf of one of its separate investment series, the Angel Oak High Yield Opportunities Fund (the “Acquiring Fund”), and Rainier Investment Management Mutual Funds, a Delaware statutory trust (“Rainier Trust”), on behalf of one of its separate investment series, the Rainier High Yield Fund (the “Acquired Fund” and, together with the Acquiring Fund, the “Funds”).  Angel Oak Capital Advisors, LLC, the investment adviser to the Acquiring Fund, is a party to this Agreement solely for purposes of paragraph 8.2.  All agreements, representations, actions and obligations described herein made or to be taken or undertaken by the Acquiring Fund are made and shall be taken or undertaken by Angel Oak Trust on behalf of the Acquiring Fund and all agreements, representations, actions and obligations described herein made or to be taken or undertaken by the Acquired Fund are made and shall be taken or undertaken by Rainier Trust on behalf of the Acquired Fund.

This Agreement is intended to be and is adopted as a “plan of reorganization” within the meaning of Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the “Code”).  The reorganization will consist of the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange solely for shares of beneficial interest of the Acquiring Fund (the “Acquiring Fund Shares”), the assumption by the Acquiring Fund of Liabilities, as defined in paragraph 1.3, of the Acquired Fund, and the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund in redemption of all outstanding Acquired Fund Shares (as defined below) and in complete liquidation of the Acquired Fund, all upon the terms and conditions hereinafter set forth in this Agreement (the “Reorganization”).

WHEREAS, the Acquiring Fund and the Acquired Fund are (or will by the Effective Time, as defined in paragraph 2.5) each separate investment series of registered open-end management investment companies, and the Acquired Fund owns securities which are assets of the character in which the Acquiring Fund is permitted to invest; and

WHEREAS, both the Acquired Fund and the Acquiring Fund are authorized to issue their shares of beneficial interest; and

WHEREAS, the Boards of Trustees of Angel Oak Trust and of Rainier Trust have authorized and approved the Reorganization with respect to the Acquiring Fund and the Acquired Fund, respectively.

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.	THE REORGANIZATION AND FUND TRANSACTIONS

1.1.  The Reorganization.  Subject to the requisite approvals and other terms and conditions herein set forth and on the basis of the representations and warranties contained herein, at the Effective Time (as defined in paragraph 2.5), Rainier Trust shall assign, deliver and otherwise transfer the Assets (as defined in paragraph 1.2) of the Acquired Fund to the Acquiring Fund, and Angel Oak Trust shall assume the Liabilities (as defined in paragraph 1.3) of the Acquired Fund on behalf of the Acquiring Fund.  In consideration of the foregoing, at the Effective Time, the Acquiring Fund shall deliver to the Acquired Fund full and fractional Acquiring Fund Shares (to the third decimal place).  Holders of Institutional Class shares of the Acquired Fund will receive Institutional Class shares of the Acquiring Fund and holders of Original Class shares of the Acquired Fund will receive Class A shares of the Acquiring Fund, without any load or other sales charge imposed.  The number of Acquiring Fund Shares to be delivered shall be determined as set forth in paragraph 2.3.

1.2.  Assets of the Acquired Fund.  The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all assets and property, including, without limitation, all cash, cash equivalents, securities, receivables (including securities, interests and dividends receivable), commodities and futures interests, rights to register shares under applicable securities laws, any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund at the Effective Time, books and records of the Acquired Fund, and any other property owned by the Acquired Fund at the Effective Time (collectively, the “Assets”).

1.3.  Liabilities of the Acquired Fund.  The Acquired Fund will use commercially reasonable efforts to discharge all of its known liabilities and obligations prior to the Effective Time consistent with its obligation to continue its operations and to pursue its investment objective and strategies in accordance with the terms of its prospectus.  The Acquiring Fund will assume all accrued and unpaid liabilities of the Acquired Fund set forth in the Acquired Fund’s statement of assets and liabilities as of the Effective Time delivered by the Acquired Fund to the Acquiring Fund pursuant to Section 6.2(b) and such other liabilities of any kind whatsoever, known or unknown, that are in existence as of the Effective Time (collectively, the “Liabilities”).

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1.4.  Distribution of Acquiring Fund Shares.  At the Effective Time (or as soon thereafter as is reasonably practicable), the Acquired Fund will distribute the Acquiring Fund Shares received from the Acquiring Fund pursuant to paragraph 1.1, pro rata to the record holders of the shares of the Acquired Fund determined as of the Effective Time (the “Acquired Fund Shareholders”) in complete liquidation of the Acquired Fund.  Such distribution and liquidation will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders.  The aggregate net asset value of the Acquiring Fund Shares to be so credited to Acquired Fund Shareholders shall be equal to the aggregate net asset value of the then outstanding shares of beneficial interest of the Acquired Fund (the “Acquired Fund Shares”) owned by Acquired Fund Shareholders at the Effective Time.  All issued and outstanding shares of the Acquired Fund will simultaneously be redeemed and canceled on the books of the Acquired Fund.  The Acquiring Fund shall not issue share certificates representing the Acquiring Fund Shares in connection with such exchange.

1.5.  Recorded Ownership of Acquiring Fund Shares.  Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s Transfer Agent (as defined in paragraph 3.3).

1.6.  Filing Responsibilities of Acquired Fund.  Any reporting responsibility of the Acquired Fund, including, but not limited to, the responsibility for filing regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (the “Commission”), any state securities commission, and any Federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund up to and including the Closing Date and such later date as the Acquired Fund’s existence is terminated.

2.	VALUATION

2.1.  Net Asset Value of the Acquired Fund.  The net asset value of the Acquired Fund Shares shall be the net asset value computed as of the Effective Time, after the declaration and payment of any dividends and/or other distributions on that date, using the valuation procedures described in the then-current prospectus and statement of additional information of the Acquiring Fund; provided, however, that such computation is consistent with the valuation procedures of the Acquired Fund and in the event of any inconsistency, the parties hereto shall confer and mutually agree on the valuation.

2.2.  Net Asset Value of the Acquiring Fund.  The net asset value of the Acquiring Fund Shares shall be the same as the net asset value of the Acquired Fund Shares as computed in paragraph 2.1.

2.3.  Calculation of Number of Acquiring Fund Shares.  The number of Acquiring Fund Shares to be issued (including fractional shares to the third decimal place, if any) in connection with the Reorganization shall be equal to the number of full and fractional Acquired Fund Shares owned by Acquired Fund Shareholders at the Effective Time.

2.4.  Determination of Value.  All computations of value with respect to both the Acquired Fund and the Acquiring Fund shall be made by U.S. Bancorp Fund Services, LLC (“USBFS”), in its capacity as administrator for the Acquired Fund and the Acquiring Fund, in accordance with the Angel Oak Trust’s Valuation Policy to the extent it is consistent with the valuation procedures of the Acquired Fund. In the event of any inconsistency, the parties hereto shall confer and mutually agree on the valuation.

2.5.  Effective Time.  The Effective Time shall be the time at which the Funds calculate their net asset values as set forth in their respective prospectuses (normally the close of regular trading on the New York Stock Exchange) on the Closing Date (as defined in paragraph 3.1) (the “Effective Time”).

3.	CLOSING

3.1.  Closing.  The Reorganization, together with related acts necessary to consummate the same (“Closing”), shall occur at the principal office of Angel Oak Trust on or about April 22, 2016 immediately after the close of regular trading on the NYSE, or at such other place and/or on such other date as to which the parties may agree (the “Closing Date”). All acts taking place at the Closing shall be deemed to take place simultaneously as of the Effective Time.

3.2.  Transfer and Delivery of Assets.  Rainier Trust shall direct U.S. Bank National Association (“U.S. Bank”), as custodian for the Acquired Fund, to deliver, at the Closing, a certificate of an authorized officer stating that: (i) the Assets were delivered in proper form to the Acquiring Fund at the Effective Time, and (ii) all necessary taxes in connection with the delivery of the Assets, including all applicable Federal and state stock transfer stamps, if any, have been paid or provision for payment has been made.  The Acquired Fund’s portfolio securities represented by a certificate or other written instrument shall be presented by U.S. Bank, on behalf of the Acquired Fund, to U.S. Bank, as custodian for the Acquiring Fund.  Such presentation shall be made for examination no later than five (5) business days preceding the Effective Time and shall be transferred and delivered by the Acquired Fund as of the Effective Time for the account of the Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof.  U.S. Bank, on behalf of the Acquired Fund, shall deliver to U.S. Bank, as custodian of the Acquiring Fund, as of the Effective Time by book entry, in accordance with the customary practices of U.S. Bank and of each securities depository, as defined in Rule 17f-4 under the 1940 Act, in which the Acquired Fund’s Assets are deposited, the Acquired Fund’s Assets deposited with such depositories.  The cash to be transferred by the Acquired Fund shall be delivered by wire transfer of Federal funds at the Effective Time or by such other manner as US Bank, as custodian of both Funds, deems appropriate.

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3.3.  Share Records.  Rainier Trust shall direct USBFS, in its capacity as transfer agent for the Acquired Fund (the “Transfer Agent”), to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Fund Shareholders and the number and percentage ownership of outstanding Acquired Fund Shares owned by each such Acquired Fund Shareholder immediately prior to the Closing.  The Acquiring Fund shall issue and deliver to the Secretary of the Acquired Fund prior to the Effective Time a confirmation evidencing that the appropriate number of Acquiring Fund Shares will be credited to the Acquired Fund at the Effective Time, or provide other evidence satisfactory to the Acquired Fund as of the Effective Time that such Acquiring Fund Shares have been credited to the Acquired Fund’s accounts on the books of the Acquiring Fund.

3.4.  Postponement of Effective Time.  In the event that at the Effective Time, the primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund (the “Market”) shall be closed to trading or trading thereupon shall be restricted, or trading or the reporting of trading on such Market or elsewhere shall be disrupted so that, in the mutual judgment of the Board of Trustees of Rainier Trust and the Board of Trustees of Angel Oak Trust, accurate appraisal of the value of the net assets of the Acquired Fund or the Acquiring Fund, respectively, is impracticable, the Effective Time shall be postponed until the first business day, or other mutually agreed business day, after the day when trading shall have been fully resumed and reporting shall have been restored.

4.	REPRESENTATIONS AND WARRANTIES

4.1.  Representations and Warranties of the Acquired Fund.  Except as has been fully disclosed to the Acquiring Fund in a written instrument executed by an officer of Rainier Trust, Rainier Trust, on behalf of the Acquired Fund, represents and warrants to Angel Oak Trust as follows:

(a)  The Acquired Fund is a duly established series of Rainier Trust, which is a statutory trust duly organized, validly existing, and in good standing under the laws of the State of Delaware with power under its Agreement and Declaration of Trust and Bylaws, each as amended from time to time, to own all of its properties and assets and to carry on its business as it is presently conducted.

(b)  Rainier Trust is registered with the Commission as an open-end management investment company under the 1940 Act, and the registration of the Acquired Fund Shares under the Securities Act of 1933, as amended (the “1933 Act”), is in full force and effect.

(c)  No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the 1940 Act, and such as may be required under state securities laws.

(d)  The current prospectus, statement of additional information, shareholder reports, marketing and other related materials of the Acquired Fund and each prospectus and statement of additional information of the Acquired Fund used at all times prior to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

(e)  At the Effective Time, the Acquired Fund will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer and deliver such Assets hereunder free of any liens or other encumbrances, and upon delivery and payment for such Assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof other than such restrictions as might arise under the 1933 Act.

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(f)  The Acquired Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in: (i) a violation of federal securities laws (including the 1940 Act) or of Delaware law or a material violation of its Agreement and Declaration of Trust and Bylaws, or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Fund is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquired Fund is a party or by which it is bound.

(g)  All material contracts or other commitments of the Acquired Fund (other than this Agreement and investment contracts, including options, futures, forward contracts and other similar instruments) will terminate without liability or obligation to the Acquired Fund on or prior to the Effective Time.

(h)  Except as otherwise disclosed to and accepted by the Acquiring Fund in writing, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Acquired Fund or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Acquired Fund knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

(i)  The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets, and Schedule of Investments of the Acquired Fund at March 31, 2015 have been audited by Deloitte & Touche LLP, independent registered public accounting firm, and are in accordance with accounting principles generally accepted in the United States of America (“GAAP”) consistently applied, and such statements (a copy of which is available at www.rainierfunds.com) present fairly, in all material respects, the financial condition of the Acquired Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein.

(j)  Since March 31, 2015, there has not been any material adverse change in the Acquired Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund in writing.  For the purposes of this subparagraph (j), a decline in net asset value per share of Acquired Fund Shares due to declines in market values of securities held by the Acquired Fund, the discharge of the Acquired Fund’s liabilities, or the redemption of the Acquired Fund’s shares by shareholders of the Acquired Fund shall not constitute a material adverse change.

(k)  At the Effective Time, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquired Fund required by law to have been filed by such date (including any extensions, if any) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof and no such return is currently under audit and no assessment has been asserted with respect to such returns.

(l)  At the end of its first taxable year since its commencement of operations, the Acquired Fund properly elected to be treated as a “regulated investment company” under Subchapter M of the Code.  The Acquired Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company within the meaning of Section 851 et seq. of the Code in respect of each taxable year since its commencement of operations, and will continue to meet such requirements at all times through the Closing Date.  The Acquired Fund has not at any time since its inception been liable for, nor is now liable for, any material income or excise tax pursuant to Sections 852 or 4982 of the Code.  There is no other material tax liability (including any foreign, state or local tax liability) except as set forth and accrued on the Acquired Fund’s books. The Acquired Fund has no earnings or profits accumulated with respect to any taxable year in which the provisions of Subchapter M of the Code did not apply.  The Acquired Fund will not be subject to corporate-level taxation on the sale of any assets currently held by it as a result of the application of Section 337(d) of the Code and the regulations thereunder.    The Acquired Fund is in compliance in all material respects with applicable regulations of the Internal Revenue Service pertaining to the reporting of dividends and other distributions on and redemptions of its shares of beneficial interest. To the knowledge of its officers, the Acquired Fund has complied with the requirements for collection and maintenance of Forms W-9 and/or Forms W-8 and has withheld in respect of dividends and other distributions and paid to the proper taxing authorities all taxes required to be withheld, and is not liable for any penalties which could be imposed thereunder. The Acquired Fund is not under audit and there are no actual or proposed tax deficiencies with respect to the Acquired Fund.

(m)  All of the issued and outstanding shares of the Acquired Fund will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of the Acquired Fund, as provided in paragraph 3.3.  The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the shares of the Acquired Fund, nor is there outstanding any security convertible into any of the Acquired Fund’s shares.

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(n)  The execution, delivery and performance of this Agreement will have been duly authorized prior to the Effective Time by all necessary action, if any, on the part of the Trustees of Rainier Trust, on behalf of the Acquired Fund, and this Agreement will constitute a valid and binding obligation of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(o)  The Proxy Statement/Prospectus (as defined in paragraph 5.6), insofar as it relates to the Acquired Fund, will, at the Effective Time, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading; provided, however, that the representations and warranties of this subparagraph (o) shall not apply to statements in or omissions from the Proxy Statement/Prospectus made in reliance upon and in conformity with information that was furnished by the Acquiring Fund for use therein.

4.2.  Representations and Warranties of the Acquiring Fund.  Except as has been fully disclosed to the Acquired Fund in a written instrument executed by an officer of the Angel Oak Trust, Angel Oak Trust, on behalf of the Acquiring Fund, represents and warrants to Rainier Trust as follows:

(a)  The Acquiring Fund is a duly established series of Angel Oak Trust, which is a statutory trust duly organized, validly existing, and in good standing under the laws of the State of Delaware with power under its Declaration of Trust and By-Laws, each as amended from time to time, to own all of its properties and assets and to carry on its business as it is presently conducted.

(b)  At the Effective Time, Angel Oak Trust will be registered with the Commission as an open-end management investment company under the 1940 Act, and the registration of the Acquiring Fund Shares under the 1933 Act will be in full force and effect.

(c)  The Acquiring Fund was formed for the purpose of effecting the Reorganization and, prior to the Effective Time, will have not commenced operations or carried on any business activity, will have had no assets or liabilities, will never have had an operating business, and will have no issued or outstanding shares other than with respect to the Initial Share as defined in Section 6.1(e) hereof.

(d)  The Acquiring Fund has and shall as of Effective Time have no unamortized or unpaid organizational fees or expenses.

(e)  The Acquiring Fund will be a “fund” (as defined in Section 851(g)(2) of the Code), will qualify for treatment under Subchapter M of the Code as a regulated investment company in the future, and, from the date of this Agreement until the Effective Time, shall not take any action inconsistent with such efforts to qualify for treatment as a regulated investment company in the future.

(f)  Immediately following consummation of the Reorganization, (i) the Acquired Fund Shareholders will own all the Acquiring Fund Shares and will own those shares solely by reason of their ownership of the Acquired Fund Shares immediately before the Reorganization and (ii) the Acquiring Fund will hold the same assets and be subject to the same liabilities that the Acquired Fund held or was subject to immediately before the Reorganization.

(g)  No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities laws.

(h)  The current prospectuses, statement of additional information, shareholder reports, marketing and other related materials of the Acquiring Fund and each prospectus and statement of additional information of the Acquiring Fund used at all times prior to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

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(i)  At the Effective Time, the Acquiring Fund will have good and marketable title to the Acquiring Fund’s assets, free of any liens or other encumbrances.

(j)  The Acquiring Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in: (i) a violation of federal securities laws (including the 1940 Act) or of Delaware law or a material violation of Angel Oak Trust’s Declaration of Trust and By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquiring Fund is a party or by which it is bound.

(k)  Except as otherwise disclosed to and accepted by the Acquired Fund in writing, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to the Acquiring Fund’s knowledge, threatened against the Acquiring Fund, or any of the Acquiring Fund’s properties or assets that, if adversely determined, would materially and adversely affect the Acquiring Fund’s financial condition or the conduct of its business. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects the Acquiring Fund’s business or its ability to consummate the transactions herein contemplated.

(l)  The execution, delivery and performance of this Agreement will have been duly authorized prior to the Effective Time by all necessary action, if any, on the part of the Trustees of Angel Oak Trust, on behalf of the Acquiring Fund, and this Agreement will constitute a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(m)  The Acquiring Fund Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund Shareholders, pursuant to the terms of this Agreement, will at the Effective Time have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, will be fully paid and non-assessable by Angel Oak Trust and will have been issued in every jurisdiction in compliance in all material respects with applicable registration requirements and applicable securities laws.  The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the shares of the Acquiring Fund, nor is there outstanding any security convertible into any of the Acquiring Fund’s shares.

(n)  The Proxy Statement/Prospectus will at the Effective Time: (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading, and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act, and the 1940 Act and the rules and regulations thereunder; provided, however, that the representations and warranties of this subparagraph (j) shall not apply to statements in or omissions from the Proxy Statement/Prospectus made in reliance upon and in conformity with information that was furnished by the Acquired Fund for use therein.

5.	COVENANTS AND AGREEMENTS

5.1.  Conduct of Business.  The Acquiring Fund and the Acquired Fund each will operate its business in the ordinary course consistent with prior practice between the date hereof and the Effective Time, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable.

5.2.  No Distribution of Acquiring Fund Shares.  The Acquired Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

5.3.  Information.  The Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund Shares.

5.4.  Other Necessary Action.  Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund will each take, or cause to be taken, all action, and do or cause to be done all things, reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

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5.5.  Shareholder Meeting.  The Acquired Fund will call a meeting of its shareholders to consider and act upon this Agreement and to take such other action under applicable federal and state law to obtain approval of the transactions contemplated herein.

5.6.  Proxy Statement/Prospectus.  The Acquired Fund will provide the Acquiring Fund with information regarding the Acquired Fund, and the Acquiring Fund will provide the Acquired Fund with information regarding the Acquiring Fund, reasonably necessary for the preparation of a Proxy Statement/Prospectus on Form N-14 (the “Proxy Statement/Prospectus”), in compliance with the 1934 Act and the 1940 Act.

5.7.  Liquidating Distribution.  As soon as is reasonably practicable after the Closing, the Acquired Fund will make a liquidating distribution to its respective shareholders consisting of the Acquiring Fund Shares received at the Closing.

5.8. Efforts. The Acquiring Fund and the Acquired Fund shall each use their reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent set forth in Article 6 to effect the transactions contemplated by this Agreement as promptly as reasonably practicable.

5.9.  Other Instruments. Each of the Acquired Fund and the Acquiring Fund covenants that it will, from time to time, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the other party may reasonably deem necessary or desirable in order to vest in and confirm: (a) to the Acquired Fund, title to and possession of the Acquiring Fund Shares to be delivered hereunder, and (b) to the Acquiring Fund, title to and possession of all the Assets and assumption of the Liabilities assumed hereunder and otherwise to carry out the intent and purpose of this Agreement.

5.10.  Regulatory Approvals. The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Effective Time.

5.11.  Compliance with Section 15(f) of the 1940 Act.  (a) The Acquiring Fund agrees that for a period of three (3) years after the Closing Date, the Acquiring Fund will maintain the composition of its Board of Trustees so that at least 75 percent of the board members of the Acquiring Fund (or any successor) are not “interested persons” (as defined in the 1940 Act) of Angel Oak Capital Advisors, LLC; and (b) Angel Oak Capital Advisors, LLC agrees that for a period of two (2) years after the Closing Date, neither Angel Oak Capital Advisors, LLC nor any of its affiliates (or any entity which will act as investment adviser to the Acquiring Fund (or any successor)) shall impose an “unfair burden” (pursuant to Section 15(f) of the 1940 Act) on the Acquiring Fund (or any successor) as a result of the transactions contemplated hereby.

6.	CONDITIONS PRECEDENT

6.1.  Conditions Precedent to Obligations of Acquired Fund.  The obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject, at Rainier Trust’s election, to the following conditions:

(a)  All representations and warranties of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Effective Time, with the same force and effect as if made on and as of the Effective Time.

(b)  Angel Oak Trust shall have delivered to the Acquired Fund a certificate executed in the name of Angel Oak Trust by its President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to Rainier Trust, and dated as of the Effective Time, to the effect that the representations and warranties of the Angel Oak Trust, on behalf of the Acquiring Fund, made in this Agreement are true and correct at and as of the Effective Time, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as Rainier Trust shall reasonably request.

(c)  The Acquiring Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquiring Fund, on or before the Effective Time.

(d)  The Acquired Fund and the Acquiring Fund shall have agreed on the number of full and fractional Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 2.3.

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(e)  Prior to the Effective Time, Angel Oak Trust shall have authorized the issuance of and shall have issued an Acquiring Fund Share (the “Initial Share”) in consideration of the payment of a reasonable offering price of such Initial Share, as determined by Angel Oak Trust’s Board of Trustees, for the purpose of enabling the recipient of the Initial Share to vote to (a) approve the investment advisory agreement between Angel Oak Trust, on behalf of the Acquiring Fund, and (b)  take such other steps (if any) related to the inception, establishment and organization of the Acquiring Fund as deemed necessary or appropriate by the Boards of Trustees of the Rainier Trust and Angel Oak Trust in order to conform the Acquiring Fund to the description of the Acquiring Fund included in the Proxy Statement/Prospectus.  The Initial Share shall be redeemed by the Acquiring Fund for the price at which it is issued before the Effective Time.

(f)  Rainier Trust, on behalf of the Acquired Fund, shall have received on the Closing Date the opinion of Dechert LLP, counsel to Angel Oak Trust (which may reasonably rely as to matters governed by the laws of the State of Delaware on an opinion of Delaware counsel and/or certificates of officers or Trustees of Angel Oak Trust) dated as of the Closing Date, covering the following points:

(i)  Angel Oak Trust is a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware and has the power to own all of the Acquiring Fund’s properties and assets and to carry on its business, including that of the Acquiring Fund, as a registered investment company, and the Acquiring Fund has all necessary federal, state and local authorizations to carry on its business as now being conducted;

(ii)  The Agreement has been duly authorized, executed and delivered by Angel Oak Trust on behalf of the Acquiring Fund and, assuming due authorization, execution and delivery of the Agreement by Rainier Trust, is a valid and binding obligation of Angel Oak Trust on behalf of the Acquiring Fund enforceable against Angel Oak Trust in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights generally and to general equity principles;

(iii)  The Acquiring Fund Shares to be issued to the Acquired Fund Shareholders as provided by this Agreement are duly authorized, upon such delivery will be validly issued and outstanding, and are fully paid and non-assessable by Angel Oak Trust, and no shareholder of the Acquiring Fund has any preemptive rights to subscription or purchase in respect thereof;

(iv)  The execution and delivery of the Agreement did not, and the consummation of the transactions contemplated hereby will not, result in a material violation of Angel Oak Trust’s Declaration of Trust or By-Laws or any provision of any agreement (known to such counsel) to which Angel Oak Trust is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment or decree to which Angel Oak Trust is a party or by which it is bound;

(v)  To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the State of Delaware is required to be obtained by Angel Oak Trust in order to consummate the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and such as may be required under state securities laws;

(vi)  Angel Oak Trust is a registered investment company classified as a management company of the open-end type with respect to each series of shares it offers, including those of the Acquiring Fund, under the 1940 Act; its registration with the Commission as an investment company under the 1940 Act is in full force and effect; and the Acquiring Fund is a separate series of Angel Oak Trust duly constituted in accordance with the applicable provisions of the 1940 Act and the Declaration of Trust and By-Laws of Angel Oak Trust and applicable law; and

(vii)  To the knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to Angel Oak Trust or the Acquiring Fund or any of their respective properties or assets and neither Angel Oak Trust nor the Acquiring Fund are a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business.

6.2.  Conditions Precedent to Obligations of Acquiring Fund. The obligations of the Acquiring Fund to complete the transactions provided for herein shall be subject, at Angel Oak Trust’s election, to the following conditions:

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(a)  All representations and warranties of the Acquired Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Effective Time, with the same force and effect as if made on and as of the Effective Time.

(b)  Rainier Trust shall have delivered to the Acquiring Fund a statement of the Acquired Fund’s Assets and known Liabilities, as of the Effective Time, which is prepared in accordance with GAAP and certified by the Chief Financial Officer or Treasurer of Rainier Trust.

(c)  Rainier Trust shall have delivered to the Acquiring Fund a certificate executed in the name of Rainier Trust by its President or Vice President and its Chief Financial Officer or Treasurer, in a form reasonably satisfactory to the Acquiring Fund and dated as of the Effective Time, to the effect that the representations and warranties of the Acquired Fund, made in this Agreement are true and correct at and as of the Effective Time, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as Angel Oak Trust shall reasonably request.

(d)  The Acquired Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquired Fund, on or before the Effective Time.

(e)  The Acquired Fund and the Acquiring Fund shall have agreed on the number of full and fractional Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 2.3.

(f)  Angel Oak Trust, on behalf of the Acquiring Fund, shall have received on the Closing Date the opinion of Paul Hastings LLP, counsel to Rainier Trust (or local Delaware counsel with respect to matters governed by the laws of the State of Delaware) (each such opinion may reasonably rely on certificates of officers or Trustees of Rainier Trust) dated as of the Closing Date, covering the following points:

(i)  Rainier Trust is a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware and has the power to own all of the Acquired Fund’s properties and assets, and to carry on its business, including that of the Acquired Fund, as presently conducted;

(ii)  The Agreement has been duly authorized, executed and delivered by Rainier Trust, on behalf of the Acquired Fund, and, assuming due authorization, execution and delivery of the Agreement by Angel Oak Trust, is a valid and binding obligation of Rainier Trust, on behalf of the Acquired Fund, enforceable against Rainier Trust in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights generally and to general equity principles;

(iii)  The execution and delivery of the Agreement did not, and the consummation of the transactions contemplated hereby will not, result in a material violation of Rainier Trust’s Agreement and Declaration of Trust or its Bylaws or any provision of any agreement (known to such counsel) to which Rainier Trust is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement not disclosed to Angel Oak Trust, judgment or decree to which Rainier Trust is a party or by which it is bound;

(iv)  To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the State of Delaware is required to be obtained by Rainier Trust in order to consummate the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and such as may be required under state securities or blue sky laws (other than those of the State of Delaware);

(v)  Rainier Trust is a registered investment company classified as a management company of the open-end type with respect to each series of shares it offers, including those of the Acquired Fund, under the 1940 Act and its registration with the Commission as an investment company under the 1940 Act is in full force and effect;

(vi)  The outstanding shares of the Acquired Fund are registered under the 1933 Act, and such registration is in full force and effect; and

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(vii)  To the knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to Rainier Trust or the Acquired Fund or any of their respective properties or assets, and neither Rainier Trust nor the Acquired Fund are a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business.

6.3.  Other Conditions Precedent.  If any of the conditions set forth in this paragraph 6.3 have not been satisfied on or before the Effective Time, the Acquired Fund or the Acquiring Fund shall, at its option, not be required to consummate the transactions contemplated by this Agreement.

(a)  The Agreement and the transactions contemplated herein shall have been approved by (i) the Board of Trustees of Rainier Trust and (ii) the shareholders of the Acquired Fund, and certified copies of the resolutions evidencing such approvals shall have been delivered to the Acquiring Fund.  Notwithstanding anything herein to the contrary, neither Rainier Trust, on behalf of the Acquired Fund, nor Angel Oak Trust on behalf of the Acquiring Fund, respectively, may waive the conditions set forth in this paragraph 6.3(a).

(b)  At the Effective Time, no action, suit or other proceeding shall be pending or, to the knowledge of Rainier Trust or Angel Oak Trust, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

(c)  All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities deemed necessary by the parties to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions.

(d)  Rainier Trust and Angel Oak Trust shall have received an opinion of Dechert LLP as to federal income tax matters substantially to the effect that, based on the facts, representations and assumptions stated therein and conditioned on consummation of the Reorganization in accordance with this Agreement, for federal income tax purposes:

(i)  The transfer by the Acquired Fund of all of its assets to the Acquiring Fund in exchange for Acquiring Fund Shares, and the distribution of such shares to the Acquired Fund Shareholders, as provided in this Agreement, will constitute a reorganization within the meaning of Section 368 of the Code;

(ii)  No gain or loss will be recognized by an Acquired Fund as a result of such transactions except with respect to certain contracts described in Section 1256(b) of the Code and stock in passive foreign investment companies, as defined in Section 1297(a) of the Code;

(iii)  No gain or loss will be recognized by the Acquiring Fund as a result of such transactions;

(iv)  No gain or loss will be recognized by the shareholders of the Acquired Fund upon the distribution to them by the Rainier Trust of the Acquiring Fund Shares in exchange for their shares of the Acquired Fund;

(v)  The basis of the Acquiring Fund Shares received by each shareholder of the Acquired Fund will be the same as the basis of the shareholder’s Acquired Fund shares immediately prior to such transactions;

(vi)  The basis of the Acquired Fund Assets received by the Acquiring Fund will be the same as the basis of such assets in the hands of the Acquired Fund immediately prior to such transactions;

(vii)  A shareholder’s holding period for the Acquiring Fund Shares will be determined by including the period for which the shareholder held the shares of the Acquired Fund, provided that the shareholder held such shares of the Acquired Fund as a capital asset; and

(viii)  The holding period of the Acquiring Fund with respect to the Acquired Fund Assets will include the period for which such Acquired Fund Assets were held by the Acquired Fund, provided that the Acquired Fund held such Acquired Fund Assets as capital assets (except where investment activities of the Acquiring Fund have the effect of reducing or eliminating a holding period with respect to an asset).

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No opinion will be expressed as to the effect of the Reorganization on: (i) the Acquired Fund or the Acquiring Fund with respect to any asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting and (ii) any Acquired Fund or Acquiring Fund shareholder that is required to recognize unrealized gains and losses for federal income tax purposes under a mark-to-market system of accounting.

Such opinion shall be based on customary assumptions, limitations and such representations as Dechert LLP may reasonably request, and the Acquired Fund and Acquiring Fund will cooperate to make and certify the accuracy of such representations.  Such opinion may contain such assumptions and limitations as shall be in the opinion of such counsel appropriate to render the opinions expressed therein.  Notwithstanding anything herein to the contrary, neither party may waive the condition set forth in this paragraph 6.3(d).

6.4.  U.S. Bank shall have delivered such certificates or other documents as set forth in paragraph 3.2.

6.5.  The Transfer Agent shall have delivered a certificate of its authorized officer as set forth in paragraph 3.3.

6.6.  The Acquiring Fund shall have issued and delivered to the Secretary of the Acquired Fund the confirmation as set forth in paragraph 3.3.

6.7.  Each party shall have delivered to the other such bills of sale, checks, assignments, receipts or other documents as reasonably requested by such other party or its counsel.

7.	INDEMNIFICATION

7.1.  Indemnification by the Acquiring Fund.  Angel Oak Trust, solely out of the Acquiring Fund’s assets and property, agrees to indemnify and hold harmless the Acquired Fund, and its trustees, officers, employees and agents (the “Rainier Trust Acquired Fund Indemnified Parties”) from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Rainier Trust Acquired Fund Indemnified Parties may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on: (a) any breach by the Acquiring Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement or (b) any act, error, omission, neglect, misstatement, materially misleading statement, breach of duty or other act wrongfully done or attempted to be committed by the Acquiring Fund or the Acquiring Fund’s trustees, officers, employees or agents prior to the Closing Date, provided that this indemnification shall not apply to the extent such loss, claim, damage, liability or expense (or actions with respect thereto) shall be due to any negligent, intentional or fraudulent act, omission or error of the Rainier Trust Acquired Fund Indemnified Parties.

7.2.  Indemnification by the Acquired Fund.  Rainier Trust, solely out of the Acquired Fund’s assets and property, agrees to indemnify and hold harmless the Acquiring Fund, and its trustees, officers, employees and agents (the “Angel Oak Trust Acquiring Fund Indemnified Parties”) from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Angel Oak Trust Acquiring Fund Indemnified Parties may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on: (a) any breach by the Acquired Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement or (b) any act, error, omission, neglect, misstatement, materially misleading statement, breach of duty or other act wrongfully done or attempted to be committed by the Acquired Fund or the Acquired Fund’s trustees, officers, employees or agents prior to the Closing Date, provided that this indemnification shall not apply to the extent such loss, claim, damage, liability or expense (or actions with respect thereto) shall be due to any negligent, intentional or fraudulent act, omission or error of the Angel Oak Acquiring Fund Indemnified Parties.

7.3.  Liability of Rainier Trust.  The parties understand and agree that the obligations of the Acquired Fund under this Agreement shall not be binding upon any trustee, shareholder, nominee, officer, agent or employee of Rainier Trust personally, but bind only the Acquired Fund’s property.  Moreover, no series of Rainier Trust other than the Acquired Fund shall be responsible for the obligations of Rainier Trust hereunder, and all persons shall look only to the assets of the Acquired Fund to satisfy the obligations of the Acquired Fund hereunder.  The parties represent that they each have notice of the provisions of the Agreement and Declaration of Trust of Rainier Trust disclaiming such shareholder and trustee liability for acts or obligations of the Acquired Fund.

7.4.  Liability of Angel Oak Trust.  The parties understand and agree that the obligations of the Acquiring Fund under this Agreement shall not be binding upon any trustee, shareholder, nominee, officer, agent or employee of Angel Oak Trust personally and shall not be binding upon Angel Oak Capital Advisors, LLC, but bind only the Acquiring Fund’s property.  Moreover, no series of Angel Oak Trust other than the Acquiring Fund shall be responsible for the obligations of Angel Oak Trust hereunder, and all persons shall look only to the assets of the Acquiring Fund to satisfy the obligations of the Acquiring Fund hereunder.  The parties represent that they each have notice of the provisions of the Declaration of Trust of Angel Oak Trust disclaiming such shareholder and trustee liability for acts or obligations of the Acquiring Fund.

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Appendix A-11

8.	BROKERAGE FEES AND EXPENSES

8.1.  No Broker or Finder Fees. The Acquiring Fund and the Acquired Fund represent and warrant to each other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein,

8.2.  Expenses of Reorganization.  The expenses relating to the proposed Reorganization, whether or not consummated, will be borne by Angel Oak Capital Advisors, LLC.  The costs of the Reorganization shall include, but not be limited to: costs associated with obtaining any necessary order of exemption from the 1940 Act, preparing, printing and distributing the Proxy Statement/Prospectus and prospectus supplements of the Acquired Fund relating to the Reorganization, proxy solicitation expenses, expenses of holding the shareholder meeting with respect to the Acquired Fund, and winding down the operations and terminating the existence of the Acquired Fund; expenses of service providers to the Acquired Fund in consummating the Reorganization (such as those charged by the transfer agent, custodian, fund accountant or intermediaries); legal fees of counsel to each of the Acquired Fund and Acquiring Fund, including those incurred in connection with the preparation of legal opinions, and accounting fees with respect to the Reorganization and the Proxy Statement/Prospectus; all necessary taxes in connection with the delivery of the Assets or otherwise incurred in connection with the Reorganization, including all applicable federal and state stock transfer stamps; and incremental fees or costs incurred by reason of the Reorganization, such as additional costs associated with the preparation and distribution of shareholder reports and other documents to the extent that they are prepared and disseminated separately for the Acquired Fund, but will not include brokerage costs or other transaction costs associated with portfolio adjustments.  Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a “regulated investment company” within the meaning of Section 851 of the Code.

9.	AMENDMENTS AND TERMINATION

9.1.  Amendments.  This Agreement may be amended, modified or supplemented in a signed writing in such manner as may be deemed necessary or advisable by the authorized officers of each party, on behalf of the Acquired Fund and the Acquiring Fund; provided, however, that following a meeting of the shareholders of the Acquired Fund called by the Board of Trustees of Rainier Trust pursuant to paragraph 6.3(a) of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to the Acquired Fund Shareholders under this Agreement to the detriment of such shareholders without the Board of Trustees’ and shareholders’ further approval.

9.2.  Termination. This Agreement may be terminated and the transactions contemplated hereby may be abandoned by either party, at any time prior to the Effective Time, if circumstances should develop that, in the opinion of the Board of Trustees of either party, make proceeding with the Agreement inadvisable.

10.	NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, electronic delivery (i.e., e-mail) personal service or prepaid or certified mail addressed as follows:

If to Rainier Trust: Rainier Investment Management Mutual Funds
601 Union Street
Suite 2801
Seattle, WA 98101
Attention: President
with a copy to:    Frederick H. Sherley, Esq.

With copies (which shall not constitute notice) to:

Paul Hastings LLP
55 Second Street, 24th Floor
San Francisco, CA 94105
Attention: David A. Hearth, Esq.

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Appendix A-12

If to Angel Oak Trust:

Angel Oak Funds Trust
One Buckhead Plaza
3060 Peachtree Road NW, Suite 500
Atlanta, GA 30305
Attention: Dory S. Black, Esq.

With copies (which shall not constitute notice) to:

Dechert LLP
1900 K Street NW
Washington, D.C. 20006
Attention: Stephen T. Cohen, Esq.

11.	MISCELLANEOUS

11.1.  Entire Agreement. The parties agree that neither party has made any representation, warranty or covenant not set forth herein, and that this Agreement constitutes the entire agreement between the parties.

11.2.  Survival.  The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith, and the obligations with respect to indemnification of the Acquired Fund and Acquiring Fund contained in paragraphs 7.1 and 7.2, shall survive the Closing.

11.3.  Headings.  The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

11.4.  Governing Law.  This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to its principles of conflicts of laws.

11.5.  Assignment.  This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party.  Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

11.6.  Counterparts.  This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all taken together shall constitute one agreement.

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Appendix A-13

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as of the date first above written.

ANGEL OAK FUNDS TRUST on behalf of the Acquiring Fund	RAINIER INVESTMENT MANAGEMENT MUTUAL FUNDS on behalf of the Acquired Fund

By: ________________________________	By: ______________________________________
Name: Dory S. Black, Esq.	Name: Melodie B. Zakaluk
Title: President	Title: President

ANGEL OAK CAPITAL ADVISORS, LLC (Solely for purposes of Paragraph 8.2)

By: ________________________________
Name: [•]
Title: [•]

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Appendix A-14

Appendix B

ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUND
(for this Appendix, the “Fund”)

Investment Objective

The Fund’s investment objectives are not fundamental and may be changed without shareholder approval. The Fund will provide 60 days’ advance notice of any change in its investment objective.

Principal Investment Strategies of the Fund

The Fund may invest in other investment companies, including closed-end investment companies and open-end investment companies, which may operate as traditional mutual funds or as ETFs. The other investment companies in which the Fund invests may be affiliates of the Fund.

The Fund’s use of borrowing, short sales, derivatives, and reverse repurchase agreements may be deemed to create leverage, which can increase the Fund’s volatility and the effect, positive or negative, of the Fund’s investments on its NAV. The Investment Company Act of 1940 (the “1940 Act”) generally limits the extent to which the Fund may utilize borrowings and “uncovered” transactions that may give rise to a form of leverage, including reverse repurchase agreements, dollar rolls, swaps, futures and forward contracts, options and other derivative transactions, to one-third of the Fund’s total assets at the time utilized.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund uses derivatives to gain or adjust exposure to markets, sectors, securities and currencies and to manage exposure to risks relating to creditworthiness, interest rate spreads, volatility and changes in yield curves. In certain market environments, the Fund may use interest rate swaps and futures contracts to help protect its portfolio from interest rate risk. The Fund may also utilize foreign currency transactions, including currency options and forward currency contracts, to hedge non-U.S. Dollar investments or to establish or adjust exposure to particular foreign securities, markets or currencies.

The Fund may invest significantly in bonds denominated in non-U.S. currencies, including bonds of emerging markets issuers. The Fund’s investment in bonds denominated in currencies other than the U.S. Dollar may be on a currency hedged or unhedged basis.

Principal Risks of Investing in the Fund

The principal risks of investing in the Fund are summarized in the summary section above. Additional information about the principal risks of investing in the Fund is below.

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Bank Subordinated Debt Risk. Banks may issue subordinated debt securities, which have a lower priority to full payment behind other more senior debt securities.  This means, for example, that if the issuing bank were to become insolvent, subordinated debt holders may not receive a full return of their principal because the bank would have to satisfy the claims of senior debt holders first.  In addition to the risks generally associated with fixed income instruments (e.g., interest rate risk, credit risk, etc.), bank subordinated debt is also subject to risks inherent to banks.  Because banks are highly regulated and operate in a highly competitive environment, it may be difficult for a bank to meet its debt obligations. Banks also may be affected by changes in legislation and regulations applicable to the financial markets.  This is especially true in light of the large amount of regulatory developments in recent years.  Bank subordinated debt is often issued by smaller community banks that may be overly concentrated in a specific geographic region, lack the capacity to comply with new regulatory requirements or lack adequate capital.  Smaller banks may also have a lower capacity to withstand negative developments in the market in general.  If any of these or other factors were to negatively affect a bank’s operations, the bank could fail to make payments on its debt obligations, which would hurt the Fund’s bank subordinated debt investments.

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Borrowing Risks and Leverage Risks. Money borrowed will be subject to interest and other costs (including commitment fees and/or the cost of maintaining minimum average balances). Unless the income and capital appreciation, if any, on securities acquired with borrowed funds exceed the cost of borrowing, the use of leverage will diminish the investment performance of the Fund.

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CDO Risks. CLOs and other CDOs are typically privately offered and sold, and thus, are not registered under the securities laws, which means less information about the security may be available as compared to publicly offered securities and only certain institutions may buy and sell them. As a result, investments in CDOs may be characterized by the Fund as illiquid securities. An active dealer market may exist for CDOs that can be resold in Rule 144A transactions, but there can be no assurance that such a market will exist or will be active enough for the Fund to sell such securities. In addition to the typical risks associated with fixed-income securities and asset-backed securities, CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the risk that the collateral may default, decline in value or quality or be downgraded by a rating agency; (iii) the Fund may invest in tranches of CDOs that are subordinate to other tranches; (iv) the structure and complexity of the transaction and the legal documents could lead to disputes among investors regarding the characterization of proceeds; (v) risk of forced “fire sale” liquidation due to technical defaults such as coverage test failures; and (vi) the CDO’s manager may perform poorly.

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Appendix B-1

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Derivatives Risks. The Fund’s derivative investments have risks, including the imperfect correlation between the value of such instruments and the underlying asset, rate or index, which creates the possibility that the loss on such instruments may be greater than the gain in the value of the underlying asset, rate or index; the loss of principal; the possible default of the other party to the transaction; and illiquidity of the derivative investments. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding, or may not recover at all. In addition, in the event of the insolvency of a counterparty to a derivative transaction, the derivative contract would typically be terminated at its fair market value. If the Fund is owed this fair market value in the termination of the derivative contract and its claim is unsecured, the Fund will be treated as a general creditor of such counterparty, and will not have any claim with respect to the underlying security. Certain of the derivative investments in which the Fund may invest may, in certain circumstances, give rise to a form of financial leverage, which may magnify the risk of owning such instruments. The ability to successfully use derivative investments depends on the ability of Angel Oak to predict pertinent market movements, which cannot be assured. In addition, amounts paid by the Fund as premiums and cash or other assets held in margin accounts with respect to the Fund’s derivative investments would not be available to the Fund for other investment purposes, which may result in lost opportunities for gain.

The derivative instruments and techniques that the Fund may principally use include:

o
Futures.  A futures contract is a standardized agreement to buy or sell a specific quantity of an underlying instrument at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. A decision as to whether, when and how to use futures involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures can be highly volatile, using futures can lower total return, and the potential loss from futures can exceed the Fund’s initial investment in such contracts.

o
Options.  If the Fund buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of the underlying instrument or futures contract on the underlying instrument at an agreed-upon price typically in exchange for a premium paid by the Fund. If the Fund sells an option, it sells to another person the right to buy from or sell to the Fund a specific amount of the underlying instrument or futures contract on the underlying instrument at an agreed-upon price typically in exchange for a premium received by the Fund. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well-conceived option transaction may be unsuccessful because of market behavior or unexpected events. The prices of options can be highly volatile and the use of options can lower total returns.

o
Swaps.  A swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indexes, reference rates, currencies or other instruments. Most swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). The Fund’s obligations or rights under a swap contract entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each counterparty. Swap agreements are particularly subject to counterparty credit, liquidity, valuation, correlation and leverage risk. Certain standardized swaps are now subject to mandatory central clearing requirements and others are now required to be exchange-traded. While central clearing and exchange-trading are intended to reduce counterparty and liquidity risk, they do not make swap transactions risk-free. Swaps could result in losses if interest rate or foreign currency exchange rates or credit quality changes are not correctly anticipated by the Fund or if the reference index, security or investments do not perform as expected. The Fund’s use of swaps may include those based on the credit of an underlying security, commonly referred to as “credit default swaps.” Where the Fund is the buyer of a credit default swap contract, it would be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract only in the event of a default or similar event by a third party on the debt obligation. If no default occurs, the Fund would have paid to the counterparty a periodic stream of payments over the term of the contract and received no benefit from the contract. When the Fund is the seller of a credit default swap contract, it receives the stream of payments but is obligated to pay an amount equal to the par (or other agreed-upon) value of a referenced debt obligation upon the default or similar event of that obligation. The use of credit default swaps can result in losses if the Fund’s assumptions regarding the creditworthiness of the underlying obligation prove to be incorrect. The Fund will “cover” its swap positions by segregating an amount of cash and/or liquid securities as required by the 1940 Act and applicable SEC interpretations and guidance from time to time.

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Equity and General Market Risk. The Fund’s investments in equity securities may subject the Fund to volatility and the following risks: (i) prices of stock may fall over short or extended periods of time; (ii) cyclical movements of the equity market may cause the value of the Fund’s securities to fluctuate drastically from day to day; and (iii) individual companies may report poor results or be negatively affected by industry and or economic trends and developments.

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Appendix B-2

In general, stock values are affected by activities specific to the company as well as general market, economic and political conditions. The NAV of the Fund and investment return will fluctuate based upon changes in the value of its portfolio securities. The market value of securities in which the Fund invests is based upon the market’s perception of value and is not necessarily an objective measure of the securities’ value. Other general market risks include: (i) the market may not recognize what Angel Oak believes to be the true value or growth potential of the stocks held by the Fund; (ii) the earnings of the companies in which the Fund invests will not continue to grow at expected rates, thus causing the price of the underlying stocks to decline; (iii) the smaller a company’s market capitalization, the greater the potential for price fluctuations and volatility of its stock due to lower trading volume for the stock, less publicly available information about the company and less liquidity in the market for the stock; (iv) the potential for price fluctuations in the stock of a medium capitalization company may be greater than that of a large capitalization company; (v) Angel Oak’s judgment as to the growth potential or value of a stock may prove to be wrong; and (vi) a decline in investor demand for the stocks held by the Fund also may adversely affect the value of the securities.

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Extension Risk. Rising interest rates tend to extend the duration of securities, making them more sensitive to changes in interest rates. The value of longer-term securities generally changes more in response to changes in interest rates than shorter-term securities. As a result, in a period of rising interest rates, securities may exhibit additional volatility and may lose value.

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Fixed-Income Instruments Risks. Changes in interest rates generally will cause the value of fixed-income instruments held by the Fund to vary inversely to such changes. Prices of longer-term fixed-income instruments generally fluctuate more than the prices of shorter-term fixed income instruments as interest rates change. In addition, a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration. A fund with a negative average portfolio duration may decline in value as interest rates decrease. Fixed-income instruments that are fixed-rate are generally more susceptible than floating rate loans to price volatility related to changes in prevailing interest rates. The prices of floating rate fixed-income instruments tend to have less fluctuation in response to changes in interest rates, but will have some fluctuation, particularly when the next interest rate adjustment on such security is further away in time or adjustments are limited in amount over time. The Fund may invest in short-term securities that, when interest rates decline, affect the Fund’s yield as these securities mature or are sold and the Fund purchases new short-term securities with lower yields. Subordinated debt securities that receive payments of interest and principal after other more senior security holders are paid carry the risk that the issuer will not be able to meet its obligations and that the subordinated investments may lose value. An obligor’s willingness and ability to pay interest or to repay principal due in a timely manner may be affected by, among other factors, its cash flow.

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Floating or Variable Rate Securities Risk.  Floating or variable rate securities pay interest at rates that adjust in response to changes in a specified interest rate or reset at predetermined dates (such as the end of a calendar quarter). Securities with floating or variable interest rates are generally less sensitive to interest rate changes than securities with fixed interest rates, but may decline in value if their interest rates do not rise as much, or as quickly, as comparable market interest rates. Conversely, floating or variable rate securities will not generally increase in value if interest rates decline. The impact of interest rate changes on floating or variable rate securities is typically mitigated by the periodic interest rate reset of the investments. Floating or variable rate securities can be rated below investment grade or unrated; therefore, the Fund relies heavily on the analytical ability of Angel Oak. Lower-rated floating or variable rate securities are subject to many of the same risks as high yield securities, although these risks are reduced when the instruments are senior and secured as opposed to many high yield securities that are junior and unsecured. Floating or variable rate securities are often subject to restrictions on resale, which can result in reduced liquidity.

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Foreign Currency Risks. Investments made by the Fund, and the income received by the Fund with respect to such investments, may be denominated in various non-U.S. currencies. However, the books of the Fund are maintained in U.S. dollars. Angel Oak may, but is not required to, elect for the Fund to seek to protect itself from changes in currency exchange rates through hedging transactions, depending on market conditions. The Fund may incur costs in connection with the conversions between various currencies. In addition, certain countries may impose foreign currency exchange controls or other restrictions on the repatriation, transferability or convertibility of currency.

A forward foreign currency contract is a negotiated agreement between two parties to exchange specified amounts of two or more currencies at a specified future time at a specified rate. The rate specified by the forward contract can be higher or lower than the spot rate between the currencies that are the subject of the contract. Currency futures are similar to currency forward contracts, except that they are traded on an exchange and standardized as to contract size and delivery date. Most currency futures call for payment or delivery in U.S. dollars. Unanticipated changes in currency prices may result in losses to the Fund and poorer overall performance for the Fund than if it had not entered into currency forward or futures contracts. The Fund may enter into forward or futures contracts under various circumstances, including for hedging purposes.

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High-Yield Securities Risks.  Below investment grade instruments are commonly referred to as “junk” or high-yield instruments and are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. Lower grade instruments may be particularly susceptible to economic downturns. It is likely that a prolonged or deepening economic recession could adversely affect the ability of the issuers of such instruments to repay principal and pay interest thereon, increase the incidence of default for such instruments and severely disrupt the market value of such instruments.

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Appendix B-3

Lower grade instruments, though higher yielding, are characterized by higher risk. The retail secondary market for lower grade instruments may be less liquid than that for higher rated instruments. Adverse conditions could make it difficult at times for the Fund to sell certain instruments or could result in lower prices than those used in calculating the Fund’s NAV. Because of the substantial risks associated with investments in lower grade instruments, investors could lose money on their investment in the Fund, both in the short-term and the long-term.

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Illiquid Securities Risks. The Fund may invest up to 15% of its net assets in illiquid securities. The Fund may also invest in restricted securities. Investments in restricted securities could have the effect of increasing the amount of the Fund’s assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase these securities.

Illiquid and restricted securities may be difficult to dispose of at a fair price at the times when the Fund believes it is desirable to do so. The market price of illiquid and restricted securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Fund pays for or recovers upon the sale of such securities. Illiquid and restricted securities are also more difficult to value, especially in challenging markets. Angel Oak’s judgment may play a greater role in the valuation process. Investment of the Fund’s assets in illiquid and restricted securities may restrict the Fund’s ability to take advantage of market opportunities. To dispose of an unregistered security, the Fund, where it has contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered, thereby enabling the Fund to sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and acquiror of the securities. In either case, the Fund would bear market risks during that period. Liquidity risk may impact the Fund’s ability to meet shareholder redemptions and as a result, the Fund may be forced to sell securities at inopportune prices.

Certain fixed-income instruments and loans are not readily marketable and may be subject to restrictions on resale. Loans and fixed-income instruments may not be listed on any national securities exchange and no active trading market may exist for certain of the loans and fixed-income instruments in which the Fund will invest. Where a secondary market exists, the market for some loans and fixed-income instruments may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. In addition, dealer inventories of certain securities are at historic lows in relation to market size, which indicates a potential for reduced liquidity as dealers may be less able to “make markets” for certain fixed-income securities.

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Loan Risks. The Fund may invest in senior secured floating rate and fixed-rate loans and unsecured loans and may acquire loans through assignment agreements. Senior secured floating rate and fixed-rate loans hold the most senior position in the capital structure of a borrower and are typically secured with specific collateral and have a claim on the assets and/or stock of the borrower that is senior to that held by unsecured creditors, subordinated debt holders and stockholders of the borrower. The senior loans in which the Fund may invest may be rated below investment grade or unrated. As a result, the risks associated with senior loans are similar to the risks of below investment grade securities, although senior loans are senior and secured in contrast to other below investment grade securities, which are often subordinated or unsecured. Nevertheless, if a borrower under a senior loan defaults, becomes insolvent or goes into bankruptcy, the Fund may recover only a fraction of what is owed on the senior loan, or nothing at all. Senior loans are subject to a number of risks described in this Prospectus, including credit risk and liquidity risk.

Collateral used to secure senior loans may not be able to be readily liquidated or the liquidation of such collateral may not satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal. In the event of the bankruptcy or insolvency of a borrower, the Fund could experience delays or limitations in its ability to realize the benefits of the collateral securing a senior loan. In addition, investments in senior loans may be unperfected for a variety of reasons, including the failure to make required filings by lenders and the Fund may not have priority over other creditors. If the value of the already pledged collateral declines and the terms of a senior loan do not require the borrower to pledge additional collateral, the value of the collateral may not at all times equal or exceed the amount of the borrower’s obligations under the senior loan. If a senior loan is collateralized by stock in the borrower or its subsidiaries, such stock may lose some or all of its value in the event of the borrower’s bankruptcy or insolvency. Senior loans that are under-collateralized involve a greater risk of loss.

Unsecured loans generally are subject to similar risks as those associated with investments in secured loans; however, because unsecured loans have lower priority in right of payment to any higher ranking obligations of the borrower and are not backed by a security interest in any specific collateral, they are subject to additional risk that the cash flow of the borrower and available assets may be insufficient to meet scheduled payments after giving effect to any higher ranking obligations of the borrower. Unsecured loans generally have greater price volatility than secured loans and may be less liquid.

If the Fund acquires a senior loan through an assignment agreement, it will typically succeed to all the rights and obligations of the assigning institution and become a lender under the credit agreement with respect to the fixed-income obligation purchased; however, its rights can be more restricted than those of the assigning institution, and, in any event, the Fund may not be able to unilaterally enforce all rights and remedies of the lenders under the loan agreement and with regard to any associated collateral. If the Fund acquires an interest in a senior loan through a participation agreement, the Fund will enter into a contractual relationship with the institution selling the participation, not with the borrower. In purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement or any rights of setoff against the borrower, and the Fund may not directly benefit from the collateral supporting the fixed-income obligation in which it has purchased the participation. As a result, the Fund will be exposed to the credit risk of both the borrower and the institution selling the participation. Angel Oak relies primarily on its own evaluation of the credit quality of such selling institutions rather than on any available independent sources. As a result, the Fund is particularly dependent on the analytical abilities of Angel Oak. Because of the nature of its investments, the Fund may be subject to allegations of lender liability and other claims. In addition, the Securities Act of 1933, as amended (the “Securities Act”), deems certain persons to be “underwriters” if they purchase a security from an issuer and later sell it to the public. Although it is not believed that the application of this Securities Act provision would cause the Fund to be engaged in the business of underwriting, a person who purchases an instrument from the Fund that was acquired by the Fund from the issuer of such instrument could allege otherwise. Under the Securities Act, an underwriter may be liable for material omissions or misstatements in an issuer’s registration statement or prospectus.

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Appendix B-4

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Management Risk. The Fund is actively managed and its performance may reflect Angel Oak’s ability to make decisions which are suited to achieving the Fund’s investment objective. Due to its active management, the Fund could under perform other mutual funds with similar investment objectives.

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Mortgage-Backed and Asset-Backed Securities Risks. The price paid by the Fund for asset-backed securities, including CLOs, the yield the Fund expects to receive from such securities and the average life of such securities are based on a number of factors, including the anticipated rate of prepayment of the underlying assets. The value of these securities may be significantly affected by changes in interest rates, the market’s perception of issuers, and the creditworthiness of the parties involved. The ability of the Fund to successfully utilize these instruments may depend on the ability of the Fund’s Adviser to forecast interest rates and other economic factors correctly. These securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile.

In addition to the risks associated with other asset-backed securities as described above, mortgage-backed securities are subject to the general risks associated with investing in real estate securities; that is, they may lose value if the value of the underlying real estate to which a pool of mortgages relates declines. Mortgage-backed securities may be issued by governments or their agencies and instrumentalities, such as, in the United States, Ginnie Mae, Fannie Mae and Freddie Mac. They may also be issued by private issuers but represent an interest in or are collateralized by pass-through securities issued or guaranteed by a government or one of its agencies or instrumentalities. In addition, mortgage-backed securities may be issued by private issuers and be collateralized by securities without a government guarantee. Such securities usually have some form of private credit enhancement.

Pools created by private issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments. Notwithstanding that such pools may be supported by various forms of private insurance or guarantees, there can be no assurance that the private insurers or guarantors will be able to meet their obligations under the insurance policies or guarantee arrangements. The Fund may invest in private mortgage pass-through securities without such insurance or guarantees. Any mortgage-backed securities that are issued by private issuers are likely to have some exposure to subprime loans as well as to the mortgage and credit markets generally. In addition, such securities are not subject to the underwriting requirements for the underlying mortgages that would generally apply to securities that have a government or government-sponsored entity guarantee, thereby increasing their credit risk. The risk of non-payment is greater for mortgage-related securities that are backed by mortgage pools that contain subprime loans, but a level of risk exists for all loans. Market factors adversely affecting mortgage loan repayments may include a general economic downturn, high unemployment, a general slowdown in the real estate market, a drop in the market prices of real estate, or an increase in interest rates resulting in higher mortgage payments by holders of adjustable rate mortgages.

•
Non-U.S. Securities Risks. Certain foreign countries may impose exchange control regulations, restrictions on repatriation of profit on investments or of capital invested, local taxes on investments, and restrictions on the ability of issuers of non-U.S. securities to make payments of principal and interest to investors located outside the country, whether from currency blockage or otherwise. In addition, the Fund will be subject to risks associated with adverse political and economic developments in foreign countries, including seizure or nationalization of foreign deposits, the imposition of economic sanctions, different legal systems and laws relating to bankruptcy and creditors’ rights and the potential inability to enforce legal judgments, all of which could cause the Fund to lose money on its investments in non-U.S. securities. The cost of servicing external debt will also generally be adversely affected by rising international interest rates, as many external debt obligations bear interest at rates which are adjusted based upon international interest rates. Because non-U.S. securities may trade on days when the Fund’s shares are not priced, NAV may change at times when the Fund’s shares cannot be sold.

The foreign securities in which the Fund may invest may be issued by companies or governments located in emerging market countries. Compared to the United States and other developed countries, emerging market countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Securities issued by companies or governments located in emerging market countries tend to be especially volatile and may be less liquid than securities traded in developed countries. Securities in these countries have been characterized by greater potential loss than securities of companies and governments located in developed countries. Investments in the securities of issuers located in emerging markets could be affected by risks associated with expropriation and/or nationalization, political or social instability, pervasiveness of corruption and crime, armed conflict, the impact on the economy of civil war, religious or ethnic unrest and the withdrawal or non-renewal of any license enabling the Fund to trade in securities of a particular country, confiscatory taxation, restrictions on transfers of assets, lack of uniform accounting and auditing standards, less publicly available financial and other information, diplomatic development which could affect U.S. investments in those countries and potential difficulties in enforcing contractual obligations.

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Appendix B-5

Foreign banks and securities depositories at which the Fund holds its foreign securities and cash may be recently organized or new to the foreign custody business and may be subject to only limited or no regulatory oversight. Additionally, many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as does the United States and may not have laws to protect investors that are comparable to U.S. securities laws. Settlement and clearance procedures in certain foreign markets may result in delays in payment for or delivery of securities not typically associated with settlement and clearance of U.S. investments.

In recent years, the European financial markets have experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries. These events may spread to other countries in Europe, including countries that do not use the Euro. These events may affect the value and liquidity of certain of the Fund’s investments.

•
Other Investment Companies Risks. Since the Fund generally invests in other investment companies that invest in fixed-income securities, risks associated with investments in other investment companies will include fixed-income securities risks. In addition to the brokerage costs associated with the Fund’s purchase and sale of the underlying securities, ETFs and mutual funds incur fees that are separate from those of the Fund. As a result, the Fund’s shareholders will indirectly bear a proportionate share of the operating expenses of the ETFs and mutual funds, in addition to Fund expenses. Because the Fund is not required to hold shares of underlying funds for any minimum period, it may be subject to, and may have to pay, short-term redemption fees imposed by the underlying funds. ETFs are subject to additional risks such as the fact that the market price of its shares may trade above or below its NAV or an active market may not develop. The Fund has no control over the investments and related risks taken by the underlying funds in which it invests. To the extent that the Fund invests in inverse or leveraged ETFs, the value of the Fund’s investment will decrease when the index underlying the ETF’s benchmark rises, a result that is the opposite from traditional equity or bond funds. The NAV and market price of leveraged or inverse ETFs are usually more volatile than the value of the tracked index or of other ETFs that do not use leverage. Inverse and leveraged ETFs use investment techniques and financial instruments that may be considered aggressive, including the use of derivative transactions and short selling techniques. The 1940 Act and the rules and regulations adopted under that statute impose conditions on investment companies which invest in other investment companies, and as a result, the Fund is generally restricted on the amount of shares of another investment company to shares amounting to no more than 3% of the outstanding voting shares of such other investment company.

In addition to risks generally associated with investments in investment company securities, ETFs are subject to the following risks that do not apply to traditional mutual funds: (i) the market price of an ETF’s shares may be above or below its NAV; (ii) an active trading market for an ETF’s shares may not develop or be maintained; (iii) the ETF may employ an investment strategy that utilizes high leverage ratios; (iv) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate; and (v) underlying ETF shares may be de-listed from the exchange or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) may temporarily stop stock trading.

The Fund’s investments in other investment companies may include investments in closed-end funds (“CEFs”). Shares of CEFs frequently trade at a price per share that is less than the fund’s NAV. There can be no assurance that the market discount on shares of any CEF purchased by the Fund will ever decrease or that when the Fund seeks to sell shares of a CEF it can receive the NAV of those shares. CEFs have lower levels of daily volume when compared to open-end companies. There are greater risks involved in investing in securities with limited market liquidity.

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Portfolio Turnover Risk. The Fund’s annual portfolio turnover rate may vary greatly from year to year, as well as within a given year. The portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the Fund. High portfolio turnover may result in the realization of net short-term capital gains by the Fund which, when distributed to shareholders, will be taxable as ordinary income. In addition, a higher portfolio turnover rate results in correspondingly greater brokerage and other transactional expenses that are borne by the Fund.

•
Preferred Securities Risk. Preferred securities are subject to risks associated with both equity and debt instruments. Because many preferred securities allow the issuer to convert its preferred stock into common stock, preferred securities are often sensitive to declining common stock values. In addition, certain preferred securities contain provisions that allow an issuer to skip or defer distributions, which may be more likely when the issuer is less able to make dividend payments as a result of financial difficulties. Preferred securities can also be affected by changes in interest rates, especially if dividends are paid at a fixed rate, and may also include call features in favor of the issuer. In the event of redemptions by the issuer, the Fund may not be able to reinvest the proceeds at comparable or favorable rates of return. Preferred securities are generally subordinated to bonds and other debt securities in an issuer’s capital structure in terms of priority for corporate income and liquidation payments, and may trade less frequently and in a more limited volume and may be subject to more abrupt or erratic price movements than many other securities.

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Appendix B-6

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Rating Agencies Risk. Rating agencies may fail to make timely changes in credit ratings and an issuer’s current financial condition may be better or worse than a rating indicates. In addition, rating agencies are subject to an inherent conflict of interest because they are often compensated by the same issuers whose securities they grade.

•
Repurchase Agreement Risks. Repurchase agreements typically involve the acquisition by the Fund of fixed-income securities from a selling financial institution such as a bank or broker-dealer. The agreement provides that the Fund will sell the securities back to the institution at a fixed time in the future. Repurchase agreements involve the risk that a seller will become subject to bankruptcy or other insolvency proceedings or fail to repurchase a security from the Fund. In such situations, the Fund may incur losses including as a result of (i) a possible decline in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto, (ii) a possible lack of access to income on the underlying security during this period, and (iii) expenses of enforcing its rights.

•
Reverse Repurchase Agreement Risks. A reverse repurchase agreement is the sale by the Fund of a debt obligation to a party for a specified price, with the simultaneous agreement by the Fund to repurchase that debt obligation from that party on a future date at a higher price. Similar to borrowing, reverse repurchase agreements provide the Fund with cash for investment purposes, which creates leverage and subjects the Fund to the risks of leverage. Reverse repurchase agreements also involve the risk that the other party may fail to return the securities in a timely manner or at all. The Fund could lose money if it is unable to recover the securities and the value of collateral held by the Fund, including the value of the investments made with cash collateral, is less than the value of securities. Reverse repurchase agreements also create Fund expenses and require that the Fund have sufficient cash available to purchase the debt obligations when required. Reverse repurchase agreements also involve the risk that the market value of the debt obligation that is the subject of the reverse repurchase agreement could decline significantly below the price at which the Fund is obligated to repurchase the security.

•
RIC-Related Risks of Investments Generating Non-Cash Taxable Income. Certain of the Fund’s investments will require the Fund to recognize taxable income in a taxable year in excess of the cash generated on those investments during that year. In particular, the Fund expects to invest in loans and other debt obligations that will be treated as having “market discount” and/or OID for U.S. federal income tax purposes. Additionally, some of the CLOs in which the Fund invests may constitute passive foreign investment companies, or under certain circumstances, controlled foreign corporations.  Because the Fund may be required to recognize income in respect of these investments before, or without receiving, cash representing such income, the Fund may have difficulty satisfying the annual distribution requirements applicable to RICs and avoiding Fund-level U.S. federal income and/or excise taxes. Accordingly, the Fund may be required to sell assets, including at potentially disadvantageous times or prices, raise additional debt or equity capital, make taxable distributions of its shares or debt securities, or reduce new investments, to obtain the cash needed to make these income distributions. If the Fund liquidates assets to raise cash, the Fund may realize gain or loss on such liquidations; in the event the Fund realizes net capital gains from such liquidation transactions, the Fund shareholders may receive larger capital gain distributions than they would in the absence of such transactions.

•
Risks Relating to Fund’s RIC Status. To qualify and remain eligible for the special tax treatment accorded to a RIC and its shareholders under the Internal Revenue Code of 1986, as amended (the “Code”), the Fund must meet certain source-of-income, asset diversification and annual distribution requirements. Very generally, to qualify as a RIC, the Fund must derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, net income from certain publicly traded partnerships or other income derived with respect to its business of investing in stock or other securities. The Fund must also meet certain asset diversification requirements at the end of each quarter of each of its taxable years. Failure to meet these diversification requirements on the last day of a quarter may result in the Fund having to dispose of certain investments quickly to prevent the loss of RIC status. Any such dispositions could be made at disadvantageous prices or times, and may result in substantial losses to the Fund. In addition, to be eligible for the special tax treatment accorded RICs, the Fund must meet the annual distribution requirement, requiring it to distribute with respect to each taxable year an amount at least equal to 90% of the sum of its “investment company taxable income” (generally its taxable ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any) and its net tax-exempt income (if any), to its shareholders. If the Fund fails to qualify as a RIC for any reason and becomes subject to corporate tax, the resulting corporate taxes could substantially reduce its net assets, the amount of income available for distribution and the amount of its distributions. Such a failure would have a material adverse effect on the Fund and its shareholders. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions to re-qualify as a RIC.

•
Short Sales Risks. If a security sold short increases in price, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss. The Fund will ordinarily engage in short sales where it does not own or have the immediate right to acquire the security sold short, and as such must borrow those securities to make delivery to the buyer under the short sale transaction. The Fund may not be able to borrow a security that it needs to deliver or it may not be able to close out a short position at an acceptable price and may have to sell related long positions earlier than it had expected. Thus, the Fund may not be able to successfully implement its short sale strategy due to limited availability of desired securities or for other reasons. Also, there is the risk that the counterparty to a short sale may fail to honor its contractual terms, causing a loss to the Fund.

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Appendix B-7

Until the Fund replaces a security borrowed in connection with a short sale, it may be required to maintain a segregated account of cash or liquid assets with a broker or custodian to cover the Fund’s short position. Generally, securities held in a segregated account cannot be sold unless they are replaced with other liquid assets. The Fund’s ability to access the pledged collateral may also be impaired in the event the broker becomes bankrupt, insolvent or otherwise fails to comply with the terms of the contract. In such instances, the Fund may not be able to substitute or sell the pledged collateral and may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. Additionally, the Fund must maintain sufficient liquid assets (less any additional collateral pledged to the broker), marked-to-market daily, to cover the borrowed securities obligations. This may limit the Fund’s investment flexibility, as well as its ability to meet other current obligations.

In times of unusual or adverse market, economic, regulatory or political conditions, the Fund may not be able, fully or partially, to implement its short selling strategy. Periods of unusual or adverse market, economic, regulatory or political conditions generally may exist for as long as six months and, in some cases, much longer.

•
Structured Products Risks. The Fund may invest in structured products, consisting of CDOs, collateralized bond obligations, CLOs and other similarly structured securities. Holders of structured products bear risks of the underlying investments, index or reference obligation and are subject to counterparty risk.

The Fund may have the right to receive payments only from the structured product, and generally does not have direct rights against the issuer or the entity that sold the assets to be securitized. While certain structured products enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding the same securities, investors in structured products generally pay their share of the structured product’s administrative and other expenses. Although it is difficult to predict whether the prices of indices and securities underlying structured products will rise or fall, these prices (and, therefore, the prices of structured products) will be influenced by the same types of political and economic events that affect issuers of securities and capital markets generally. If the issuer of a structured product uses shorter-term financing to purchase longer-term securities, the issuer may be forced to sell its securities at below-market prices if it experiences difficulty in obtaining short-term financing, which may adversely affect the value of the structured products owned by the Fund.

Certain structured products may be thinly traded or have a limited trading market. Structured products are typically privately offered and sold. As a result, investments in structured products may be characterized by the Fund as illiquid securities. In addition to the general risks associated with fixed-income securities discussed herein, structured products carry additional risks, including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that the investments in structured products are subordinate to other classes or tranches thereof; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

•
Uncertain Tax Treatment. The Fund may invest a portion of its net assets in below investment grade instruments. Investments in these types of instruments may present special tax issues for the Fund. U.S. federal income tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, OID or market discount, when and to what extent deductions may be taken for bad debts or worthless instruments, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a bankruptcy or workout context are taxable. These and other issues will be addressed by the Fund to the extent necessary to seek to ensure that it distributes sufficient income that it does not become subject to U.S. federal income or excise tax.

•
Unrated Securities Risks. The Fund may purchase unrated securities which are not rated by a rating agency if Angel Oak determines that the security is of comparable quality to a rated security that the Fund may purchase. Unrated securities may be less liquid than comparable rated securities and involve the risk that Angel Oak may not accurately evaluate the security’s comparative credit rating. Analysis of creditworthiness of issuers of high yield securities may be more complex than for issuers of higher-quality debt securities. To the extent that the Fund purchases unrated securities, the Fund’s success in achieving its investment objective may depend more heavily on Angel Oak’s creditworthiness analysis than if the Fund invested exclusively in rated securities.

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U.S. Government Securities Risks.  Some obligations issued or guaranteed by U.S. government agencies, instrumentalities or GSEs, including, for example, pass-through certificates issued by Ginnie Mae, are supported by the full faith and credit of the U.S. Treasury. Other obligations issued by or guaranteed by federal agencies or GSEs, such as securities issued by Fannie Mae or Freddie Mac, are supported by the discretionary authority of the U.S. government to purchase certain obligations of the federal agency or GSE, while other obligations issued by or guaranteed by federal agencies or GSEs, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury. The maximum potential liability of the issuers of some U.S. Government securities held by the Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

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Appendix B-8

Temporary Defensive Positions

From time to time, the Fund may take temporary defensive positions that are inconsistent with its principal investment strategies, in attempting to respond to adverse market, economic, political or other conditions. In such instances, the Fund may hold up to 100% of its assets in cash; short-term U.S. government securities and government agency securities; investment grade money market instruments; investment grade fixed-income securities; repurchase agreements; commercial paper and cash equivalents. The Fund may invest in the securities described above at any time to maintain liquidity, pending selection of investments by Angel Oak, or if Angel Oak believes that sufficient investment opportunities that meet the Fund’s investment criteria are not available. By keeping cash on hand, the Fund may be able to meet shareholder redemptions without selling securities and realizing gains and losses. As a result of engaging in these temporary measures, the Fund may not achieve its investment objective.

Purchase and Sale of Fund Shares
You may purchase or redeem Fund shares on any business day by written request via mail (Angel Oak High Yield Opportunities Fund, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701), by wire transfer, or by telephone at (855) 751-4324 (toll free). Investors who wish to purchase or redeem Fund shares through a financial intermediary should contact the financial intermediary directly. The minimum initial and subsequent investment amounts for various types of accounts are shown below.

Type of Account	Minimum Initial Investment	Minimum Additional Investment
Class A Shares—All account types	$1,000	$100
Class C Shares—All account types	$1,000	$100
Institutional Shares—All account types	$1,000,000	$100

Tax Information

The Fund’s distributions are taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank or trust company), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Appendix B-9

Appendix C

SHAREHOLDER INFORMATION ON THE ACQUIRING FUND

How to Contact the Acquiring Fund (for this Appendix, the “Fund”)

Write to us at: Angel Oak Funds Trust c/o U.S. Bancorp Fund Services, LLC P.O. Box 701 Milwaukee, WI 53201-0701	Overnight address: Angel Oak Funds Trust c/o U.S. Bancorp Fund Services, LLC 615 E. Michigan Street, Third Floor Milwaukee, WI 53202-5207
Telephone us at: (855) 751-4324 (toll free)	Visit our Web site at: www.angeloakcapital.com

HOW TO BUY SHARES

This section explains how you can purchase shares of the Fund. If you are opening a new account, an account application is available online at www.angeloakcapital.com or by calling (855) 751-4324. For Fund shares held through brokerage and other types of accounts, please consult your Financial Intermediary.

Buying Shares	Opening an Account	Adding to an Account
Through a Financial Intermediary	Contact your Financial Intermediary	Contact your Financial Intermediary
By Mail (with Check)	• Mail your completed application (along with other required documents) and a check to: (Fund Name) c/o U.S. Bancorp Fund Services, LLC P.O. Box 701 Milwaukee, WI 53201-0701
• Write your account number on your check
• Send your check with (a) a completed investment slip from a prior statement or confirmation or (b) letter of instruction to:
  (Fund Name)
  c/o U.S. Bancorp Fund Services, LLC
  P.O. Box 701
  Milwaukee, WI 53201-0701

By Wire
• Submit your completed application (and other required
   documents). An account will be established for you and
   you will be contacted with the account number.
• Instruct your financial institution to wire your money
   using the instructions found on page B-3 of this Appendix.

• Call to notify us of your incoming wire • Instruct your financial institution to wire your money using the instructions found on page B-3 of this Appendix.
By Telephone	Not accepted for initial purchases	• If you have telephone purchase privileges on the account, you may purchase additional shares using the bank account on record by calling (855) 751-4324.
By Automatic Investment Plan	Not accepted for initial purchases
• Complete the Automatic Investment Plan section of the application or submit a letter of instruction if your account was opened without this being done.
• Attach a voided check to your application or letter of instruction.
• Mail the completed application or letter and voided check.
• Your purchase will be electronically debited from the bank account on record as directed in your request.

General Notes for Buying Shares

Unless purchased through a Financial Intermediary, all investments must be made by check, ACH, or wire. All purchase checks must be in U.S. dollars drawn on a domestic financial institution. The Fund will not accept payment in cash or money orders. To prevent check fraud, the Fund will not accept third party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares. The Fund is unable to accept post-dated checks or any conditional order or payment.

Table of Contents - Prospectus
Appendix C-1

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Checks for all accounts, including individual, sole proprietorship, joint, Uniform Gift to Minors Act (“UGMA”) or Uniform Transfer to Minors Act (“UTMA”) accounts, the check must be made payable to the name of the Fund. A $25 charge may be imposed on any returned payment; you will also be responsible for any losses suffered by the Fund as a result.

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ACH refers to the “Automated Clearing House” system maintained by the Federal Reserve Bank, which allows banks to process checks, transfer funds and perform other tasks. Your financial institution may charge you a fee for this service. A $25 charge may be imposed on any rejected transfers; you will also be responsible for any losses suffered by the Fund as a result.

•	Wires instruct your financial institution with whom you have an account to make a Federal Funds wire payment to us. Your financial institution may charge you a fee for this service.

Purchase through Financial Intermediaries. You may buy, sell and exchange shares of the Fund through certain financial intermediaries and their agents and other authorized designees that have made arrangements with the Fund and are authorized to buy, sell and exchange shares of the Fund (collectively, “Financial Intermediaries”). When placing an order through a Financial Intermediary, your order is deemed to be received by the Fund when the Financial Intermediary receives the order and will be priced at the Fund’s NAV next computed after the order is received by a Financial Intermediary. A Financial Intermediary may hold your shares in an omnibus account in the Financial Intermediary’s name and the Financial Intermediary may maintain your individual ownership records. The Fund may pay the Financial Intermediary for maintaining individual ownership records as well as providing other shareholder services. Financial Intermediaries may charge fees for the services they provide to you in connection with processing your transaction order or maintaining your account with them. Financial Intermediaries are responsible for placing your order correctly and promptly with the Fund, forwarding payment promptly, as well as ensuring that you receive copies of the Fund’s Prospectus. If you transmit your order with these Financial Intermediaries before the close of the Fund (generally 4:00 p.m., Eastern Time) on a day that the NYSE is open for business, your order will be priced at the Fund’s NAV next computed after it is received by the Financial Intermediary. Investors should check with their Financial Intermediary to determine if it is subject to these arrangements.

Purchase by Mail. Follow the instructions outlined in the table above. The Fund does not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, deposits in the mail or with such services, or receipt at the Transfer Agent’s post office box of purchase orders or redemption requests, do not constitute receipt by the Transfer Agent.

Purchase by Wire. If you are making your first investment in the Fund, before you wire funds, please contact the Transfer Agent by phone to make arrangements with a telephone service representative to submit your completed Account Application via mail, overnight delivery or facsimile. Upon receipt of your completed Account Application, an account will be established for you and a service representative will contact you within 24 hours to provide you with an account number and wiring instructions. Once your account has been established, you may instruct your bank to initiate the wire using the instructions you were given.

For either initial or subsequent investments, prior to sending the wire, please call the Transfer Agent at (855) 751-4324 to advise the Transfer Agent of your wire to ensure proper credit upon receipt. Your bank must include the name of the Fund, your name and account number so that your wire can be correctly applied.

Instruct your bank to send the wire to:
U.S. Bank, N.A.
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202
ABA #075000022
Credit: U.S. Bancorp Fund Services, LLC
Account #112-952-137
Further Credit: (Fund Name and Class)
(Shareholder Name, Shareholder Account #)

Your bank may impose a fee for investments by wire. Wired funds must be received prior to the close of the Fund (generally, 4:00 p.m., Eastern Time) to be eligible for same day pricing. The Fund and the Transfer Agent are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system or from incomplete wiring instructions. If you have questions about how to invest by wire, you may call the Fund at (855) 751-4324.

Purchase by Telephone. If you accepted telephone options on your Account Application and your account has been open for 15 days, you may purchase additional shares from your bank account upon request by telephoning the Transfer Agent toll free at (855) 751-4324. You may not make your initial purchase of Fund shares by telephone. Telephone orders will be accepted via electronic funds transfer from your pre-designated bank account through the Automated Clearing House (“ACH”) network. You must have banking information established on your account prior to making a purchase. Only bank accounts held at domestic institutions that are ACH members may be used for telephone transactions. If your order is received prior to the close of the Fund (generally, 4:00 p.m. Eastern time), shares will be purchased at the price next calculated. For security reasons, requests by telephone may be recorded.

Automatic Investment Plan. For your convenience, the Fund offers an Automatic Investment Plan (“AIP”). Under the AIP, after you make your initial investment, you may authorize the Fund to withdraw automatically from your personal checking or savings account an amount that you wish to invest, which must be at least $100 on a monthly or quarterly basis. If you wish to enroll in the AIP, complete the “Automatic Investment Plan” section in the Account Application or call the Transfer Agent at (855) 751-4324 for additional information. To participate in the AIP, your bank or financial institution must be a member of the ACH network. The Fund may terminate or modify this privilege at any time. You may terminate your participation in the AIP at any time by notifying the Transfer Agent at least five days prior to the effective date. A fee ($25) will be charged if your bank does not honor the AIP draft for any reason.

Table of Contents - Prospectus
Appendix C-2

The AIP is a method of using dollar cost averaging as an investment strategy that involves investing a fixed amount of money at regular time intervals. However, a program of regular investment cannot ensure a profit or protect against a loss as a result of declining markets. By continually investing the same amount, you will be purchasing more shares when the price is low and fewer shares when the price is high. Please call (855) 751-4324 for additional information regarding the Fund’s AIP.

Tax-Sheltered Retirement Plans. Shares of the Fund may be an appropriate investment for tax-sheltered retirement plans, including: individual retirement plans (IRAs); simplified employee pension plans (SEPs); 401(k) plans; qualified corporate pension and profit-sharing plans (for employees); tax-deferred investment plans (for employees of public school systems and certain types of charitable organizations); and other qualified retirement plans. You should contact the Fund’s transfer agent at (855) 751-4324 to obtain the procedure to open an IRA or SEP plan, as well as more specific information regarding these retirement plan options. Please consult with an attorney or tax adviser regarding these plans. You must pay custodial fees for your IRA by redemption of sufficient shares of the Fund from the IRA unless you pay the fees directly to the IRA custodian. Call the Fund’s transfer agent about the IRA custodial fees at (855) 751-4324.

Purchases-In-Kind. Under certain circumstances, you may purchase shares of the Fund by transferring securities to the Fund in exchange for Fund shares (“in-kind purchase”). In-kind purchases may be made only upon the approval of Angel Oak and upon the determination that the securities are acceptable investments for the Fund and are purchased consistent with the Fund’s procedures relating to in-kind purchases. The Fund reserves the right to amend or terminate this practice at any time. Please contact the Fund at (855) 751-4324 before sending any securities. Please see the SAI for additional details.

HOW TO SELL SHARES

The Fund processes redemption orders received in good order, promptly. Under normal circumstances, the Fund class will send redemption proceeds to you within 5 business days. If the Fund class has not yet collected payment for the shares you are selling, it may delay sending redemption proceeds until it receives payment, which may be up to 15 calendar days.

Selling Shares
Through a Financial Intermediary	• Contact your Financial Intermediary
By Mail
• Prepare a written request including:
• Your name(s) and signature(s)
• Your account number
• The Fund name and class
• The dollar amount or number of shares you want to sell
• How and where to send the redemption proceeds
• Obtain a signature guarantee (if required) (See “Signature Guarantee Requirements below”)
• Obtain other documentation (if required)
• Mail us your request and documentation.

By Wire
• Wire redemptions are only available if your redemption is for $2,500 or more and you provided a voided check to establish bank instructions on your account application.
• Call us with your request (unless you declined telephone redemption privileges on your account application)
   (See “Telephone or Wire Redemption”) or
• Mail us your request (See “By Mail”).

By Telephone
• Call us with your request (unless you declined telephone redemption privileges on your account application)
• Provide the following information:
• Your account number
• Exact name(s) in which the account is registered
• Additional form of identification
• Redemption proceeds will be:
• Mailed to you or
• Electronically credited to your account at the financial institution identified on your account application.

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Systematically
• Complete the systematic withdrawal program section of the application
• Attach a voided check to your application
• Mail us your completed application
• Redemption proceeds will be electronically credited to your account at the financial institution identified on your account application or sent by check to your address of record.

General Notes for Selling Shares

In general, orders to sell or “redeem” shares may be placed either directly with the Fund, the Transfer Agent or with your Financial Intermediary. You may redeem part or all of your Fund shares at the next determined NAV after the Fund receives your order. You should request your redemption prior to the close of the Fund, generally 4:00 p.m., Eastern Time, to obtain that day’s closing NAV. Redemption requests received after the close of the Fund will be treated as though received on the next business day.

Through a Financial Intermediary. You may redeem Fund shares through your Financial Intermediary. Redemptions made through a Financial Intermediary may be subject to procedures established by that institution. Your Financial Intermediary is responsible for sending your order to the Fund and for crediting your account with the proceeds. For redemption through Financial Intermediaries, orders will be processed at the NAV per share next effective after receipt of the order by the Financial Intermediary. Please keep in mind that your Financial Intermediary may charge additional fees for its services. Investors should check with their Financial Intermediary to determine if it is subject to these arrangements.

By Mail. You may redeem Fund shares by simply sending a written request to the Transfer Agent. Please provide the name of the Fund, account number and state the number of shares or dollar amount you would like redeemed. The letter should be signed by all shareholders whose names appear on the account registration. Redemption requests will not become effective until all documents have been received in good form by the Fund. Additional documents are required for certain types of shareholders, such as corporations, partnerships, executors, trustees, administrators, or guardians (i.e., corporate resolutions, or trust documents indicating proper authorization). Shareholders should contact the Fund for further information concerning documentation required for redemption of Fund shares.

Shareholders who have an IRA or other retirement plan must indicate on their redemption request whether or not to withhold federal income tax. Redemption requests failing to indicate an election not to have tax withheld will generally be subject to a 10% withholding tax.

Telephone or Wire Redemption. You may redeem Fund shares by telephone unless you declined telephone redemption privileges on your Account Application. You may also request telephone redemption privileges after your account is opened by calling the Transfer Agent at (855) 751-4324 for additional information. A signature guarantee or a signature verification from a Signature Verification Program member or other acceptable form of authentication from a financial institution source will be required of shareholders to qualify for or to change telephone redemption privileges on an existing account. If you have a retirement account, you may not redeem shares by telephone. During periods of high market activity, you may encounter higher than usual wait times. Please allow sufficient time to ensure that you will be able to complete your telephone transaction prior to market close. If you are unable to contact the Transfer Agent by telephone, you may also mail the requests to the Fund at the address listed above. Once a telephone transaction has been placed, it cannot be canceled or modified.

You may redeem up to $100,000 in shares by calling the Transfer Agent at (855) 751-4324 prior to the close of the Fund, generally 4:00 p.m., Eastern Time. Redemption proceeds will be sent on the next business day to the mailing address that appears on the Fund’s records. Per your request, redemption proceeds may be wired or may be sent by electronic funds transfer via the ACH network to your pre-designated bank account. The minimum amount that may be wired is $2,500. The Transfer Agent will charge a $15 wire fee from your redemption proceeds from any complete share redemption. For partial redemptions, or share specific redemptions, any wire fee will be deducted from your remaining account balance. You will not incur any charge when proceeds are sent via the ACH network; however, most ACH transfers require two days for the bank account to receive credit. Telephone redemptions cannot be made if you notify the Transfer Agent of a change of address within 30 days before the redemption request.

Prior to executing instructions received to redeem shares by telephone, the Fund will use reasonable procedures to confirm that the telephone instructions are genuine. The telephone call may be recorded and the caller may be asked to verify certain personal identification information. If an account has more than one owner or authorized person, the Fund will accept telephone instructions from any one owner or authorized person. If the Fund or its agents follow these procedures, they cannot be held liable for any loss, expense, or cost arising out of any telephone redemption request that is reasonably believed to be genuine. This includes any fraudulent or unauthorized request. The Fund may change, modify or terminate these privileges at any time upon at least a 60-day notice to shareholders.

Systematic Withdrawal Program. The Fund offers a Systematic Withdrawal Program (“SWP”) whereby shareholders or their representatives may request a redemption in a predetermined amount each month or calendar quarter. Proceeds can be sent via check to the address on the account or proceeds can be sent by electronic funds transfer via the ACH network to a designated bank account. To start this program, your account must have Fund shares with a value of at least $2,500, and the minimum amount that may be withdrawn each month or quarter is $250. This program may be terminated or modified by a shareholder or the Fund at any time without charge or penalty.

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Appendix C-4

A withdrawal under the SWP involves a redemption of Fund shares, and may result in a gain or loss for federal income tax purposes. In addition, if the amount withdrawn exceeds the dividends credited to your account, the account ultimately may be depleted. To establish the SWP, complete the SWP section of the Account Application. Please call (855) 751-4324 for additional information regarding the SWP.

ACCOUNT AND TRANSACTION POLICIES

Exchange Privilege. You may exchange all or a portion of your shares in the Fund for shares of the same class of another Angel Oak mutual fund. You may also exchange your shares in the Fund for shares of another class of the Fund or for shares of another class of another Angel Oak mutual fund if you meet the minimum investment requirements for the class into which you would like to exchange. Any new account established through an exchange will be subject to the minimum investment requirements applicable to the shares acquired. Exchanges will be executed on the basis of the relative NAV of the shares exchanged. Consequently, you may receive fewer shares or more shares than originally owned, depending on that day’s net asset values. Your total value of the initially held shares, however, will equal the total value of the converted shares. The exchange privilege may be exercised only in those states where the class of shares of the fund being acquired legally may be sold. Be sure to read the current Prospectus for the fund into which you are exchanging.

An exchange of shares in the Fund for shares of another fund is considered to be a sale of shares for federal income tax purposes on which you may realize a taxable capital gain or loss unless you are a tax-exempt investor or hold your shares through a tax-deferred account such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements. A conversion from shares of one class to shares of a different class within the same Fund is generally not a taxable transaction for federal income tax purposes.

Tools to Combat Frequent Transactions. The Fund is intended for long-term investors and does not accommodate frequent transactions. Short-term “market-timers” who engage in frequent purchases, redemptions or exchanges can disrupt the Fund’s investment program and create additional transaction costs that are borne by all of the Fund’s shareholders. The Board has adopted policies and procedures that are designed to discourage excessive, short-term trading and other abusive trading practices that may disrupt portfolio management strategies and harm performance. In addition, the Fund discourages excessive, short-term trading and other abusive trading practices, and the Fund may use a variety of techniques to monitor trading activity and detect abusive trading practices. These steps may include, among other things, the imposition of redemption fees, if necessary, monitoring trading activity, or using fair value pricing when appropriate, under procedures as adopted by the Fund’s Board of Trustees when Angel Oak determines current market prices are not readily available. As approved by the Board, these techniques may change from time to time as determined by the Fund in its sole discretion.

In an effort to discourage abusive trading practices and minimize harm to the Fund and its shareholders, the Fund reserves the right, in its sole discretion, to reject any purchase order (including those as part of an exchange), in whole or in part, for any reason (including, without limitation, purchases by persons whose trading activity in Fund shares is believed by Angel Oak to be harmful to the Fund) and without prior notice. The Fund may decide to restrict purchase, sale and exchange activity in its shares based on various factors, including whether frequent purchase, sale or exchange activity will disrupt portfolio management strategies and adversely affect the Fund’s performance. Although these efforts are designed to discourage abusive trading practices, these tools cannot eliminate the possibility that such activity will occur. The Fund seeks to exercise its judgment in implementing these tools to the best of its ability in a manner that it believes is consistent with shareholder interests.

Due to the complexity and subjectivity involved in identifying abusive trading activity and the volume of shareholder transactions the Fund handles, there can be no assurance that the Fund’s efforts will identify all trades or trading practices that may be considered abusive. In particular, since the Fund receives purchase, sale and exchange orders through Financial Intermediaries that use group or omnibus accounts, the Fund cannot always detect frequent trading. However, the Fund will work with Financial Intermediaries as necessary to discourage shareholders from engaging in abusive trading practices and to impose restrictions on excessive trades. In this regard, the Fund has entered into information sharing agreements with Financial Intermediaries pursuant to which these intermediaries are required to provide to the Fund, at the Fund’s request, certain information relating to their customers investing in the Fund through non-disclosed or omnibus accounts. The Fund will use this information to attempt to identify abusive trading practices. Financial Intermediaries are contractually required to follow any instructions from the Fund to restrict or prohibit future purchases from shareholders that are found to have engaged in abusive trading in violation of the Fund’s policies. However, the Fund cannot guarantee the accuracy of the information provided to them from Financial Intermediaries and cannot ensure that they will always be able to detect abusive trading practices that occur through non-disclosed and omnibus accounts. As a consequence, the Fund’s ability to monitor and discourage abusive trading practices in omnibus accounts may be limited.

Proceeds. Proceeds will generally be sent no later than seven calendar days after the Fund receives your redemption request. If elected on your account application, you may have the proceeds of the redemption request sent by check to your address of record, by wire to a pre-determined bank, or by electronic funds transfer via the ACH network to the bank account designated by you on your fund account application. When proceeds are sent via the ACH network, the funds are usually available in your bank account in 2-3 business days.

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Appendix C-5

Check Clearance. The proceeds from a redemption request may be delayed up to 15 calendar days from the date of the receipt of a purchase check until the check clears. If the check does not clear, you will be responsible for any losses suffered by the Fund as well as a $25 service charge imposed by the Transfer Agent. This delay can be avoided by purchasing shares by wire.

Suspension of Redemptions. We may temporarily suspend the right of redemption or postpone payments under certain emergency circumstances or when the SEC orders a suspension.

Signature Guarantees. The Transfer Agent may require a signature guarantee for certain redemption requests. A signature guarantee assures that your signature is genuine and protects you from unauthorized account redemptions. A signature guarantee, from either a Medallion program member or a non-Medallion program member, is required to redeem shares in the following situations:

•	For all redemption requests in excess of $100,000;

•	If a change of address request has been received by the Transfer Agent within the last 30 calendar days;

•	When requesting a change in ownership on your account; and

•	When redemption proceeds are payable or sent to any person, address or bank account not on record.

In addition to the situations described above, the Fund and/or the Transfer Agent may require a signature guarantee in other instances based on the circumstances relative to the particular situation. Non-financial transactions including establishing or modifying certain services on an account may require a signature guarantee, signature verification from a Signature Validation Program member, or other acceptable form of authentication from a financial institution source. Signature guarantees will generally be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program and the Securities Transfer Agents Medallion Program (“STAMP”). A notary public is not an acceptable signature guarantor.

Customer Identification Program. Please note that, in compliance with the USA PATRIOT Act of 2001, the Transfer Agent will verify certain information on your account application as part of the Fund’s Anti-Money Laundering Program. As requested on the Account Application, you should supply your full name, date of birth, social security number and permanent street address. Mailing addresses containing only a P.O. Box will not be accepted. If you do not supply the necessary information, the Transfer Agent may not be able to open your account. Please contact the Transfer Agent at (855) 751-4324 if you need additional assistance when completing your application. If the Transfer Agent is unable to verify your identity or that of another person authorized to act on your behalf, or if it believes it has identified potentially criminal activity, the Fund reserves the right to temporarily limit additional share purchases, close your account or take any other action they deem reasonable or required by law.

No Certificates. The Fund does not issue share certificates.

Right to Reject Purchases. The Fund reserves the right to restrict, reject, or cancel within one business day, without any prior notice, any purchase order, including transactions that, in the judgment of Angel Oak, represent excessive trading, may be disruptive to the management of the Fund’s portfolio, may increase the Fund’s transaction costs, administrative costs or taxes, and those that may otherwise be detrimental to the interests of the Fund and its shareholders. The purpose of such action is to limit increased Fund expenses incurred when certain investors buy and sell shares of the Fund for the short-term when the markets are highly volatile. The Fund’s right to cancel or revoke such purchase orders would be limited to within one business day following receipt by the Fund of such purchase orders.

Redemption In-Kind. The Fund generally pays redemption proceeds in cash. However, the Fund reserves the right to pay redemption proceeds to you by a distribution of liquid securities from the Fund’s portfolio (a “redemption in-kind”). It is not expected that the Fund would do so except during unusual market conditions. If the Fund pays your redemption proceeds by a distribution of liquid securities, you could incur brokerage or other charges in subsequently converting the securities to cash and will bear any market risks associated with such securities until they are converted into cash. A redemption in-kind is treated as a taxable transaction and a sale of the redeemed shares, generally resulting in capital gain or loss to you, subject to certain loss limitation rules.

Small Accounts. To reduce our expenses, if the value of your account falls below $1,000, the Fund may ask you to increase your balance. If after 30 days, the account value is still below $1,000, the Fund may close your account and send you the proceeds. The Fund will not close your account if it falls below these amounts solely as a result of a reduction in your account’s market value.

Householding. In an effort to decrease costs, the Fund will reduce the number of duplicate Prospectuses and annual and semi-annual reports that you receive by sending only one copy of each to those addresses shown by two or more accounts. Please call the Transfer Agent toll free at (855) 751-4324 to request individual copies of these documents. The Fund will begin sending individual copies 30 days after receiving your request. This policy does not apply to account statements.

Confirmations. If you purchase shares directly from the Fund, you will receive monthly statements detailing Fund balances and all transactions completed during the prior month and a confirmation of each transaction. Automatic reinvestments of distributions and systematic investments/withdrawals may be confirmed only by monthly statement. You should verify the accuracy of all transactions in your account as soon as you receive your confirmations and monthly statements.

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Appendix C-6

Policy on Prohibition of Foreign Shareholders. Shares of the Fund have not been registered for sale outside of the United States. Accordingly, the Fund generally requires that all shareholders must be U.S. persons with a valid U.S. taxpayer identification number to open an account with the Fund. The Fund generally does not sell shares to investors residing outside the United States, even if they are United States citizens or lawful permanent residents, except to investors with United States military APO or FPO addresses or other investors meeting eligibility requirements as determined by Angel Oak. The Fund reserves the right to close the account within 5 business days if clarifying information or documentation is not received.

Canceled or Failed Payments. The Fund accepts checks and ACH transfers at full value subject to collection. If the Fund does not receive your payment for shares or you pay with a check or ACH transfer that does not clear, your purchase will be canceled within 2 business days of bank notification. You will be responsible for any actual losses or expenses incurred by the Fund or the Transfer Agent as a result of the cancellation, and the Fund may redeem shares you own in the account (or another identically registered account that you maintain with the Transfer Agent) as reimbursement. The Fund and its agents have the right to reject or cancel any purchase or exchange (purchase side only) due to nonpayment.

Lost Accounts. The Transfer Agent may consider your account “lost” if correspondence to your address of record is returned as undeliverable on two consecutive occasions, unless the Transfer Agent receives your new address. When an account is “lost,” all distributions on the account will be reinvested in additional Fund shares. In addition, the amount of any outstanding cash distribution checks (unpaid for six months or more) or checks that have been returned to the Transfer Agent will be reinvested at the then-current NAV and the checks will be canceled. However, checks will not be reinvested into accounts with a zero balance.

Unclaimed Property. Your mutual fund account may be transferred to your state of residence if no activity occurs within your account during the “inactivity period” specified in your state’s abandoned property laws.

Other. To the extent authorized by law, the Fund reserves the right to discontinue offering shares at any time, to merge or reorganize itself or a class of shares, or to cease operations and liquidate at any time. A liquidation may have adverse tax consequences to shareholders. If the Fund were to liquidate, shareholders will receive a liquidating distribution in cash or in-kind equal to their proportionate interest in the Fund. A liquidating distribution would generally be a taxable event to shareholders, resulting in a gain or loss for tax purposes, depending upon a shareholder’s basis in his or her shares of the Fund. A shareholder would not be entitled to any refund or reimbursement of expenses borne, directly or indirectly, by the shareholder (such as sales loads, account fees, or fund expenses), and a shareholder may receive an amount in liquidation less than their original investment.

DISTRIBUTION PLAN

The Fund has adopted a plan under Rule 12b-1 of the 1940 Act with respect to Class A shares (the “Plan”).

The Plan provides that the Fund will pay the Distributor and/or any registered securities dealer, financial institution or any other person (the “Recipient”) a shareholder servicing fee of 0.25% of the average daily net assets of the Class A shares of the Fund in connection with the promotion and distribution of such class’ shares or the provision of personal services to such class’ shareholders, including, but not necessarily limited to, advertising, compensation to underwriters, dealers and selling personnel, the printing and mailing of prospectuses to other than current Fund shareholders, the printing and mailing of sales literature and servicing such class’ shareholder accounts (“12b-1 Expenses”).  The Fund or Angel Oak may pay all or a portion of these fees to any Recipient who renders assistance in distributing or promoting the sale of such class’ shares, or who provides certain shareholder services, pursuant to a written agreement

Over time, 12b-1 fees will increase the cost of your investment and may cost you more than paying other types of sales charges because these fees are paid out of the Fund’s assets on an on-going basis.

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Appendix C-7

SALES CHARGES – CLASS A SHARES

Class A Shares of the Fund are purchased at the public offering price. The public offering price is the next determined NAV per share plus a sales charge as shown in the table below. Certain persons may be entitled to purchase Class A shares of the Fund without paying a sales commission. See “Purchases Without a Sales Charge.” The table below also shows the portion of the sales charge that may be re-allowed to the broker-dealer or financial intermediary through whom you purchased your Class A shares.

	Sales Charge as a % of:
Amount of Investment	Public Offering Price	Net Amount Invested	Dealer Reallowance As % of Public Offering Price
Less than $100,000	2.25%	2.30%	2.00%
$100,000 to $249,999	1.75%	1.78%	1.60%
$250,000 to $499,999	1.25%	1.27%	1.15%
$500,000 to $999,999	1.00%	1.01%	0.90%
$1,000,000 or more	None*	None*	None*
* A maximum CDSC of 1.00% will be imposed on redemptions of these shares (exclusive of shares purchased with reinvested dividends and/or distributions) within the first 18 months after the initial sale. Angel Oak intends to pay a commission to financial advisors who place an order for a single purchaser based on the rates set forth in the section below entitled “Contingent Deferred Sales Charge and Dealer Reallowance.”

Right of Accumulation – Class A Shares. Any “purchaser” (as defined below) may buy Class A shares of the Fund at a reduced sales charge by aggregating the dollar amount of the new purchase and the total NAV of all Class A and Class C shares of the Fund then held by the purchaser and applying the sales charge applicable to such aggregate. To obtain such discount, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the reduced sales charge. The right of accumulation is subject to modification or discontinuance at any time with respect to all shares purchased thereafter.

For purposes of determining the applicable sales charge discount, a “purchaser” includes an individual, his spouse and their children under the age of 21, purchasing Class A shares for his or their own account; or a trustee or other fiduciary purchasing Class A shares for a single fiduciary account although more than one beneficiary may be involved; or employees of a common employer, provided that economies of scale are realized through remittances from a single source and quarterly confirmation of such purchases; or an organized group, provided that the purchases are made through a central administrator, or a single dealer, or by other means which result in economy of sales effort or expense.

Letter of Intent – Class A Shares. A Letter of Intent (the “LOI”) provides an opportunity for an investor to obtain a reduced sales charge by aggregating investments over a 13-month period, provided that the investor refers to such LOI when placing orders. For purposes of an LOI, the “Amount of Investment” as referred to in the preceding sales charge table includes all purchases of Class A shares of the Fund over the 13-month period based on the total amount of intended purchases plus the value of all shares previously purchased and still owned. An alternative is to compute the 13-month period starting up to 90 days before the date of execution of an LOI. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. The LOI imposes no obligation to purchase or sell additional shares and provides for a price adjustment depending upon the actual amount purchased within such period. The LOI provides that the first purchase following execution of the LOI must be at least 5% of the amount of the intended overall purchase, and that 5% of the amount of the intended purchase normally will be held in escrow in the form of shares pending completion of the intended purchase. If the total investments under the LOI are less than the intended amount and thereby qualify for a higher sales charge than actually paid, the appropriate number of escrowed shares is redeemed and the proceeds are used towards satisfaction of the obligation to pay the increased sales charge. If a redemption order is received for an account prior to the satisfaction of the LOI, any shares not held in escrow will be redeemed first. Shares held in escrow will then be redeemed and a portion of the proceeds will be used to satisfy the obligation to pay the higher sales charge. Please contact the Fund’s transfer agent to obtain an LOI application at (877) 625-3042.

Shareholder’s Responsibility With Respect to Breakpoint Discounts. To obtain any of the Class A sales charge discounts set forth above, you must inform your financial adviser of the existence of any eligible amounts under any Rights of Accumulation or LOI, in accounts held by family members at the time of purchase. You must inform your financial adviser of all shares of the Fund held (i) in your account(s) at the financial adviser, (ii) in your account(s) by another financial intermediary, and (iii) in any other accounts held at any financial intermediary belonging to family members. IF YOU FAIL TO INFORM YOUR FINANCIAL ADVISER OR THE FUND OF ALL ELIGIBLE HOLDINGS OR PLANNED PURCHASES, YOU MAY NOT RECEIVE A SALES CHARGE DISCOUNT TO WHICH YOU WOULD OTHERWISE BE ENTITLED. The Fund will require the names and account numbers of all accounts claimed in connection with a request for a sales charge discount. You may also be required to provide verification of holdings (such as account statements and/or copies of documents that reflect the original purchase cost of your holdings) that qualify you for a sales charge reduction. As such, it is very important that you retain all records that may be needed to substantiate an original purchase price of your holdings, as the Fund, its transfer agent, and financial intermediaries may not maintain this information.

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Appendix C-8

Purchases Without a Sales Charge – Class A Shares. Class A shares of the Fund may be purchased at NAV under the following circumstances, provided that you notify the Fund in advance that the trade qualifies for this privilege. The Fund reserves the right to modify or terminate these arrangements at any time.

•
Purchases by: (i) current and former officers, Trustees/Directors, and employees of the Fund, Angel Oak, or any of Angel Oak’s current affiliates and those that may in the future be created; (ii) legal counsel to the Fund; and (iii) registered representatives and employees of broker/dealers who have entered into dealer’s agreements with the Distributor. At the direction of such persons, their family members (regardless of age), and any employee benefit plan established by any of the foregoing entities, counsel, or broker/dealers may also purchase shares at NAV.

•	Purchases by bank employees who provide services in connection with agreements between the bank and unaffiliated brokers or dealers concerning sales of shares of the Fund.

•
Purchases for the benefit of the clients of brokers, dealers, and registered investment advisers if such brokers, dealers, or investment advisers have entered into an agreement with the Distributor providing specifically for the purchase of Class A shares in connection with special investment products, such as wrap accounts or similar fee-based programs. Investors may be charged a fee when effecting transactions in Class A shares through a broker or agent that offers these special investment products.

•	Purchases by financial institutions, acting as a fiduciary, investing for the accounts of their trust customers if they are not eligible to purchase shares of the Fund’s Institutional Class.

•
Purchases by Retirement Plans (as defined below) that are maintained on retirement platforms sponsored by financial intermediary firms, provided the financial intermediary firms have entered into a Class A NAV agreement with respect to such retirement platforms.

•	Investments made by plan level and/or participant retirement accounts that are for the purpose of repaying a loan taken from such accounts.

•
Waiver of Class A sales charge for financial intermediaries who have entered into an agreement with the Distributor to offer shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to its customers.

•
Purchases by certain participants in defined contribution plans and members of their households whose plan assets will be rolled over into IRA accounts (IRA Program) where the financial intermediary has entered into an agreement specifically relating to such IRA Program with the Distributor.

•	Purchases resulting from the reinvestment of a distribution.

•	Purchases through eligible Retirement Plans.

•
Purchases of Class A shares of the Angel Oak High Yield Opportunities Fund by shareholders who held Original Shares of the Predecessor High Yield Fund as of April 22, 2016 and who have continuously held Class A shares of the Angel Oak High Yield Opportunities Fund since such date.

Retirement Plans
“Retirement Plans” include 401(k) plans, 457 plans, employer-sponsored 403(b) plans, rabbi trusts, profit-sharing plans, non-qualified deferred compensation plans and other similar employer-sponsored retirement plans. Retirement Plans do not include individual retirement vehicles, such as traditional and Roth individual retirement accounts, Coverdell education savings accounts, individual 403(b)(7) custodial accounts, Keogh plans, SEPs, SARSEPs, SIMPLE IRAs or similar accounts.

Contingent Deferred Sales Charge and Dealer Reallowance – Class A Shares. There is no initial sales charge on purchases of Class A shares of $1 million or more, however, a CDSC of up to 1.00% may be imposed if such Class A shares are redeemed within eighteen (18) months of their purchase, based on the lower of the shares’ cost or current net asset value. Such CDSC will be equal to 1.00% of the purchased amount under $3 million, 0.50% of the next $47 million and 0.25% thereafter. Any Class A shares acquired by reinvestment of distributions will be redeemed without a CDSC.

In determining whether a CDSC is payable, the Fund will first redeem Class A shares not subject to any charge. The Fund’s distributor receives the entire amount of any CDSC you pay. No CDSC is applied in the following instances:

•	The redemption is due to the death or post-purchase disability of a shareholder or settlor of a living trust account.

•
Redemptions from retirement plans qualified under Section 401 of the Code. The CDSC will be waived for benefit payments made directly to plan participants. Benefit payments will include, but are not limited to, payments resulting from death, disability, retirement, separation from service, required minimum distributions (as described under Section 401(a)(9) of the Code), in-service distributions, hardships, loans, and qualified domestic relations orders. The CDSC waiver will not apply in the event of termination of the plan or transfer of the plan to another financial intermediary.

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Appendix C-9

•	The redemption is for a mandatory withdrawal from a traditional IRA account after age 70 1/2.

•	In the case of a divorce, where there exists a court decree that requires redemption of the shares.

•	When shares are involuntarily redeemed due to low balance or other reasons.

•	When shares are redeemed in accordance with the Fund’s SWP.

•	In other circumstances under Angel Oak’s discretion.

•	The redemption relates to shares for which no commission was paid to the dealer of record (as described below).

Documentation may be required prior to the waiver of the CDSC, including death certificates, physicians’ certificates, etc., in applicable instances.

The dealer of record may receive commissions on Class A sales of $1 million or more based on an investor’s cumulative purchases. Such commissions are paid at the rate of 1.00% of the amount under $3 million, 0.50% of the next $47 million and 0.25% thereafter.

Under certain circumstances, the Fund’s distributor may change the reallowance to dealers and may also compensate dealers out of its own assets. Dealers engaged in the sale of shares of the Fund may be deemed to be underwriters under the Securities Act of 1933. The Fund’s distributor retains the entire sales charge on all direct initial investments in the Fund and on all investments in accounts with no designated dealer of record and any portion of a sales charge that is not re-allowed to a broker-dealer or financial intermediary.

DETERMINATION OF NET ASSET VALUE

The price you pay for your shares is based on the Fund’s NAV. The Fund’s NAV is calculated at the close of trading (normally 4:00 p.m. Eastern time) on each day the New York Stock Exchange (“NYSE”) is open for business (the NYSE is closed on weekends, most federal holidays and Good Friday). The Fund’s NAV is calculated by dividing the value of the Fund’s total assets (including interest and dividends accrued but not yet received) minus liabilities (including accrued expenses) by the total number of shares outstanding. Requests to purchase and sell shares are processed at the NAV next calculated after the Fund receives your order in proper form. If the NYSE is closed due to inclement weather, technology problems or any other reason on a day it would normally be open for business, or the NYSE has an unscheduled early closing on a day it has opened for business, the Fund reserves the right to treat such day as a business day and accept purchase and redemption orders until, and calculate the Fund’s NAV as of, the normally scheduled close of regular trading on the NYSE for that day, so long as Fund management believes there remains an adequate market to meet purchase and redemption orders for that day.

In the event the Fund holds portfolio securities that trade in foreign markets or that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares, the NAV of the Fund’s shares may change on days when shareholders will not be able to purchase or redeem the Fund’s shares.

The Fund’s assets generally are valued at their market value. If market prices are not readily available (including when they are not reliable), or if an event occurs after the close of the trading market but before the calculation of the applicable NAV that materially affects the values, assets may be valued at a fair value, pursuant to guidelines established by the Board of Trustees. For example, the Fund may be obligated to fair value a foreign security because many foreign markets operate at times that do not coincide with those of the major U.S. markets. Events that could affect the values of foreign portfolio holdings may occur between the close of the foreign market and the time of determining the NAV, and would not otherwise be reflected in the NAV. When pricing securities using the fair value guidelines established by the Board of Trustees, the Fund (with the assistance of its service providers) seeks to assign the value that represents the amount that the Fund might reasonably expect to receive upon a current sale of the securities. In this regard, Angel Oak, pursuant to the terms of the investment advisory agreement with the Fund, has agreed to provide the Fund’s pricing information that Angel Oak reasonably believes may assist in the determination of fair value consistent with requirements under the 1940 Act and the Fund’s valuation procedures. The Fund’s fair value guidelines include the consideration of pricing information from one or more third-party pricing sources, which information is monitored by Angel Oak daily.

Notwithstanding the foregoing, given the subjectivity inherent in fair valuation and the fact that events could occur after NAV calculation, the actual market prices for a security may differ from the fair value of that security as determined by the Fund at the time of NAV calculation. Thus, discrepancies between fair values and actual market prices may occur on a regular and recurring basis. These discrepancies do not necessarily indicate that the Fund’s fair value methodology is inappropriate. The Fund will adjust the fair values assigned to securities in the Fund’s portfolio, to the extent necessary, as soon as market prices become available. The Fund (and its service providers) continually monitor and evaluate the appropriateness of their fair value methodologies through systematic comparisons of fair values to the actual next available market prices of securities contained in the Fund’s portfolios. To the extent the Fund invests in other mutual funds, the Fund’s NAV is calculated based, in part, upon the NAVs of such mutual funds; the prospectuses for those mutual funds in which the Fund will invest describe the circumstances under which those mutual funds will use fair value pricing, which, in turn, affects their NAVs.

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Appendix C-10

Because the Fund relies on various sources to calculate its NAV, the Fund is subject to certain operational risks associated with reliance on third party service providers and data sources. The Fund’s NAV calculation may be impacted by operational risks arising from factors such as failures in systems and technology. Such failures may result in delays in the calculation of the Fund’s NAV and/or the inability to calculate NAV over extended time periods. The Fund may be unable to recover any losses associated with such failures.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and Distributions. The Fund typically distributes to its shareholders as dividends all or substantially all of its net investment income and any realized net capital gains. These distributions are automatically reinvested in the Fund unless you request cash distributions on your application or through a written request to the Fund. The Fund expects that its distributions will consist primarily of income and net realized capital gains. The Fund declares and pays dividends monthly. Net investment income distributed by the Fund generally will consist of interest income, if any, and dividends received on investments, less expenses. The dividends you receive, whether or not reinvested, will be taxed as ordinary income except as described below.

Unless you indicate another option on your account application, any dividends and capital gain distributions paid to you by the Fund automatically will be invested in additional shares of the Fund. Alternatively, you may elect to have: (1) dividends paid to you in cash and the amount of any capital gain distributions reinvested; or (2) the full amount of any dividends and capital gain distributions paid to you in cash. The Fund will send dividends and capital gain distributions elected to be received as cash to the address of record or bank of record on the applicable account. Your distribution option will automatically be converted to having all dividends and other distributions reinvested in additional shares if any of the following occur:

•	Postal or other delivery service is unable to deliver checks to the address of record;

•	Dividend and capital gain distribution checks are not cashed within 180 days; or

•	Bank account of record is no longer valid.

Dividend and capital gain distribution checks issued by the Fund that are not cashed within 180 days will be reinvested in the Fund at the current day’s NAV. When reinvested, those amounts are subject to risk of loss like any other investment in the Fund.

Selling shares (including redemptions) and receiving distributions (whether reinvested or taken in cash) usually are taxable events to Fund shareholders. These transactions typically create the following tax liabilities for taxable accounts:

Summary of Certain Federal Income Tax Consequences. The Fund intends to elect and continue to qualify to be taxed as a RIC under Subchapter M of the Code. As a RIC, the Fund generally will not be subject to federal income tax if it distributes its income as required by the tax law and satisfies certain other requirements that are described in the SAI.

The Fund generally intends to operate in a manner such that it will not be liable for federal income or excise taxes.

You will generally be taxed on the Fund’s taxable distributions, regardless of whether you reinvest them or receive them in cash. The Fund’s taxable distributions of net investment income (including short-term capital gains) are taxable to you as ordinary income. The Fund’s distributions of long-term capital gains, if any, are taxable to you as long-term capital gains, regardless of how long you have held your shares. Distributions may also be subject to certain state and local taxes. Some Fund distributions may also include nontaxable returns of capital. Return of capital distributions reduce your tax basis in your Fund shares and are treated as gain from the sale of the shares to the extent your basis would be reduced below zero.

The maximum tax rate for individual taxpayers applicable to long-term capital gains and income from certain qualifying dividends on certain corporate stock is generally either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. A shareholder will also have to satisfy a more than 60-day holding period for the Fund shares with respect to any distributions of qualifying dividends to obtain the benefit of the lower tax rates. These rate reductions do not apply to corporate taxpayers.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

Distributions of capital gain and distributions of net investment income reduce the NAV of the Fund’s shares by the amount of the distribution. If you purchase shares prior to these distributions, you are taxed on the distributions even though the distributions represent a return of your investment.

The sale of Fund shares or exchange of Fund shares for shares of another Fund are taxable transactions for Federal income tax purposes. You will recognize a gain or loss on such transactions equal to the difference, if any, between the amount of your net sales proceeds and your tax basis in the Fund shares. Such gain or loss will be capital gain or loss if you held your Fund shares as capital assets. Any capital gain or loss will generally be treated as long-term capital gain or loss if you held the Fund shares for more than one year at the time of the sale or exchange, and otherwise as short-term capital gain.

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Appendix C-11

The Fund may be required to withhold federal income tax at the federal backup withholding rate (currently, 28%) on all taxable distributions and redemption proceeds otherwise payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the Internal Revenue Service (“IRS”) that you are subject to backup withholding. Backup withholding is not an additional tax. Rather, any amounts withheld may be credited against your federal income tax liability, so long as you provide the required information or certification. Investment income received by the Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source.

After December 31 of each year, the Fund will mail you reports containing information about the income tax classification of distributions paid during the year.

Shareholders other than U.S. persons may be subject to a different U.S. federal income tax treatment, including withholding tax at the rate of 30% on amounts treated as ordinary dividends from the Fund, as discussed in more detail in the SAI.

For further information about the tax effects of investing in the Fund, including state and local tax matters, please see the SAI and consult your tax advisor.

Federal law requires that mutual fund companies report their shareholders’ cost basis, gain/loss, and holding period to the IRS on the Fund’s shareholders’ Form 1099-B. The Fund has chosen “average cost” as the standing (default) tax lot identification method for all shareholders. A tax lot identification method is the way the Fund will determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing NAVs, and the entire position is not sold at one time. The Fund’s standing tax lot identification method is the method covered shares will be reported on your Form 1099-B if you do not select a specific tax lot identification method. You may choose a method different than the Fund’s standing method and will be able to do so at the time of your purchase or upon the sale of covered shares. Please refer to the appropriate IRS regulations or consult your tax advisor with regard to your personal circumstances.

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Appendix C-12

Appendix D

ADDITIONAL INFORMATION ABOUT THE RAINIER FUND
(for this Appendix, the “Fund”)

Performance

The following performance information provides some indication of the risks of investing in the Fund.  The bar chart below illustrates how the Fund’s total returns have varied from year to year.  The table below illustrates how the Fund’s average annual total returns for the 1-year, 5-year and since inception periods compare with two domestic high yield market indexes.  The Fund’s performance before and after taxes is not necessarily an indication of how the Fund will perform in the future. Updated performance is available on the Fund’s website at www.rainierfunds.com.

RAINIER HIGH YIELD FUND--INSTITUTIONAL SHARES
CALENDAR-YEAR TOTAL RETURNS (%)

During the periods shown in the chart, the highest quarterly return was 6.82% (for the quarter ended September 30, 2010) and the lowest quarterly return was –3.89% (for the quarter ended September 30, 2011).

Average Annual Total Returns
For the period ended December 31, 2015	1 Year	5 Years	Since Inception (3/31/09)
Institutional Shares
– Return Before Taxes	-1.17%	5.13%	9.28%
– Return After Taxes on Distributions1	[ ]%	[ ]%	[ ]%
– Return After Taxes on Distributions and Sale of Fund Shares1	[ ]%	[ ]%	[ ]%
Original Shares
– Return Before Taxes	-1.46%	2.01%	9.02%
BofA Merrill Lynch U.S. High Yield Index (reflects no deduction for fees, expenses, and taxes)	-4.64%	4.84%	12.30%
BofA Merrill Lynch U.S. High Yield BB-B Rated Index (reflects no deduction for fees, expenses, and taxes)	-2.86%	5.26%	11.07%
NOTE: Institutional Shares commenced operations on March 31, 2009.  Original Shares commenced operations on July 31, 2012. Performance of Original Shares for the period prior to the commencement of operations is based on the performance of the Institutional Shares adjusted for the 12b-1 fee of the Original Shares.

1   After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In certain cases, the figure representing “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period, since a higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Institutional Shares only, and after-tax returns for Original Shares will vary.

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Appendix D-1

Appendix E

OWNERSHIP OF THE SECURITIES OF THE RAINIER FUND

Federal securities laws require that we include information about the shareholders who own 5% or more of the outstanding voting shares of the Rainier Fund. Any person who owns of record or beneficially 5% or more of the outstanding shares of the Rainier Fund is deemed to be an “affiliated person” of the Rainier Fund. A control person is a person who owns beneficially or through controlled companies more than 25% of the outstanding voting securities of the Rainier Fund.  A controlling shareholder of the Rainier Fund may be able to control the outcome of any proposal submitted to shareholders for approval, including changes to the Rainier Fund’s fundamental policies or the terms of the management agreement with its investment adviser.

As of the Record Date, the following persons owned of record or beneficially 5% or more of the outstanding shares of the Rainier Fund. Each person noted below with respect to the Rainier Fund will own the same percentage of outstanding shares of the Acquiring Fund after the closing of the Reorganization.

Name	Number of Shares	% Ownership	Parent Company	Jurisdiction	Type of Ownership
[ ]	[ ]	[ ]%	[ ]	[ ]	[ ]
[ ]	[ ]	[ ]%	[ ]	[ ]	[ ]
[ ]	[ ]	[ ]%	[ ]	[ ]	[ ]

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Appendix E-1

Appendix F

ADDITIONAL INFORMATION REGARDING THE MANAGER-OF-MANAGERS EXEMPTIVE ORDER

Angel Oak and the registered funds that it manages, including the Acquiring Fund, have obtained an exemptive order (the “Order”) from the SEC permitting Angel Oak, on behalf of the Acquiring Fund and subject to the approval of the Angel Oak Trust Board, including a majority of the Angel Oak Trust Board members who are not “interested persons” (as the term is defined in the 1940 Act) of the Angel Oak Trust, to hire or replace unaffiliated sub-advisers and to modify any existing or future sub-advisory agreement with an unaffiliated sub-adviser without shareholder approval (though the Acquired Fund currently has no plans to retain a sub-adviser).  Prior to the Reorganization, the initial sole shareholder of the Acquiring Fund will have approved this manager-of-managers arrangement.

Use of the Order provides Angel Oak and the Angel Oak Trust Board with increased flexibility to recommend, supervise, evaluate, and change sub-advisers without incurring the significant delay and expense associated with obtaining prior shareholder approval.  This permits the Acquiring Fund to operate more efficiently and cost-effectively. Without the Order, Angel Oak Trust would be required to call and hold a shareholder meeting for the Acquiring Fund before it appoints a new sub-adviser or materially amends a sub-advisory agreement.  Each time a shareholder meeting is called, Angel Oak Trust would be required to create and distribute proxy materials and solicit proxy votes from the Acquiring Fund’s shareholders.  This process is time-consuming and costly and such costs would generally be borne by the Acquiring Fund, thereby reducing shareholders’ investment returns.

The Order grants Angel Oak Trust and Angel Oak an exemption from the provisions of Section 15(a) of the 1940 Act and Rule 18f-2 thereunder to the extent necessary to permit Angel Oak and the Angel Oak Trust, on behalf of the Acquiring Fund, and without the approval of shareholders, to: (a) engage new or additional unaffiliated sub-advisers; (b) enter into and modify existing sub-advisory agreements with unaffiliated sub-advisers; or (c) replace sub-advisers with unaffiliated sub-advisers.

The Order contains certain conditions that require: (i) the Angel Oak Trust to make certain disclosures in the prospectus regarding the existence, substance, and effect of the order; (ii) the Angel Oak Trust to provide an information statement to shareholders containing details about a sub-adviser, the sub-advisory agreement, and certain aggregate sub-advisory fee information within 90 days of hiring a new sub-adviser; (iii) the Angel Oak Trust Board to determine that any change in sub-adviser is in the best interests of the Acquiring Fund; (iv) no Board Member or officer of the Acquiring Fund to own any interest in a sub-adviser, subject to certain exceptions; (v) Angel Oak not to enter into a sub-advisory agreement with any affiliated sub-adviser without shareholder approval; (vi) before a fund may rely on the Order, the operation of that fund pursuant to the Order must be approved by a majority of the fund’s outstanding voting securities, or, in the case of a newly-created fund, the initial shareholder(s) of the fund; and (vii) at all times, a majority of Angel Oak Trust Board will not be “interested persons” of Angel Oak Trust within the meaning of the 1940 Act and the nomination of new or additional Trustees that are not “interested persons” will be at the discretion of the then existing Trustees that are not “interested persons.”

The Order also provides relief from certain regulatory requirements to permit the disclosure by the Acquiring Fund of aggregated, as opposed to individual, information about the fees paid to certain sub-advisers.  Another condition of note in the Order is that shareholder approval is still required to approve any sub-advisory agreement with a sub-adviser that is an “affiliated person,” as that term is defined in Section 2(a)(3) of the 1940 Act, of the Acquiring Fund or of Angel Oak.  However, the Acquiring Fund and Angel Oak may seek SEC exemptive relief from this requirement in the future (or rely on relief obtained by an affiliate or on any further SEC rule adopted in the future), which would permit Angel Oak and the Acquiring Fund to enter into or to materially amend, sub-advisory agreements with affiliated sub-advisers without obtaining shareholder approval.

Angel Oak does not currently utilize any sub-advisers for its registered funds.  However, Angel Oak is currently responsible for recommending to the Angel Oak Trust Board whether a sub-advisory agreement should be entered into or terminated.  In determining whether to recommend to the Angel Oak Trust Board the termination of a sub-advisory agreement, Angel Oak would consider several factors, including the sub-adviser’s performance record while managing a particular fund.  When a shareholder invests in the Acquiring Fund, he or she effectively hires Angel Oak to manage the assets of the Acquiring Fund, either directly or via one or more sub-advisers under Angel Oak’s supervision.  Therefore, the Angel Oak Trust Board believes that shareholders already expect that Angel Oak and the Angel Oak Trust Board will take responsibility for overseeing any sub-advisers engaged for the Acquiring Fund and for recommending whether a particular sub-adviser should be hired, terminated, or replaced.

The Angel Oak Trust Board oversees the selection and engagement of sub-advisers.  Further, the Angel Oak Trust Board will evaluate and consider for approval all new sub-advisory agreements and all amendments to existing agreements.  Finally, under the 1940 Act and the terms of the individual sub-advisory agreements, the Angel Oak Trust Board is required to review and consider each of the sub-advisory agreements for renewal annually, after the expiration of an initial two-year term.  Prior to entering into, renewing, or amending a sub-advisory agreement, Angel Oak and the relevant sub-adviser have a legal duty to furnish the Angel Oak Trust Board with such information as may reasonably be necessary to evaluate the terms of the agreement.

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Appendix F-1

The Order does not affect the amount of management fees the Acquiring Fund would pay to Angel Oak. When entering into and amending sub-advisory agreements, Angel Oak will negotiate fees paid to the sub-advisers for their services.  The fees paid to Angel Oak by the Acquiring Fund would be considered by the Angel Oak Trust Board in approving and renewing the advisory and sub-advisory agreements.

A copy of the “manager-of-managers” exemptive order is available by calling (855) 751-4324 or by visiting the SEC’s website at www.sec.gov.

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Appendix F-2

PART B

STATEMENT OF ADDITIONAL INFORMATION

March [ ], 2016

for the Reorganization of the

RAINIER HIGH YIELD FUND
(a series of Rainier Investment Management Mutual Funds)
601 Union Street, Suite 2801
Seattle, WA 98101
1-800-248-6314

into the

ANGEL OAK HIGH YIELD OPPORTUNITIES FUND
(a series of Angel Oak Funds Trust)
One Buckhead Plaza
3060 Peachtree Road NW, Suite 500
Atlanta, Georgia 30305
 (404) 953-4900

This Statement of Additional Information dated March [  ], 2016 (the “SAI”) is not a prospectus. A proxy statement/prospectus dated March [  ], 2016 (the “proxy statement/prospectus”) related to the above referenced reorganization may be obtained from Rainier Investment Management Mutual Funds (the “Rainier Trust”), on behalf of its series, the Rainier High Yield Fund (the “Rainier Fund”), by writing or calling the Rainier Trust  at the address and telephone number shown above. This SAI should be read in conjunction with such proxy statement/prospectus.

You should rely only on the information contained in this SAI and the proxy statement/prospectus. The Angel Oak Funds Trust (“Angel Oak Trust”) has not authorized others to provide additional information. This SAI is not an offer to sell securities in any state or jurisdiction where the offering cannot legally be made.

Table of Contents - Statement of Additional Information

Incorporation by Reference

The following documents are incorporated by reference into this SAI:

•	The Proxy Statement/Prospectus for the Acquiring Fund, dated March [ ], 2016 is filed herewith.

•
The Prospectus and Statement of Additional Information for the Rainier Fund, dated July 31, 2015, is incorporated by reference to Post-Effective Amendment No. 53 to the Rainier Trust’s Registration Statement on Form N-1A (File Nos. 033-73792 and 811-08270), filed with the SEC on July 29, 2015 (Accession No. 0001193125-15-268219).

•
The audited financial statements of the Rainier Fund dated March 31, 2015 are incorporated by reference to the Annual Report of the Rainier Fund for the fiscal year ended March 31, 2015, filed on Form N-CSR (File No. 811-08270) with the SEC on June 4, 2015 (Accession No. 0001193125-15-213183).

•
The unaudited financial statements of the Rainier Fund dated September 30, 2015 are incorporated by reference to the Semi-Annual Report of the Rainier Fund for the fiscal period ended September 30, 2015, filed on Form N-CSR (File No. 811-08270) with the SEC on December 1, 2015 (Accession No. 0001193125-15-391881).

PRO FORMA FINANCIAL INFORMATION

The unaudited pro forma information provided herein should be read in conjunction with the annual report to shareholders, for the year ended March 31, 2015, for the Rainier Fund.

The Board of Trustees of the Rainier Fund and the Board of Trustees of the Acquiring Fund approved a plan of reorganization (the “Reorganization”) on January 12, 2016 and January 13, 2016, respectively, whereby the Rainier Fund will transfer all of its assets and liabilities to the Acquiring Fund in exchange for shares of the Acquiring Fund. Shareholders of the Rainier Fund would receive shares equivalent in value to their investments in the Rainier Fund at the time of the Reorganization, and the Rainier Fund then would be dissolved. These events would happen on a single day, which is currently expected to be April 22, 2016.

As of March 31, 2015, the net assets of the Rainier Fund and Acquiring Fund were $54,833,630. The Acquiring Fund did not have any assets as of such date.

Each class of shares of the Acquiring Fund has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the Board of Trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

The unaudited pro forma information set forth below for the twelve months ending March 31, 2015, is intended to present financial information as if the acquisition of the Rainier Fund by the Acquiring Fund had been consummated at March 31, 2015, the Rainier Fund’s fiscal year end and date of the most recently issued audited financial statements of the Rainier Fund. The pro forma information has been derived from the books and records of the Rainier Fund utilized in calculating daily net asset values for the Rainier Fund and conforms to generally accepted accounting principles for U.S. mutual funds. Angel Oak Capital Advisors, LLC, not the Rainier Fund or Acquiring Fund, will bear the expenses incurred in the Reorganization, including the preparation and mailing costs of the Rainier Fund, and audit and legal fees of both the Rainier Fund and Acquiring Fund, but not including brokerage and other transaction costs, which are not expected to be significant.

On a pro forma basis for the twelve months ended March 31, 2015, the proposed Reorganization would not have resulted in any changes to the expenses paid by shareholders.

The actual expense ratios of the Rainier Fund for the twelve months ended March 31, 2015 were as follows.

	Acquiring Fund	Rainier Fund
Expense Ratio – Institutional Shares	N/A	0.65%
Expense Ratio – Original Shares	N/A	0.90%

The pro forma expense ratios for the Acquiring Fund for the twelve months ended March 31, 2015 would have been the same had the Reorganization already occurred.

The Rainier Fund will be the surviving fund for accounting purposes.

Table of Contents - Statement of Additional Information

No significant accounting policies (including valuation of portfolio securities or compliance with Subchapter M of Subtitle A, Chapter 1, of the Internal Revenue Code of 1986, as amended) will change as a result of the proposed Reorganization.

The Reorganization will be accounted for as a tax-free reorganization of investment companies. In a tax-free reorganization:

1.
No gain or loss is generally recognized by the Rainier Fund upon the transfer of its assets to the Acquiring Fund in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of all of the liabilities of the Rainier Fund, or upon the distribution of the shares of the Acquiring Fund by the Rainier Fund to its shareholders in termination of the Rainier Fund.

2.
No gain or loss is recognized by the Rainier Fund shareholders upon the exchange of their shares of the Rainier Fund solely for shares of the corresponding Acquiring Fund pursuant to the Reorganization.

3.	The historical cost of investment securities generally is carried forward to the Acquiring Fund.

Each Fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at March 31, 2015, the Rainier Fund did not have any capital loss carryforwards available to offset future net capital gains.

The capital loss carryforwards and limitations described above may change significantly between now and the Reorganization closing date, expected to be approximately April 22, 2016. Further, the ability of the Rainier Fund and Acquiring Fund to use these losses (even in the absence of the Reorganizations) depends on factors other than loss limitations, such as the future realization of capital gains or losses.

The Acquiring Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the Rainier Fund’s tax positions taken for all open federal income tax years (tax years ended March 31, 2012 through 2014), and for the fiscal year ended March 31, 2015, and has concluded that no provision for federal income tax is required in the Rainier Fund's financial statements.

Defined terms used in the remainder of this SAI are as defined in the following sections.

THE ANGEL OAK TRUST

Angel Oak Funds Trust (the “Trust”) is a Delaware statutory trust organized on June 20, 2014 and registered with the U.S. Securities and Exchange Commission (the “SEC”) as an open-end management investment company. The Trust’s Declaration of Trust (the “Declaration of Trust”) permits the Trust’s Board of Trustees (the “Board”) to issue an unlimited number of full and fractional shares of beneficial interest, without par value, which may be issued in any number of series. The Board may from time to time issue other series, the assets and liabilities of which will be separate and distinct from any other series.

The Declaration of Trust also provides for indemnification and reimbursement of expenses out of the Angel Oak High Yield Opportunities Fund’s (the “Fund” or “High Yield Fund”) assets for any shareholder held personally liable for obligations of the Fund or the Trust. The Declaration of Trust provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund or the Trust and satisfy any judgment thereon. All such rights are limited to the assets of the Fund. The Declaration of Trust further provides that the Trust may maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust, its shareholders, trustees, officers, employees and agents to cover possible tort and other liabilities. However, the activities of the Trust as an investment company would not likely give rise to liabilities in excess of the Trust’s total assets. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance exists and the Fund is unable to meet its obligations. This SAI relates to the Class A and Institutional Class shares of the Fund, a series of the Trust and which had not commenced operations and had no outstanding shares as of the date of this SAI.

The Fund is a diversified series of the Trust. Please see the Prospectus for a discussion of the principal investment policies and risks of investing in the Fund.

The Fund’s Prospectus and this SAI are a part of the Trust’s Registration Statement filed with the SEC. Copies of the Trust’s complete Registration Statement may be obtained from the SEC upon payment of the prescribed fee or may be accessed free of charge at the SEC’s website at www.sec.gov.

INVESTMENT POLICIES AND RISKS

The following discussion provides additional information about those principal investment strategies and related risks, as well as information about investment strategies (and related risks) that the Fund may utilize, even though they are not considered to be “principal” investment strategies. Accordingly, an investment strategy (and related risk) that is described below, but which is not described in the Prospectus with respect to the Fund, should not be considered to be a principal strategy (or related risk) applicable to the Fund.

Table of Contents - Statement of Additional Information

Corporate Debt Securities. Corporate debt securities are long- and short-term debt obligations issued by companies (such as publicly issued and privately placed bonds, notes and commercial paper). Angel Oak Capital Advisors, LLC (“Angel Oak” or the “Adviser”) considers corporate debt securities to be of investment grade quality if they are rated BBB or higher by Standard & Poor’s (“S&P”), a division of the McGraw Hill Companies, or Baa or higher by Moody's Investors Service, Inc. (“Moody’s”), or if unrated, determined by the Adviser to be of comparable quality. Investment grade debt securities generally have adequate to strong protection of principal and interest payments. In the lower end of this category, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than in higher rated categories.

Mortgage-Backed and Asset-Backed Securities. The Fund may invest in mortgage-backed and asset-backed securities. Mortgage-backed securities are mortgage-related securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, or issued by nongovernment entities. Mortgage-related securities represent ownership in pools of mortgage loans assembled for sale to investors by various government agencies such as the Government National Mortgage Association (GNMA) and government-related organizations such as the Federal National Mortgage Association (FNMA) and the Federal Home Loan Mortgage Corporation (FHLMC), as well as by nongovernment issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, which may fluctuate, is not so secured. These securities differ from conventional bonds in that the principal is paid back to the investor as payments are made on the underlying mortgages in the pool. Accordingly, the Fund receives monthly scheduled payments of principal and interest along with any unscheduled principal prepayments on the underlying mortgages. Because these scheduled and unscheduled principal payments must be reinvested at prevailing interest rates, mortgage-backed securities do not provide an effective means of locking in long-term interest rates for the investor.

In addition, there are a number of important differences among the agencies and instrumentalities of the U.S. government that issue mortgage-related securities and among the securities they issue. Mortgage-related securities issued by GNMA include GNMA Mortgage Pass-Through Certificates (also known as Ginnie Maes) which are guaranteed as to the timely payment of principal and interest. That guarantee is backed by the full faith and credit of the U.S. Treasury. GNMA is a corporation wholly owned by the U.S. government within the Department of Housing and Urban Development. Mortgage-related securities issued by FNMA include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as Fannie Maes) and are guaranteed as to payment of principal and interest by FNMA itself and backed by a line of credit with the U.S. Treasury. FNMA is a government-sponsored entity wholly owned by public stockholders. Mortgage-related securities issued by FHLMC include FHLMC Mortgage Participation Certificates (also known as Freddie Macs) guaranteed as to payment of principal and interest by FHLMC itself and backed by a line of credit with the U.S. Treasury. FHLMC is a government-sponsored entity wholly owned by public stockholders.

In September 2008, the Federal Housing Finance Agency (FHFA) placed FNMA and FHLMC into conservatorship, and FHFA succeeded to all rights, titles, powers and privileges of FNMA and FHLMC. The U.S. Treasury entered into a Senior Preferred Stock Purchase Agreement with each of FNMA and FHLMC pursuant to which the U.S. Treasury will disburse up to an aggregate of $200 billion to each of FNMA and FHLMC to maintain a positive net worth in each enterprise; this agreement contains various covenants that severely limit each enterprise’s operation. The U.S. Treasury also announced the creation of a new secured lending facility that is available to FNMA and FHLMC as a liquidity backstop and announced the creation of a temporary program to purchase mortgage-backed securities issued by FNMA and FHLMC. FHFA has the power to repudiate any contract entered into by FNMA or FHLMC prior to FHFA’s appointment if FHFA determines that performance of the contract is burdensome and the repudiation of the contract promotes the orderly administration of FNMA’s or FHLMC’s affairs. FHFA has indicated that it has no intention to repudiate the guaranty obligations of FNMA or FHLMC. FHFA also has the right to transfer or sell any asset or liability of FNMA or FHLMC without any approval, assignment or consent, although FHFA has stated that is has no present intention to do so. In addition, holders of mortgage-backed securities issued by FNMA and FHLMC may not enforce certain rights related to such securities against FHFA, or the enforcement of such rights may be delayed, during the conservatorship. While the actions of the U.S. Treasury are intended to support the operations of FNMA and FHLMC, there is no guarantee that such actions will be successful. Furthermore, the U.S. Congress has recently considered proposals to wind down or restructure the operations of both FNMA and FHLMC. The passage of any such proposal has the potential to impact the value of securities issued by FNMA or FHLMC, which could adversely affect the Fund.

Asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales contracts or installment loan contracts, leases of various types of real and personal property, and receivables from credit card agreements and from sales of personal property. Regular payments received on asset-backed securities include both interest and principal. Asset-backed securities typically have no U.S. government backing. Additionally, the ability of an issuer of asset-backed securities to enforce its security interest in the underlying assets may be limited.

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If the Fund purchases a mortgage-backed or other asset-backed security at a premium, the premium may be lost if there is a decline in the market value of the security whether resulting from changes in interest rates or prepayments in the underlying collateral. As with other interest-bearing securities, the prices of such securities are inversely affected by changes in interest rates. Although the value of a mortgage-backed or other asset-backed security may decline when interest rates rise, the converse is not necessarily true, since in periods of declining interest rates the mortgages and loans underlying the securities are prone to prepayment, thereby shortening the average life of the security and shortening the period of time over which income at the higher rate is received. When interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the period of time over which income at the lower rate is received. For these and other reasons, a mortgage-backed or other asset-backed security’s average maturity may be shortened or lengthened as a result of interest rate fluctuations and, therefore, it is not possible to predict accurately the security’s return. In addition, while the trading market for short-term mortgages and asset-backed securities is ordinarily quite liquid, in times of financial stress the trading market for these securities may become restricted.

Collateralized Mortgage Obligations (CMOs). The Fund may invest in CMOs. A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. A CMO is a type of mortgage-backed security that creates separate classes with varying maturities and interest rates, called tranches. Similar to a bond, interest and prepaid principal is paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

CMOs are structured into multiple classes, each bearing a different fixed or floating interest rate and stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

In a typical CMO transaction, a corporation (issuer) issues multiple series (e.g., Series A, B, C and Z) of CMO bonds (Bonds). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates (Collateral). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the following order: Series A, B, C and Z. The Series A, B, and C Bonds all bear current interest. Interest on a Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. Only after the Series A, B, and C Bonds are paid in full does the Series Z Bond begin to receive payment. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

CMOs that are issued or guaranteed by the U.S. government or by any of its agencies or instrumentalities will be considered U.S. government securities by the Fund, while other CMOs, even if collateralized by U.S. government securities, will have the same status as other privately issued securities for purposes of applying the Fund’s diversification tests.

FHLMC CMOs are debt obligations of FHLMC issued in multiple classes having different maturity dates which are secured by the pledge of a pool of conventional mortgage loans purchased by FHLMC. Payments of principal and interest on the FHLMC CMOs are made semiannually. The amount of principal payable on each semiannual payment date is determined in accordance with FHLMC’s mandatory sinking fund schedule, which, in turn, is equal to approximately 100% of FHA prepayment experience applied to the mortgage collateral pool. All sinking fund payments in the FHLMC CMOs are allocated to the retirement of the individual classes of bonds in the order of their stated maturities. Payment of principal on the mortgage loans in the collateral pool in excess of the amount of FHLMC’s minimum sinking fund obligation for any payment date are paid to the holders of the FHLMC CMOs as additional sinking fund payments. Because of the “pass-through” nature of all principal payments received on the collateral pool in excess of FHLMC’s minimum sinking fund requirement, the rate at which principal of the FHLMC CMOs is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled maturity date. If collection of principal (including prepayments) on the mortgage loans during any semiannual payment period is not sufficient to meet FHLMC CMO’s minimum sinking fund obligation on the next sinking fund payment date, FHLMC agrees to make up the deficiency from its general funds.

Classes of CMOs may also include interest only (IOs) and principal only (POs). IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages the cash flow from which has been separated into interest and principal components. IOs (interest only securities) receive the interest portion of the cash flow while POs (principal only securities) receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the investment is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slow, the life of the PO is lengthened and the yield to maturity is reduced.

CMOs are generally subject to the same risks as mortgage-backed securities. In addition, CMOs may be subject to credit risk because the issuer or credit enhancer has defaulted on its obligations and the Fund may not receive all or part of its principal. Obligations issued by U.S. government-related entities are guaranteed as to the payment of principal and interest, but are not backed by the full faith and credit of the U.S. government. The performance of private label mortgage-backed securities, issued by private institutions, is based on the financial health of those institutions. Although GNMA guarantees timely payment of GNMA certificates even if homeowners delay or default, tracking the “pass-through” payments may, at times, be difficult.

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Collateralized Debt Obligations (CDOs). The Fund may invest in CDOs. A CDO is a security backed by a pool of bonds, loans and other debt obligations. CDOs are not limited to investing in one type of debt and accordingly, a CDO may own corporate bonds, commercial loans, asset-backed securities, residential mortgage-backed securities, commercial mortgage-backed securities, and emerging market debt. The CDO’s securities are typically divided into several classes, or bond tranches, that have differing levels of investment grade or credit tolerances. Most CDO issues are structured in a way that enables the senior bond classes and mezzanine classes to receive investment-grade credit ratings. Credit risk is shifted to the most junior class of securities. If any defaults occur in the assets backing a CDO, the senior bond classes are first in line to receive principal and interest payments, followed by the mezzanine classes and finally by the lowest rated (or non-rated) class, which is known as the equity tranche. Similar in structure to a collateralized mortgage obligation (described above) CDOs are unique in that they represent different types of debt and credit risk.

Collateralized Loan Obligations (CLOs). The Fund may invest in CLOs, which are debt instruments backed solely by a pool of other debt securities. The risks of an investment in a CLO depend largely on the type of the collateral securities and the class of the CLO in which the Fund invests. Some CLOs have credit ratings, but are typically issued in various classes with various priorities. Normally, CLOs are privately offered and sold (that is, they are not registered under the securities laws) and may be characterized by the Fund as illiquid securities; however, an active dealer market may exist for CLOs that qualify for Rule 144A transactions. In addition to the normal interest rate, default and other risks of fixed income securities, CLOs carry additional risks, including the possibility that distributions from collateral securities will not be adequate to make interest or other payments, the quality of the collateral may decline in value or default, the Fund may invest in CLOs that are subordinate to other classes, values may be volatile, and disputes with the issuer may produce unexpected investment results.

Credit Linked Notes (CLNs). The Fund may invest in CLNs. A CLN is a security with an embedded credit default swap allowing the issuer to transfer a specific credit risk to credit investors.

Convertible Securities. The Fund may invest in convertible securities which are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock or other equity interests at a specified price or conversion ratio during a specified period. Although convertible bonds, convertible preferred stocks, and other securities convertible into equity securities may have some attributes of income securities or debt securities, the Fund generally treats such securities as equity securities. By investing in convertible securities, the Fund may seek income, and may also seek the opportunity, through the conversion feature, to participate in the capital appreciation of the common stock or other interests into which the securities are convertible, while potentially earning a higher fixed rate of return than is ordinarily available in common stocks. While the value of convertible securities depends in part on interest rate changes and the credit quality of the issuers, the value of these securities will also change based on changes in the value of the underlying stock. Income paid by a convertible security may provide a limited cushion against a decline in the price of the security; however, convertible securities generally have less potential for gain than common stocks. Also, convertible bonds generally pay less income than non-convertible bonds.

Foreign Securities. The Fund may invest directly in foreign securities. Investing in securities of foreign companies and countries involves certain considerations and risks that are not typically associated with investing in U.S. government securities and securities of domestic companies. There may be less publicly available information about a foreign issuer than a domestic one, and foreign companies are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies. There may also be less government supervision and regulation of foreign securities exchanges, brokers and listed companies than exists in the United States. Interest and dividends paid by foreign issuers may be subject to withholding and other foreign taxes, which may decrease the net return on such investments as compared to dividends and interest paid to the Fund by domestic companies or the U.S. government. There may be the possibility of expropriations, seizure or nationalization of foreign deposits, the imposition of economic sanctions, confiscatory taxation, political, economic or social instability or diplomatic developments that could affect assets of the Fund held in foreign countries. The establishment of exchange controls or other foreign governmental laws or restrictions could adversely affect the payment of obligations. In addition, investing in foreign securities will generally result in higher commissions than investing in similar domestic securities.

Decreases in the value of currencies of the foreign countries in which the Fund will invest relative to the U.S. dollar will result in a corresponding decrease in the U.S. dollar value of the Fund’s assets denominated in those currencies (and possibly a corresponding increase in the amount of securities required to be liquidated to meet distribution requirements). Conversely, increases in the value of currencies of the foreign countries in which the Fund invests relative to the U.S. dollar will result in a corresponding increase in the U.S. dollar value of the Fund’s assets (and possibly a corresponding decrease in the amount of securities to be liquidated).

Investing in emerging markets can have more risk than investing in developed foreign markets. The risks of investing in these markets may be exacerbated relative to investments in foreign markets. Governments of developing and emerging market countries may be more unstable as compared to more developed countries. Developing and emerging market countries may have less developed securities markets or exchanges, and legal and accounting systems. It may be more difficult to sell securities at acceptable prices and security prices may be more volatile than in countries with more mature markets. Currency values may fluctuate more in developing or emerging markets. Developing or emerging market countries may be more likely to impose government restrictions, including confiscatory taxation, expropriation or nationalization of a company’s assets, and restrictions on foreign ownership of local companies. In addition, emerging markets may impose restrictions on the Fund’s ability to repatriate investment income or capital and thus, may adversely affect the operations of the Fund. Certain emerging markets may impose constraints on currency exchange and some currencies in emerging markets may have been devalued significantly against the U.S. Dollar. For these and other reasons, the prices of securities in emerging markets can fluctuate more significantly than the prices of securities of companies in developed countries. The less developed the country, the greater effect these risks may have on the Fund.

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European Securities. European countries can be significantly affected by the actions of their own individual governments as well as the actions of other European institutions, such as the European Union (“EU”), the European Economic and Monetary Union (“EMU”) and the European Central Bank. The EU is an intergovernmental and supranational union consisting of 28 member states. One of the key responsibilities of the EU is to create and administer a unified trade policy. The member states created the EMU that established different stages and commitments that member states need to follow to achieve greater economic policy coordination and monetary cooperation. Member states relinquish their monetary control to the European Central Bank and use a single unified currency, the euro.

Investments in Europe are also subject to currency risks. Further, because many countries are dependent on foreign exports, any fluctuations in the euro exchange rate could have a negative effect on an issuer’s profitability and performance.

The EU has been extending its influence to the east as it has accepted several new Eastern European countries as members. Some of the new members remain burdened by the inherited inefficiencies of centrally planned economies. Additionally, these countries are dependent on Western Europe for trade and credit. The current and future status of the EU continues to be the subject of political and regulatory controversy, with widely differing views both within and between member countries.

The European financial markets have experienced uncertainty over the past few years, largely because of concerns about rising government debt levels and increased budget deficits. Political and regulatory responses to address structural and policy issues have created even greater instability throughout the region. The high levels of public debt increases the likelihood that certain European issuers will either default or restructure their debt obligations, which would have a negative effect on asset values. The use of austerity measures in countries such as Spain, Italy, Greece, Portugal and Ireland during times in which the eurozone has high levels of unemployment has limited economic growth. European countries can be adversely affected by the tight fiscal and monetary controls that the EMU requires its members to comply with. Due to the severity and prolonged economic crisis in Europe, it is possible that one or more of the EU members could abandon the euro and revert to a national currency, or otherwise cease to be a member of the EU. Although it is impossible to predict the effects of one or more countries exiting the EU, the outcome would likely lead to economic instability that would impact not only the EU member countries but the global economy as well.

Exchange-Traded Notes. The Fund may invest in exchange-traded notes (“ETNs”). ETNs are a type of senior, unsecured, unsubordinated debt security issued by financial institutions that combines both aspects of bonds and exchange traded funds (“ETFs”). An ETN’s returns are based on the performance of a market index minus fees and expenses. Similar to ETFs, ETNs are listed on an exchange and traded in the secondary market. However, unlike an ETF, an ETN can be held until the ETN’s maturity, at which time the issuer will pay a return linked to the performance of the market index to which the ETN is linked minus certain fees.

Unlike regular bonds, ETNs do not make periodic interest payments and principal is not protected. ETNs are subject to credit risk and the value of an ETN may drop due to a downgrade in the issuer’s credit rating, despite the underlying market benchmark or strategy remaining unchanged. The value of an ETN may also be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying assets, changes in the applicable interest rates, changes in the issuer’s credit rating, and economic, legal, political, or geographic events that affect the referenced underlying asset. When the Fund invests in ETNs it will bear its proportionate share of any fees and expenses borne by the ETN. A Fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market. In addition, although an ETN may be listed on an exchange, the issuer may not be required to maintain the listing and there can be no assurance that a secondary market will exist for an ETN.

ETNs are also subject to tax risk. No assurance can be given that the U.S. Internal Revenue Service (“IRS”) will accept, or a court will uphold, how the Fund characterizes and treats ETNs for tax purposes. Further, the IRS and Congress have considered proposals that would change the timing and character of income and gains from ETNs.

An ETN that is tied to a specific market benchmark or strategy may not be able to replicate and maintain exactly the composition and relative weighting of securities, commodities or other components in the applicable market benchmark or strategy. Some ETNs that use leverage can, at times, be relatively illiquid and, thus, they may be difficult to purchase or sell at a fair price. Leveraged ETNs are subject to the same risk as other instruments that use leverage in any form.

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The market value of ETN shares may differ from their market benchmark or strategy. This difference in price may be due to the fact that the supply and demand in the market for ETN shares at any point in time is not always identical to the supply and demand in the market for the securities, commodities or other components underlying the market benchmark or strategy that the ETN seeks to track. As a result, there may be times when an ETN share trades at a premium or discount to its market benchmark or strategy.

Fixed Income Securities. The Fund may invest in fixed income securities. Even though interest-bearing securities are investments that promise a stable stream of income, the prices of such securities are affected by changes in interest rates. In general, fixed income security prices rise when interest rates fall and fall when interest rates rise. Securities with shorter maturities, while offering lower yields, generally provide greater price stability than longer term securities and are less affected by changes in interest rates. The values of fixed income securities also may be affected by changes in the credit rating or financial condition of the issuing entities. Once the rating of a portfolio security has been changed, the Fund will consider all circumstances deemed relevant in determining whether to continue to hold the security.

Fixed income investments bear certain risks, including credit risk, or the ability of an issuer to pay interest and principal as they become due. Generally, higher yielding bonds are subject to more credit risk than lower yielding bonds. Interest rate risk refers to the fluctuations in value of fixed income securities resulting from the inverse relationship between the market value of outstanding fixed income securities and changes in interest rates. An increase in interest rates will generally reduce the market value of fixed income investments and a decline in interest rates will tend to increase their value.

Call risk is the risk that an issuer will pay principal on an obligation earlier than scheduled or expected, which would accelerate cash flows from, and shorten the average life of, the security. Bonds are typically called when interest rates have declined. In the event of a bond being called, the Adviser may have to reinvest the proceeds in lower yielding securities to the detriment of the Fund.

Extension risk is the risk that an issuer may pay principal on an obligation slower than expected, having the effect of extending the average life and duration of the obligation. This typically happens when interest rates have increased.

A number of factors, including changes in a central bank’s monetary policies or general improvements in the economy, may cause interest rates to rise. Fixed income securities with longer durations are more sensitive to interest rate changes than securities with shorter durations, making them more volatile. This means their prices are more likely to experience a considerable reduction in response to a rise in interest rates.

High Yield Securities. When investing in fixed income securities, the Fund may purchase securities regardless of their rating, including fixed income securities rated below investment grade – securities rated below investment grade are often referred to as high yield securities or “junk bonds”. Investments in securities rated below investment grade that are eligible for purchase by the Fund are described as “speculative” by Moody’s, S&P and Fitch. Investments in lower rated corporate debt securities generally provide greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and principal and income risk. These high yield securities are regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. Analysis of the creditworthiness of issuers of debt securities that are high yield may be more complex than for issuers of higher quality debt securities.

High yield securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of high yield securities have been found to be more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high yield security prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If an issuer of high yield securities defaults, in addition to risking payment of all or a portion of interest and principal, the Fund by investing in such securities may incur additional expenses to obtain recovery. In the case of high yield securities structured as zero-coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities that pay interest periodically and in cash.

The secondary market on which high yield securities are traded may be less liquid than the market for higher grade securities. Less liquidity in the secondary trading market could adversely affect the price at which the Fund could sell a high yield security, and could adversely affect the daily net asset value of the shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield securities, especially in a thinly-traded market. When secondary markets for high yield securities are less liquid than the market for higher grade securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available.

The use of credit to evaluate high yield securities can involve certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield securities. Also, credit rating agencies may fail to change credit ratings in a timely fashion to reflect events since the security was last rated. The Adviser does not rely solely on credit ratings when selecting securities for the Fund, and develops its own analysis of issuer credit quality. If a credit rating agency changes the rating of a portfolio security held by the Fund, the Fund may retain the security if the Adviser deems it in the best interest of shareholders.

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U.S. Government Obligations. U.S. Government securities include direct obligations issued by the United States Treasury, such as U.S. Treasury bills (maturities of one year or less), U.S. Treasury notes (maturities of one to ten years) and U.S. Treasury bonds (generally maturities of greater than ten years). They also include U.S. Government agencies and instrumentalities that issue or guarantee securities, such as the Federal Home Loan Banks, The Federal National Mortgage Association (“FNMA”) and the Student Loan Marketing Association. Except for U.S. Treasury securities, obligations of U.S. Government agencies and instrumentalities may or may not be supported by the full faith and credit of the United States. Some, such as those of the Federal Home Loan Banks, are backed by the right of the issuer to borrow from the Treasury, others by discretionary authority of the U.S. Government to purchase the agencies’ obligations, while still others, such as the Student Loan Marketing Association, are supported only by the credit of the instrumentality. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assess a claim against the United States itself in the event the agency or instrumentality does not meet its commitment.

Investment Company Securities. The Fund may invest in the securities of other investment companies, including ETFs, closed-end funds and open-end (mutual) funds (also called underlying funds). The Fund may invest in inverse ETFs, including leveraged ETFs. Inverse ETFs seek to provide investment results that match a certain percentage of the inverse of the results of a specific index on a daily or monthly basis.

To the extent such underlying funds are index-based, these underlying funds will generally attempt to replicate the performance of a particular index. An underlying fund may not always hold all of the same securities as the index it attempts to track. An underlying fund may use statistical sampling techniques to attempt to replicate the returns of an index. Statistical sampling techniques attempt to match the investment characteristics of the index and the fund by taking into account such factors as capitalization, industry exposures, dividend yield, price/earnings (P/E) ratio, price/book (P/B) ratio, and earnings growth. An underlying fund may not track the index perfectly because differences between the index and the fund’s portfolio can cause differences in performance. In addition, expenses and transaction costs, the size and frequency of cash flow into and out of the fund, and differences between how and when the fund and the index are valued can cause differences in performance.

When the Fund invests in underlying funds it will indirectly bear its proportionate share of any fees and expenses payable directly by the underlying fund. In connection with its investments in other investment companies, the Fund will incur higher expenses, many of which may be duplicative. Furthermore, because the Fund invests in shares of ETFs and underlying funds, its performance is directly related to the ability of the ETFs and underlying funds to meet their respective investment objectives, as well as the allocation of the Fund’s assets among the ETFs and underlying funds by the Adviser. Accordingly, the Fund’s investment performance will be influenced by the investment strategies of and risks associated with the ETFs and underlying funds in direct proportion to the amount of assets the Fund allocates to the ETFs and underlying funds utilizing such strategies.

Investments in ETFs involve certain inherent risks generally associated with investments in a broadly-based portfolio of stocks, including risks that: (1) the general level of stock prices may decline, thereby adversely affecting the value of each unit of the ETF or other instrument; (2) an ETF, to the extent such ETF is index-based, may not fully replicate the performance of its benchmark index because of the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weightings of securities or number of stocks held; (3) an ETF may also be adversely affected by the performance of the specific index, market sector or group of industries on which it is based; and (4) an ETF, to the extent such ETF is index-based, may not track an index as well as a traditional index mutual fund because ETFs are valued by the market and, therefore, there may be a difference between the market value and the ETF’s net asset value. Additionally, investments in fixed income ETFs involve certain inherent risks generally associated with investments in fixed income securities, including the risk of fluctuation in market value based on interest rates rising or declining and risks of a decrease in liquidity, such that no assurances can be made that an active trading market for underlying ETFs will be maintained.

There is also a risk that the underlying funds or ETFs may terminate due to extraordinary events. For example, any of the service providers to the underlying fund or ETF, such as the trustee or sponsor, may close or otherwise fail to perform their obligations to the underlying fund or ETF, and the underlying fund or ETF may not be able to find a substitute service provider. Also, the underlying fund or ETF may be dependent upon licenses to use the various indices as a basis for determining their compositions and/or otherwise to use certain trade names. If these licenses are terminated, the respective underlying fund or ETF may also terminate. In addition, an underlying fund or ETF may terminate if its net assets fall below a certain amount. Although the Fund believes that in the event of the termination of an underlying fund or ETF, the Fund will be able to invest instead in shares of an alternate underlying fund or ETF tracking the same market index or another index covering the same general market, there can be no assurance that shares of an alternate underlying fund or ETF would be available for investment at that time.

Table of Contents - Statement of Additional Information

Inverse and leveraged ETFs are subject to additional risks not generally associated with traditional ETFs. To the extent that the Fund invests in inverse ETFs, the value of the Fund’s investments will decrease when the index underlying the ETF’s benchmark rises, a result that is the opposite from traditional equity or bond funds. The net asset value and market price of leveraged or inverse ETFs are usually more volatile than the value of the tracked index or of other ETFs that do not use leverage. This is because inverse and leveraged ETFs use investment techniques and financial instruments that may be considered aggressive, including the use of derivative transactions and short selling techniques. The use of these techniques may cause the inverse or leveraged ETFs to lose more money in market environments that are adverse to their investment strategies than other funds that do not use such techniques.

Generally, under the Investment Company Act of 1940 (the “1940 Act”), a fund may not acquire shares of another investment company (including ETFs) if, immediately after such acquisition, (i) such fund would hold more than 3% of the other investment company’s total outstanding shares, (ii) if such fund’s investment in securities of the other investment company would be more than 5% of the value of the total assets of the fund, or (iii) if more than 10% of such fund’s total assets would be invested in investment companies. The SEC has granted orders for exemptive relief to certain ETFs that permit investments in those ETFs by other investment companies (such as the Fund) in excess of these limits. The Fund may invest in ETFs that have received such exemptive orders from the SEC, pursuant to the conditions specified in such orders. In accordance with Section 12(d)(1)(F)(i) of the 1940 Act, the Fund may also invest in ETFs that have not received such exemptive orders as long as the Fund (and all of its affiliated persons, including the Adviser) does not acquire more than 3% of the total outstanding stock of such underlying ETF, unless otherwise permitted to do so pursuant to permission granted by the SEC. If the Fund seeks to redeem shares of an underlying ETF purchased in reliance on Section 12(d)(1)(F), the underlying ETF is not obligated to redeem an amount exceeding 1% of the underlying ETF’s outstanding shares during a period of less than 30 days. As of the date of this Registration Statement the SEC has proposed Rule 12d1-4 under the 1940 Act. Subject to certain conditions, proposed Rule 12d1-4 would provide an exemption to permit acquiring funds to invest in ETFs in excess of the limits of section 12(d)(1), including those described above.

Illiquid Securities. The Fund may invest in illiquid securities (i.e., securities that are not readily marketable). Illiquid securities include, but are not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may only be resold pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”) but that are deemed to be illiquid; and repurchase agreements with maturities in excess of seven days. However, the Fund will not acquire illiquid securities if, as a result, such securities would comprise more than 15% of the value of the Fund’s net assets. The Board of Trustees has the ultimate authority to determine, to the extent permissible under the federal securities laws, which securities are liquid or illiquid for purposes of this 15% limitation and has delegated the function of making determinations of liquidity to the Adviser. The Adviser determines and monitors the liquidity of the portfolio securities and reports periodically on its decisions to the Board. In making such determinations it takes into account a number of factors in reaching liquidity decisions, including but not limited to: (1) the frequency of trades and quotations for the security; (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the security; and (4) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer.

An institutional market has developed for certain restricted securities. Accordingly, contractual or legal restrictions on the resale of a security may not be indicative of the liquidity of the security. If such securities are eligible for purchase by institutional buyers in accordance with Rule 144A under the 1933 Act or other exemptions, the Adviser may determine that the securities are liquid.

 Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than that which prevailed when it decided to sell.

Illiquid securities will be priced at fair value as determined in good faith under procedures adopted by the Board of Trustees. If, through the appreciation of illiquid securities or the depreciation of liquid securities, the Fund should be in a position where more than 15% of the value of its net assets are invested in illiquid securities, including restricted securities which are not readily marketable, the Fund will take such steps as are deemed advisable, if any, to protect liquidity.

Borrowing. The Fund may borrow for investment purposes and for other purposes permitted by the 1940 Act. Under the 1940 Act, the Fund is required to maintain continuous asset coverage of 300% with respect to permitted borrowings and to sell (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if such liquidation of the Fund’s holdings may be disadvantageous from an investment standpoint. Borrowing tends to amplify the effects on the Fund’s NAV of any change in the Fund’s portfolio securities. Borrowing subjects the Fund to costs in the form of interest, which the Fund may not recover through investment earnings. A Fund may also be required to maintain minimum average balances in connection with a borrowing or to pay a commitment or other fee to maintain a line of credit. These types of requirements would increase the cost of borrowing to the Fund over the stated interest rate.

Table of Contents - Statement of Additional Information

Repurchase Agreements. Each Fund may engage in repurchase agreement transactions involving the type of securities in which it is permitted to invest. Repurchase agreements are transactions by which the Fund purchases a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed upon price on an agreed upon date (usually within seven days of purchase). The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or date of maturity of the purchased security. Repurchase agreements involve certain risks not associated with direct investments in the underlying securities. In the event of a default or bankruptcy by the seller, the Fund will seek to liquidate such collateral. The exercise of the Fund’s right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. Repurchase agreements are considered to be loans by an investment company under the 1940 Act. Each Fund will not invest more than 33% of its net assets in repurchase agreements.

The use of repurchase agreements involves certain risks. For example, if the seller of the agreements defaults on its obligation to repurchase the underlying securities at a time when the value of these securities has declined, the Fund may incur a loss upon disposition of them. If the seller of the agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a bankruptcy court may determine that the underlying securities are collateral not within the control of the Fund and therefore subject to sale by the trustee in bankruptcy. Finally, it is possible that the Fund may not be able to substantiate its interest in the underlying securities. While the management of the Trust acknowledges these risks, it is expected that they can be controlled through stringent security selection criteria and careful monitoring procedures.

Reverse Repurchase Agreements. The Fund may engage in reverse repurchase agreements. Reverse repurchase agreements are agreements that involve the sale of securities held by the Fund to financial institutions such as banks and broker-dealers, with an agreement that the Fund will repurchase the securities at an agreed upon price and date. During the reverse repurchase agreement period, the Fund continues to receive interest and principal payments on the securities sold. The Fund may employ reverse repurchase agreements (i) for temporary emergency purposes, such as to meet unanticipated net redemptions so as to avoid liquidating other portfolio securities during unfavorable market conditions; (ii) to cover short-term cash requirements resulting from the timing of trade settlements; or (iii) to take advantage of market situations where the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction.

Reverse repurchase agreements involve the risk that the market value of securities to be purchased by the Fund may decline below the price at which the Fund is obligated to repurchase the securities, or that the other party may default on its obligation, so that the Fund is delayed or prevented from completing the transaction. At the time the Fund enters into a reverse repurchase agreement, it will segregate, and maintain, liquid assets having a dollar value equal to the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds from the sale of the securities may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligations to repurchase the securities. Reverse repurchase agreements are considered borrowings by the Fund under the 1940 Act.

Hybrid Securities. Preferred stock, including trust-preferred stocks, has a preference in liquidation (and, generally dividends) over common stock but is subordinated in liquidation to debt. As a general rule the market value of preferred stocks with fixed dividend rates and no conversion rights varies inversely with interest rates and perceived credit risk, with the price determined by the dividend rate. Some preferred stocks are convertible into other securities (for example, common stock) at a fixed price and ratio or upon the occurrence of certain events. The market price of convertible preferred stocks generally reflects an element of conversion value. Because many preferred stocks lack a fixed maturity date, these securities generally fluctuate substantially in value when interest rates change; such fluctuations often exceed those of long-term bonds of the same issuer. Some preferred stocks pay an adjustable dividend that may be based on an index, formula, auction procedure or other dividend rate reset mechanism. In the absence of credit deterioration, adjustable rate preferred stocks tend to have more stable market values than fixed rate preferred stocks. All preferred stocks are also subject to the same types of credit risks of the issuer as corporate bonds. In addition, because preferred stock is junior to debt securities and other obligations of an issuer, deterioration in the credit rating of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar yield characteristics. Preferred stocks may be rated by S&P and Moody’s although there is no minimum rating which a preferred stock must have (and a preferred stock may not be rated) to be an eligible investment for the Fund. The Adviser expects, however, that generally the preferred stocks in which the Fund invests will be rated at least CCC by S&P or Caa by Moody’s or, if unrated, of comparable quality in the opinion of the Advisor. Preferred stocks rated CCC by S&P are regarded as predominantly speculative with respect to the issuer’s capacity to pay preferred stock obligations and represent the highest degree of speculation among securities rated between BB and CCC; preferred stocks rated Caa by Moody’s are likely to be in arrears on dividend payments. Moody’s rating with respect to preferred stocks does not purport to indicate the future status of payments of dividends.

 Derivative Instruments. The Fund’s derivative investments have risks, including the imperfect correlation between the value of such instruments and the underlying assets of the Fund, which creates the possibility that the loss on such instruments may be greater than the gain in the value of the underlying assets in the Fund’s portfolio; the loss of principal; the possible default of the other party to the transaction; and illiquidity of the derivative investments. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. In addition, in the event of the insolvency of a counterparty to a derivative transaction, the derivative contract would typically be terminated at its fair market value. If the Fund is owed this fair market value in the termination of the derivative contract and its claim is unsecured, the Fund will be treated as a general creditor of such counterparty, and will not have any claim with respect to the underlying security.

Table of Contents - Statement of Additional Information

The counterparty risk for cleared derivative transactions is generally lower than for uncleared over-the-counter (“OTC”) derivatives because generally a clearing organization becomes substituted for each counterparty to a cleared derivative contract and, in effect, guarantees the parties' performance under the contract as each party to a trade looks only to the clearing house for performance of financial obligations. However, there can be no assurance that the clearing house, or its members, will satisfy its obligations to the Fund.

Certain of the derivative investments in which the Fund may invest may, in certain circumstances, give rise to a form of financial leverage, which may magnify the risk of owning such instruments. The ability to successfully use derivative investments depends on the ability of the Adviser to predict pertinent market movements, which cannot be assured. In addition, amounts paid by the Fund as premiums and cash or other assets held in margin accounts with respect to the Fund’s derivative investments would not be available to the Fund for other investment purposes, which may result in lost opportunities for gain.

OTC derivatives may be more difficult to purchase, sell or value than other investments. Although both OTC and exchange-traded derivatives markets may experience a lack of liquidity, OTC non-standardized derivative transactions are generally less liquid than exchange-traded instruments. The illiquidity of the derivatives markets may be due to various factors, including congestion, disorderly markets, limitations on deliverable supplies, the participation of speculators, government regulation and intervention, and technical and operational or system failures. In addition, the liquidity of a secondary market in an exchange-traded derivative contract may be adversely affected by "daily price fluctuation limits" established by the exchanges which limit the amount of fluctuation in an exchange-traded contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open positions. Prices have in the past moved beyond the daily limit on a number of consecutive trading days. If it is not possible to close an open derivative position entered into by the Fund, the Fund would continue to be required to make cash payments of variation (or mark-to-market) margin in the event of adverse price movements. In such a situation, if the Fund has insufficient cash, it may have to sell portfolio securities to meet variation margin requirements at a time when it may be disadvantageous to do so. The absence of liquidity may also make it more difficult for the Fund to ascertain a market value for such instruments. The inability to close derivatives transactions positions also could have an adverse impact on the Fund’s ability to effectively hedge its portfolio. OTC derivatives that are not cleared are also subject to counterparty risk, which is the risk that the other party to the contract will not fulfill its contractual obligation to complete the transaction with the Fund. If a counterparty were to default on its obligations, the Fund’s contractual remedies against such counterparty may be subject to bankruptcy and insolvency laws, which could affect the Fund’s rights as a creditor (e.g., the Fund may not receive the net amount of payments that it is contractually entitled to receive). In addition, the use of certain derivatives may cause the Fund to realize higher amounts of income or short-term capital gains (generally taxed at ordinary income tax rates).

The derivatives markets have become subject to comprehensive statutes, regulations and margin requirements. In particular, in the United States the Dodd-Frank Wall Street Reform and Consumer Protection Act (the "Dodd-Frank Act") regulates the OTC derivatives market by, among other things, requiring many derivative transactions to be cleared and traded on an exchange, expanding entity registration requirements, imposing business conduct requirements on dealers and requiring banks to move some derivatives trading units to a non-guaranteed affiliate separate from the deposit-taking bank or divest them altogether. Rulemaking proposed or implemented under the Dodd-Frank Act could potentially limit or completely restrict the ability of the Fund to use these instruments as a part of its investment strategies, increase the costs of using these instruments or make them less effective. Limits or restrictions applicable to the counterparties with which the Fund engages in derivative transactions could also prevent the Fund from using these instruments or affect the pricing or other factors relating to these instruments, or may change availability of certain investments.

The Fund’s investments in regulated derivatives instruments, such as swaps, futures and options, will be subject to maximum position limits established by the U.S. Commodity Futures Trading Commission (the "CFTC") and U.S. and foreign futures exchanges. Under the exchange rules all accounts owned or managed by advisers, such as the Adviser, their principals and affiliates would be combined for position limit purposes. To comply with the position limits established by the CFTC and the relevant exchanges, the Adviser may in the future reduce the size of positions that would otherwise be taken for the Fund or not trade in certain markets on behalf of the Fund to avoid exceeding such limits. A violation of position limits by the Adviser could lead to regulatory action resulting in mandatory liquidation of certain positions held by the Adviser on behalf of the Fund. There can be no assurance that the Adviser will liquidate positions held on behalf of all the Adviser's accounts in a proportionate manner or at favorable prices, which may result in substantial losses to the Fund. Such policies could affect the nature and extent of derivatives use by the Fund.

Swaps. The Fund may invest in credit default swaps, total return swaps, interest rate swaps, equity swaps, currency swaps and other types of swaps. Such transactions are subject to market risk, liquidity risk, risk of default by the other party to the transaction, known as "counterparty risk," regulatory risk and risk of imperfect correlation between the value of such instruments and the underlying assets and may involve commissions or other costs.

Table of Contents - Statement of Additional Information

A credit default swap agreement may reference one or more debt securities or obligations that are not currently held by the Fund.  The Fund is permitted to enter into a credit default swap as either the protection buyer or seller in the discretion of the Adviser.  When buying protection under a credit default swap, the Fund is generally obligated to pay the protection seller an upfront or periodic stream of payments over the term of the contract until a credit event occurs, such as a default of the reference obligation.  If no credit event occurs, the Fund may recover nothing if the swap is held through the terminate date.  However, if a credit event does occur, the Fund may receive the full notional value of the swap in exchange for the face amount of the obligations underlying the swap, the value of which may have significantly decreased.  When selling protection under a credit default swap, the Fund receives an upfront or periodic stream of payments over the term of the contract provided that a credit event does not occur.  However, as the seller of protection, the Fund effectively adds leverage to its portfolio because it gains exposure to the notional amount of the swap.  Entering into a credit default swap may subject the Fund to greater risk than if the Fund had invested in the reference obligation directly.  In addition to general market risks, credit default swaps also involve illiquidity risk, counter-party risk (for OTC swaps) and credit risk.

Swap agreements are primarily entered into by institutional investors and the value of such agreements may be extremely volatile. Certain swap agreements are traded OTC between two parties, while other more standardized swaps must be transacted through a Futures Commission Merchant and centrally cleared or exchange-traded. While central clearing and exchange-trading are intended to reduce counterparty credit and liquidity risk, they do not make a swap transaction risk-free. The current regulatory environment regarding swap agreements is subject to change. The Adviser will continue to monitor these developments, particularly to the extent regulatory changes affect the Fund’s ability to enter into swap agreements.

The swap market has matured in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid; however there is no guarantee that the swap market will continue to provide liquidity and may be subject to liquidity risk, which exists when a particular swap is difficult to purchase or sell. The absence of liquidity may also make it more difficult for the Fund to ascertain a market value for such instruments. The inability to close derivative positions also could have an adverse impact on the Fund’s ability to effectively hedge its portfolio. If the Adviser is incorrect in its forecasts of market values, interest rates or currency exchange rates, the investment performance of the Fund would be less favorable than it would have been if these investment techniques were not used. In a total return swap, the Fund pays the counterparty a floating short-term interest rate and receive in exchange the total return of underlying loans or debt securities. The Fund bears the risk of default on the underlying loans or debt securities, based on the notional amount of the swap and, therefore, incurs a form of leverage. The Fund would typically have to post collateral to cover this potential obligation.

The Fund will "cover" its swap positions by segregating an amount of cash and/or liquid securities as required by the 1940 Act and applicable SEC interpretations and guidance from time to time.

Options and Futures Risk. The Fund may utilize options and futures contracts and so-called "synthetic" options or other derivatives written by broker-dealers or other permissible financial intermediaries. Options transactions may be effected on securities exchanges or in the OTC market. When options are purchased OTC, the Fund’s portfolio bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Options may also be illiquid and, in such cases, the Fund may have difficulty closing out its position. OTC options also may include options on baskets of specific securities.

A Fund may purchase call and put options on specific securities, and may write and sell covered or uncovered call and put options for hedging purposes in pursuing its investment objectives. A put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security at a stated exercise price, typically at any time prior to the expiration of the option for American options or only at expiration for European options. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security at a stated exercise price, typically at any time prior to the expiration of the option. A covered call option is a call option with respect to which the seller of the option owns the underlying security. The sale of such an option exposes the seller during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or to possible continued holding of a security that might otherwise have been sold to protect against depreciation in the market price of the security. A covered put option is a put option with respect to which cash or liquid securities have been placed in a segregated account on the books of or with a custodian to fulfill the obligation undertaken. The sale of such an option exposes the seller during the term of the option to a decline in price of the underlying security while depriving the seller of the opportunity to invest the segregated assets.

A Fund may close out a position when writing options by purchasing an option on the same underlying security with the same exercise price and expiration date as the option that it has previously written on the security. In such a case, the Fund will realize a profit or loss if the amount paid to purchase an option is less or more than the amount received from the sale of the option.

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Engaging in transactions in futures contracts and options involves risk of loss to the Fund. No assurance can be given that a liquid market will exist for any particular futures contract or option at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, preventing prompt liquidation of futures positions and potentially subjecting the Fund to substantial losses.

A market could become unavailable if one or more exchanges were to stop trading options or it could become unavailable with respect to options on a particular underlying security if the exchanges stopped trading options on that security. In addition, a market could become temporarily unavailable if unusual events (e.g., volume exceeds clearing capability) were to interrupt normal exchange operations. If an options market were to become illiquid or otherwise unavailable, an option holder would be able to realize profits or limit losses only by exercising and an options seller or writer would remain obligated until it is assigned an exercise or until the option expires.

If trading is interrupted in an underlying security, the trading of options on that security is usually halted as well. Holders and writers of options will then be unable to close out their positions until options trading resumes, and they may be faced with considerable losses if the security reopens at a substantially different price. Even if options trading is halted, holders of options will generally be able to exercise them. However, if trading has also been halted in the underlying security, option holders face the risk of exercising options without knowing the security's current market value. If exercises do occur when trading of the underlying security is halted, the party required to deliver the underlying security may be unable to obtain it, which may necessitate a postponed settlement and/or the fixing of cash settlement prices.

Structured Notes. Structured notes are derivative debt securities, the interest rate and/or principal of which is determined by an unrelated indicator. The value of the principal of and/or interest on structured notes is determined by reference to changes in the return, interest rate or value at maturity of a specific asset, reference rate or index (the “reference instrument”) or the relative change in two or more reference instruments. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased, depending upon changes in the applicable reference instruments. Structured notes may be positively or negatively indexed, so that an increase in value of the reference instrument may produce an increase or a decrease in the interest rate or value of the structured note at maturity. In addition, changes in the interest rate or the value of the structured note at maturity may be calculated as a specified multiple of the change in the value of the reference; therefore, the value of such note may be very volatile. Structured notes may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference instrument. Structured notes may also be more volatile, less liquid and more difficult to accurately price than less complex securities or more traditional debt securities. In order to cover structured notes, the Fund, to the extent required by the SEC, will designate assets to cover its obligations with respect to such instruments.

 Cash Investments. When the Adviser believes market, economic or political conditions are unfavorable for investors, the Adviser may invest up to 100% of the Fund’s net assets in cash, cash equivalents or other short-term investments. Unfavorable market or economic conditions may include excessive volatility or a prolonged general decline in the securities markets, or the U.S. economy. The Adviser also may invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity.

Restricted Securities. Within its limitation on investment in illiquid securities, the Fund may purchase restricted securities that generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the federal securities laws, or in a registered public offering. Where registration is required, the Fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time the Fund may be permitted to sell a security under an effective registration statement. If during such a period adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to seek registration of the security. Restricted securities that can be offered and sold to qualified institutional buyers under Rule 144A of the Securities Act (“144A Securities”) and are determined to be liquid are not subject to the limitations on illiquid securities.

Short Sales. A Fund may make short sales as part of its overall portfolio management strategies or to offset a potential decline in value of an ETF. The Fund may engage in short sales with respect to ETFs. A short sale involves the sale of an ETF that is borrowed from a broker or other institution to complete the sale. The Fund may engage in short sales with respect to ETFs they own, as well as securities that they do not own. Short sales expose the Fund to the risk that it will be required to acquire, convert or exchange ETFs to replace the borrowed ETF (also known as “covering” the short position) at a time when the ETF sold short have appreciated in value, thus resulting in a loss to the Fund. A Fund’s investment performance may also suffer if the Fund is required to close out a short position earlier than it had intended. Each Fund must segregate assets determined to be liquid in accordance with procedures established by the Board of Trustees, or otherwise cover its positions in a permissible manner. Each Fund will be required to pledge its liquid assets to the broker to secure its performance on short sales. As a result, the assets pledged may not be available to meet the Fund’s needs for immediate cash or other liquidity. In addition, the Fund may be subject to expenses related to short sales that are not typically associated with investing in ETFs directly, such as costs of borrowing and margin account maintenance costs associated with the Fund’s open short positions. These types of short sales expenses are sometimes referred to as the “negative cost of carry,” and will tend to cause the Fund to lose money on a short sale even in instances where the price of the ETF sold short does not change over the duration of the short sale. Dividend expenses on ETFs sold short are not covered under the Advisor’s expense limitation agreements with the Fund and, therefore, these expenses will be borne by the shareholders of the Fund.

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Variable and Floating Rate Securities. The Fund may invest in variable and floating rate securities. Fixed Income securities that have variable or floating rates of interest may, under certain limited circumstances, have varying principal amounts. These securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to one or more interest rate indices or market interest rates (the “underlying index”). The interest paid on these securities is a function primarily of the underlying index upon which the interest rate adjustments are based. These adjustments minimize changes in the market value of the obligation. Similar to fixed rate debt instruments, variable and floating rate instruments are subject to changes in value based on changes in market interest rates or changes in the issuer’s creditworthiness. The rate of interest on securities may be tied to U.S. Government securities or indices on those securities as well as any other rate of interest or index.

Variable and floating rate demand notes of corporations are redeemable upon a specified period of notice. These obligations include master demand notes that permit investment of fluctuating amounts at varying interest rates under direct arrangements with the issuer of the instrument. The issuer of these obligations often has the right, after a given period, to prepay the outstanding principal amount of the obligations upon a specified number of days’ notice.

Certain securities may have an initial principal amount that varies over time based on an interest rate index, and, accordingly, the Fund might be entitled to less than the initial principal amount of the security upon the security’s maturity. The Fund intends to purchase these securities only when the Adviser believes the interest income from the instrument justifies any principal risks associated with the instrument. The Adviser may attempt to limit any potential loss of principal by purchasing similar instruments that are intended to provide an offsetting increase in principal. There can be no assurance that the Adviser will be able to limit the effects of principal fluctuations and, accordingly, the Fund may incur losses on those securities even if held to maturity without issuer default.

There may not be an active secondary market for any particular floating or variable rate instruments, which could make it difficult for the Fund to dispose of the instrument during periods that the Fund is not entitled to exercise any demand rights it may have. The Fund could, for this or other reasons, suffer a loss with respect to those instruments. The Adviser monitors the liquidity of the Fund’s investments in variable and floating rate instruments, but there can be no guarantee that an active secondary market will exist.

Zero-Coupon, Delayed Interest and Capital Appreciation Securities. Zero-coupon, delayed interest, pay-in-kind (“PIK”) and capital appreciation securities are securities that make no periodic interest payments, but are sold at a discount from their face value. The buyer recognizes a rate of return determined by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date. The discount varies depending on the time remaining until maturity, as well as market interest rates, liquidity of the security, and the issuer’s perceived credit quality. The discount, in the absence of financial difficulties of the issuer, typically decreases as the final maturity date approaches. If the issuer defaults, the Fund may not receive any return on its investment. Because such securities bear no interest and generally compound periodically at the rate fixed at the time of issuance, their value generally is more volatile than the value of other fixed income securities. Since such bondholders do not receive interest payments, when interest rates rise, zero-coupon, delayed interest and capital appreciation securities fall more dramatically in value than bonds paying interest on a current basis. When interest rates fall, zero-coupon, delayed interest and capital appreciation securities rise more rapidly in value because the bonds reflect a fixed rate of return. An investment in zero-coupon, delayed interest and capital appreciation securities may cause the Fund to recognize income and make distributions to shareholders before it receives any cash payments on its investment. To generate cash to satisfy distribution requirements, the Fund may have to sell portfolio securities that it otherwise would have continued to hold or to use cash flows from other sources such as the sale of Fund shares.

PIK securities may be debt obligations or preferred shares that provide the issuer with the option of paying interest or dividends on such obligations in cash or in the form of additional securities rather than cash. Similar to zero-coupon bonds and delayed interest securities, PIK securities are designed to give an issuer flexibility in managing cash flow. PIK securities that are debt securities can be either senior or subordinated debt and generally trade flat (i.e., without interest). The trading price of PIK debt securities generally reflects the market value of the underlying debt plus an amount representing accrued interest since the last interest payment.

Industrial Development Bonds. The Fund may invest in municipal securities, such as industrial development bonds that are backed only by the assets and revenues of the non-governmental user (such as hospitals and airports). Municipal securities are issued to obtain funds for a variety of public purposes, including general financing for state and local governments, or financing for specific projects or public facilities. Municipal securities are classified as general obligation or revenue bonds or notes. Private activity bonds and industrial revenue bonds do not carry the pledge of the credit of the issuing municipality, but generally are guaranteed by the corporate entity on whose behalf they are issued.

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Municipal leases are entered into by state and local governments and authorities to acquire equipment and facilities such as fire and sanitation vehicles, telecommunications equipment, and other assets. Municipal leases (which normally provide for title to the leased assets to pass eventually to the government issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations of many state constitutions and statutes are deemed to be inapplicable because of the inclusion in many leases or contracts of “non-appropriation” clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or periodic basis.

Securities Lending. Each Fund may lend portfolio securities in an amount up to one-third of its total assets to brokers, dealers and other financial institutions. In a portfolio securities lending transaction, the Fund receives from the borrower an amount equal to the interest paid or the dividends declared on the loaned securities during the term of the loan as well as the interest on the collateral securities, less any fees (such as finders or administrative fees) the Fund pays in arranging the loan. A Fund may share the interest it receives on the collateral securities with the borrower. The terms of the Fund’s loans permit the Fund to reacquire loaned securities on five business days’ notice or in time to vote on any important matter. Loans are subject to termination at the option of the Fund or borrower at any time, and the borrowed securities must be returned when the loan is terminated. The Fund may pay fees to arrange for securities loans.

The SEC currently requires that the following conditions must be met whenever the Fund’s portfolio securities are loaned: (1) the Fund must receive at least 100% cash collateral from the borrower; (2) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (3) the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities, and any increase in market value; (5) the Fund may pay only reasonable custodian fees approved by the Board in connection with the loan; (6) while voting rights on the loaned securities may pass to the borrower, the Board must terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs, and (7) the Fund may not loan its portfolio securities so that the value of the loaned securities is more than one-third of its total asset value, including collateral received from such loans. These conditions may be subject to future modification. Such loans will be terminable at any time upon specified notice. A Fund might experience the risk of loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund. In addition, the Fund will not enter into any portfolio security lending arrangement having a duration of longer than one year. The principal risk of portfolio lending is potential default or insolvency of the borrower. In either of these cases, the Fund could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities. As part of participating in a lending program, the Fund may be required to invest in collateralized debt or other securities that bear the risk of loss of principal. In addition, all investments made with the collateral received are subject to the risks associated with such investments. If such investments lose value, the Fund will have to cover the loss when repaying the collateral.

Any loans of portfolio securities are fully collateralized based on values that are marked-to-market daily. Any securities that the Fund may receive as collateral will not become part of the Fund’s investment portfolio at the time of the loan and, in the event of a default by the borrower, the Fund will, if permitted by law, dispose of such collateral except for such part thereof that is a security in which the Fund is permitted to invest. During the time securities are on loan, the borrower will pay the Fund any accrued income on those securities, and the Fund may invest the cash collateral and earn income or receive an agreed-upon fee from a borrower that has delivered cash-equivalent collateral.

Subordinated Debt Securities. Subordinated debt securities, sometimes also called “junior debt” are debt securities for which the issuer’s obligations to make principal and interest payment are secondary to the issuer’s payment obligations to more senior debt securities. Subordinated debt securities are subject to the same risks as other fixed income securities and are also subject to increased credit risk because the issuer, by definition, has issued other, more senior debt securities. The Fund may invest in subordinated debt securities, including those issued by banks.

When-Issued Securities and Forward Commitments. The Fund may purchase securities offered on a “when-issued” and “forward commitment” basis (including a delayed delivery basis). Securities purchased on a “when-issued” or “forward commitment basis” are securities not available for immediate delivery despite the fact that a market exists for those securities. A purchase is made on a “delayed delivery” basis when the transaction is structured to occur sometime in the future.

When these transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but delayed settlements beyond two months may be negotiated. During the period between a commitment and settlement, no payment is made for the securities purchased by the purchaser and, thus, no interest accrues to the purchaser from the transaction. At the time the Fund makes the commitment to purchase securities on a when-issued basis or forward commitment, the Fund will record the transaction as a purchase and thereafter reflect the value each day of such securities in determining its NAV.

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Dollar Rolls. A dollar roll transaction involves a sale by the Fund of a security concurrently with an agreement by the Fund to repurchase a similar security at a later date at an agreed-upon price. A dollar roll may be considered a borrowing giving rise to leverage. The securities that are repurchased will bear the same interest rate and a similar maturity as those sold, but the assets collateralizing these securities may have different prepayment histories than those sold. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in additional investments, and the income from these investments will generate income for the Fund. If such income does not exceed the income, capital appreciation and gain or loss that would have been realized on the securities sold as part of the dollar roll, the use of this technique will diminish the investment performance of the Fund compared with what the performance would have been without the use of dollar rolls. Dollar rolls involve the risk that the market value of the securities subject to the Fund’s forward purchase commitment may decline below, or the market value of the securities subject to the Fund’s forward sale commitment may increase above, the exercise price of the forward commitment. In the event the buyer of the securities files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the current sale portion of the transaction may be restricted.

Equity Securities.

Common and Preferred Stock. The Fund may invest in common stock. Common stock represents an equity (ownership) interest in a company, and usually possesses voting rights and earns dividends. Dividends on common stock are not fixed but are declared at the discretion of the issuer. Common stock generally represents the riskiest investment in a company. In addition, common stock generally has the greatest appreciation and depreciation potential because increases and decreases in earnings are usually reflected in a company’s stock price.

The Fund may invest in preferred stock. Preferred stock is a class of stock having a preference over common stock as to the payment of dividends and the recovery of investment should a company be liquidated, although preferred stock is usually junior to the debt securities of the issuer. Preferred stock typically does not possess voting rights and its market value may change based on changes in interest rates.

The fundamental risk of investing in common and preferred stock is the risk that the value of the stock might decrease. Stock values fluctuate in response to the activities of an individual company or in response to general market and/or economic conditions. Historically, common stocks have provided greater long-term returns and have entailed greater short-term risks than preferred stocks, fixed-income and money market investments. The market value of all securities, including common and preferred stocks, is based upon the market’s perception of value and not necessarily the book value of an issuer or other objective measures of a company’s worth. If you invest in the Fund, you should be willing to accept the risks of the stock market and should consider an investment in the Fund only as a part of your overall investment portfolio.

Warrants. The Fund may invest in warrants. Warrants are securities, typically issued with preferred stock or bonds that give the holder the right to purchase a given number of shares of common stock at a specified price and time. The price of the warrant usually represents a premium over the applicable market value of the common stock at the time of the warrant’s issuance. Warrants have no voting rights with respect to the common stock, receive no dividends and have no rights with respect to the assets of the issuer. Investments in warrants involve certain risks, including the possible lack of a liquid market for the resale of the warrants, potential price fluctuations due to adverse market conditions or other factors and failure of the price of the common stock to rise. If the warrant is not exercised within the specified time period, it becomes worthless.

Depositary Receipts. The Fund may invest in sponsored and unsponsored American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”), Holding Company Depositary Receipts (“HOLDRs”), New York Registered Shares (“NYRs”) or American Depositary Shares (“ADSs”). ADRs typically are issued by a U.S. bank or trust company, evidence ownership of underlying securities issued by a foreign company, and are designed for use in U.S. securities markets. EDRs are issued by European financial institutions and typically trade in Europe and GDRs are issued by European financial institutions and typically trade in both Europe and the United States. HOLDRs trade on the American Stock Exchange and are fixed baskets of U.S. or foreign stocks that give an investor an ownership interest in each of the underlying stocks. NYRs, also known as Guilder Shares since most of the issuing companies are Dutch, are dollar-denominated certificates issued by foreign companies specifically for the U.S. market. ADSs are shares issued under a deposit agreement that represents an underlying security in the issuer’s home country. (An ADS is the actual share trading, while an ADR represents a bundle of ADSs.) Each Fund invests in depositary receipts in order to obtain exposure to foreign securities markets. For purposes of the Fund’s investment policies, the Fund’s investment in an ADR will be considered an investment in the underlying securities of the applicable foreign company.

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Unsponsored depositary receipts may be created without the participation of the foreign issuer. Holders of these receipts generally bear all the costs of the depositary receipt facility, whereas foreign issuers typically bear certain costs of a sponsored depositary receipt. The bank or trust company depositary of an unsponsored depositary receipt may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. Accordingly, available information concerning the issuer may not be current and the prices of unsponsored depositary receipts may be more volatile than the prices of sponsored depositary receipts.

Operational Risk. An investment in the Fund involves operational risk arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. Any of these errors, failures or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a materially adverse effect on the Fund. While the Fund seeks to minimize such events through controls and oversight, there is no guarantee that the Fund will not suffer losses due to operational risk.

Cyber Security Risk. As technology becomes more integrated into the Fund’s operations, the Fund will face greater operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption, or lose operational capacity. This in turn could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures, and/or financial loss. Cyber security threats may result from unauthorized access to the Fund’s digital information systems (e.g., through “hacking” or malicious software coding), but may also result from outside attacks such as denial-of-service attacks (i.e., efforts to make network services unavailable to intended users). In addition, because the Fund works closely with third-party service providers (e.g., administrators, transfer agents, custodians and sub-advisers), cyber security breaches at such third-party service providers may subject the Fund to many of the same risks associated with direct cyber security breaches. The same is true for cyber security breaches at any of the issuers in which the Fund may invest. While the Fund has established risk management systems designed to reduce the risks associated with cyber security, there can be no assurance that such measures will succeed.

PORTFOLIO TURNOVER

The frequency of portfolio transactions of the Fund (the portfolio turnover rate) will vary from year to year depending on many factors. From time to time, the Fund may engage in active short-term trading to take advantage of price movements affecting individual issues, groups of issues or markets. An annual portfolio turnover rate of 100% would occur if all the securities in the Fund were replaced once in a period of one year. Higher portfolio turnover rates (more than 100%) may result in increased brokerage costs to the Fund and a possible increase in short-term capital gains or losses.

INVESTMENT POLICIES

Fundamental. The investment policies described below have been adopted by the Trust with respect to the Fund and are fundamental (“Fundamental”), i.e., they may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund. As used in the Prospectus and this SAI, the term “majority of the outstanding shares of the Fund” means the lesser of: (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting; or (2) more than 50% of the outstanding shares of the Fund. Except for those investment policies specifically identified as fundamental in the Prospectus and this SAI, the Fund’s investment objective as described in the Prospectus and all other investment policies and practices described in the Prospectus and this SAI are non-fundamental and may be changed by the Board without the approval of shareholders.

The fundamental policies adopted with respect to the Fund are as follows:

1. Borrowing Money. The Fund will not borrow money, except to the extent permitted under the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.

2. Senior Securities. The Fund will not issue senior securities, except to the extent permitted under the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.

3. Underwriting. The Fund will not act as an underwriter of securities within the meaning of the Securities Act of 1933, except to the extent permitted under the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.

4. Real Estate. The Fund will not purchase or sell real estate, except to the extent permitted under the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.

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5. Commodities. The Fund will not purchase or sell commodities, except to the extent permitted under the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.

6. Loans. The Fund will not make loans to other persons, except to the extent permitted under the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.

7. Concentration. The Fund will not “concentrate” its investments in an industry, except to the extent permitted under the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The following are interpretations of the fundamental investment policies of the Fund and may be revised without shareholder approval, consistent with current laws and regulations as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time:

Borrowing Money. Under current law as interpreted by the SEC and its staff, the Fund may borrow from: (a) a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund’s total assets at the time when the borrowing is made. This limitation does not preclude the Fund from entering into reverse repurchase transactions, provided that the Fund has an asset coverage of 300% for all borrowings and repurchase commitments of the Fund pursuant to reverse repurchase transactions.

Senior Securities. Senior securities may include any obligation or instrument issued by an investment company evidencing indebtedness. The Fund’s limitation with respect to issuing senior securities is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund’s engagement in such activities is consistent with or permitted by the 1940 Act, the rules and regulations promulgated thereunder or interpretations of the SEC or its staff.

Underwriting. Under the 1940 Act, underwriting securities generally involves an investment company purchasing securities directly from an issuer for the purpose of selling (distributing) them or participating in any such activity either directly or indirectly. The Fund’s limitation with respect to underwriting securities is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws.

Real Estate. The 1940 Act does not directly restrict an investment company’s ability to invest in real estate, but does require that every investment company have a fundamental investment policy governing such investments. The Fund’s limitation with respect to investing in real estate is not applicable to investments in marketable securities that are secured by or represent interests in real estate. This limitation does not preclude the Fund from purchasing or selling mortgage-related securities or securities of companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

Commodities. The 1940 Act does not directly restrict an investment company’s ability to invest in commodities, but does require that every investment company have a fundamental investment policy governing such investments. The Fund may hold commodities acquired as a result of ownership of securities or other investments. This limitation does not preclude the Fund from purchasing or selling options or futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies that are engaged in a commodities business or have a significant portion of their assets in commodities.

Loans. Under current law as interpreted by the SEC and its staff, the Fund may not lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties (this restriction does not apply to purchases of debt securities or repurchase agreements). Subject to this limitation, the Fund may make loans, for example: (a) by loaning portfolio securities; (b) by engaging in repurchase agreements; or (c) by purchasing non-publicly offered debt securities. For purposes of this limitation, the term “loans” shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

Concentration. Under current SEC and SEC staff interpretation, the Fund would “concentrate” its investments if more than 25% of the Fund’s total assets would be invested in securities of issuers conducting their principal business activities in the same industry. For purposes of this limitation, there is no limit on: (1) investments in U.S. Government securities, in repurchase agreements collateralized by U.S. Government securities, in tax-exempt securities issued by the states, territories or possessions of the United States (“municipal securities”) or in foreign government securities; or (2) investments in issuers domiciled in a single jurisdiction. Notwithstanding anything to the contrary, to the extent permitted by the 1940 Act, the Fund may invest in one or more investment companies; provided that, except to the extent the Fund invests in other investment companies pursuant to Section 12(d)(1)(A) or (F) of the 1940 Act, the Fund treats the assets of the investment companies in which it invests as its own for purposes of this policy.

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With respect to the percentages adopted by the Trust as maximum limitations on its investment policies and limitations, an excess above the fixed percentage will not be a violation of the policy or limitation unless the excess results immediately and directly from the acquisition of any security or the action taken. This paragraph does not apply to fundamental policy 1 for the Fund set forth above.

Notwithstanding any of the foregoing policies, any investment company, whether organized as a trust, association or corporation, or a personal holding company, may be merged or consolidated with or acquired by the Trust, provided that if such merger, consolidation or acquisition results in an investment in the securities of any issuer prohibited by said paragraphs, the Trust shall, within 90 days after the consummation of such merger, consolidation or acquisition, dispose of all of the securities of such issuer so acquired or such portion thereof as shall bring the total investment therein within the limitations imposed by said paragraphs above as of the date of consummation.

MANAGEMENT

Trustees and Officers

The Board is responsible for the overall management of the Trust, including general supervision and review of the investment activities of the Fund. The Board, in turn, elects the officers of the Trust, who are responsible for administering the day-to-day operations of the Trust and the Fund. Unless otherwise indicated in the table below, the address of each Trustee and officer of the Trust is c/o Angel Oak Capital Advisors, LLC, One Buckhead Plaza, 3060 Peachtree Rd. NW, Suite 500, Atlanta, Georgia 30305. Additional information about the Trustees and officers of the Trust is provided in the table below.

Name and Year of Birth	Position with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past 5 Years
Independent Trustees of the Trust(1)
Ira P. Cohen 1959	Independent Trustee	Since 2014; indefinite term	Executive Vice President, Recognos Financial (investment industry data analysis provider) (since 2015); Independent financial services consultant (since 2005).	3	Trustee, Valued Advisers Trust (since 2010) (15 portfolios); Trustee, Griffin Institutional Access Real Estate Fund (since April 2014) (1 portfolio).
Alvin R. Albe, Jr. 1953	Independent Trustee	Since 2014; indefinite term	Retired; Senior Advisor, The TCW Group, Inc. (asset manager) (2008–2013).	3	Director, Syntroleum Corporation (renewable energy firm) (1988–2014).
Keith M. Schappert 1951	Independent Trustee	Since 2014; indefinite term	President, Schappert Consulting LLC (investment industry consulting) (since 2008).	3
Trustee, Mirae Asset Discovery Funds (since 2010) (6 portfolios); Trustee, Metropolitan Series Fund, Inc. (since 2009) (30 portfolios); Trustee, Met Investors Series Trust (since 2012) (45 portfolios); Director, The Commonfund (investment management) (since 2012); Director, Calamos Asset Management, Inc. (investment management) (since 2012); Director of Trilogy Global Advisors (investment management) (2009–2011).

Interested Trustee of the Trust
Sreeniwas (Sreeni) V. Prabhu 1974	Interested Trustee, Chairman	Since April 2015; indefinite term	Chief Investment Officer, Portfolio Manager, Co-Founder, Angel Oak Capital Advisors, LLC (since 2009).	3	None.
(1)	The Trustees of the Trust who are not “interested persons” of the Trust as defined in the 1940 Act (“Independent Trustees”).

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Name and Year of Birth	Position with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Officers of the Trust
Dory S. Black, Esq. 1975	President	Since 2015; indefinite term
General Counsel, Angel Oak (since 2014); General Counsel, EARNEST Partners, LLC (investment management firm) (2014); Vice-President and Assistant General Counsel, GE Asset Management Incorporated (2004–2014).

Erlend Bo 1964	Vice President	Since 2015; indefinite term	Managing Director, Angel Oak (since 2014); Managing Director, TCW Investment Management Company (1998–2012).
R. Adam Langley 1967	Chief Compliance Officer	Since 2015; indefinite term
Chief Compliance Officer, Angel Oak Capital Advisors, LLC (since 2015); Compliance Manager, Invesco Advisers, Ltd. (2013–2015); Compliance Officer, Macquarie Group (2013); Chief Compliance Officer, Aspen Partners, Ltd. (2003–2013).

Lu Chang, CFA, FRM 1975	Secretary	Since 2015; indefinite term	Chief Risk Officer, Angel Oak Capital Advisors, LLC (since 2014); Vice-President and Finance Manager, Wells Fargo Advisors, LLC (investment advisory firm) (2010–2014).
Daniel Fazioli 1981	Treasurer	Since 2015; indefinite term	Controller, Angel Oak Capital Advisors, LLC (since 2015); Controller, Tang Capital Partners, LP (2014–2015); Associate, Goldman Sachs & Company, Inc. (2010–2014).

Additional Information Concerning the Board of Trustees.

The Role of the Board

The Board oversees the management and operations of the Trust. Like all mutual funds, the day-to-day management and operation of the Trust is the responsibility of the various service providers to the Trust, such as the Adviser, the distributor, administrator, the custodian and the transfer agent, each of whom are discussed in greater detail in this SAI. The Board has appointed various senior employees of the Adviser and administrator as officers of the Trust, with responsibility to monitor and report to the Board on the Trust’s operations. In conducting this oversight, the Board receives regular reports from these officers and the service providers. For example, the Treasurer reports as to financial reporting matters. In addition, the Adviser provides regular reports on the investment strategy and performance of the Fund. The Board has appointed a Chief Compliance Officer who administers the Trust’s compliance program and regularly reports to the Board as to compliance matters. These reports are provided as part of the Board’s regular Board Meetings, which are typically held quarterly, and involve the Board’s review of recent operations. While Angel Oak compensates the CCO for his services to the Trust, the Fund reimburses Angel Oak for a portion of the CCO’s salary.

Board Structure, Leadership

The Board has structured itself in a manner that it believes allows it to perform its oversight function effectively. It has established three standing committees—an Audit Committee, a Nominating and Governance Committee and a Valuation Oversight Committee—that are discussed in greater detail below under “Trust Committees.” At least a majority of the Board is comprised of Independent Trustees who are not affiliated with the Adviser, the principal underwriter, or their affiliates. The Committees are each comprised entirely of Independent Trustees.

Except for any duties specified herein or pursuant to the Trust’s Declaration of Trust and By-Laws, the designation of Chairman does not impose on Mr. Prabhu any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Board. Mr. Prabhu is an interested person of the Trust (as such term is defined in the 1940 Act) based upon his status as Chief Investment Officer, Co-Founder and Portfolio Manager of the Adviser. The Board has taken into consideration the fact that Mr. Prabhu is an interested person of the Trust with respect to their selection of him to serve as the Chairman of the Board of the Trust, and the Board of Trustees has determined that the use of an interested person as Chairman is appropriate and benefits shareholders because an interested Chairman has a personal as well as a professional stake in the management of the Trust. As noted, the majority of the Board is comprised of Independent Trustees, and the Board believes that maintaining a Board that has a majority of Independent Trustees allows the Board to operate in a manner that provides for an appropriate level of independent oversight and action. In accordance with applicable regulations regarding the governance of the Trust, the Independent Trustees have an opportunity to meet in a separate quarterly executive session in conjunction with each quarterly meeting of the Board during which they may review matters relating to their independent oversight of the Trust. The Independent Trustees have determined that because they comprise a majority of the Board, they can act independently and effectively without having an Independent Trustee serving as Chairman of the Board or as a lead independent trustee.

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The Board reviews annually the structure and operation of the Board and its committees. The Board has determined that the composition of the Board and the function and composition of its various committees provide the appropriate means and communication channels to address any potential conflicts of interest that may arise.

Board Oversight of Risk Management

As part of its oversight function, the Board of Trustees receives and reviews various risk management reports and discusses these matters with appropriate management and other personnel. Because risk management is a broad concept comprised of many elements (e.g., investment risk, issuer and counterparty risk, compliance risk, operational risks, business continuity risks), the oversight of different types of risks is handled in different ways. For example, the Audit Committee meets with the Treasurer and the Trust’s independent registered public accounting firm to discuss, among other things, the internal control structure of the Trust’s financial reporting function. The Board meets regularly with the Chief Compliance Officer to discuss compliance and operational risks and how they are managed. The Board also receives reports from the Adviser and its Chief Risk Officer as to investment and other risks of the Fund.

Information about Each Trustee’s Qualification, Experience, Attributes or Skills

The Board believes that each of the Trustees has the qualifications, experience, attributes and skills (“Trustee Attributes”) appropriate to their continued service as Trustees of the Trust in light of the Trust’s business and structure. In addition to a demonstrated record of business and/or professional accomplishment, each of the Trustees has demonstrated a commitment to discharging their oversight duties as trustees in the interests of shareholders. The Board annually conducts a “self-assessment” wherein the effectiveness of the Board is reviewed.

In addition to the information provided in the table above, below is certain additional information concerning each particular Trustee and his Trustee Attributes.

Mr. Prabhu’s Trustee Attributes.
Mr. Prabhu has over 15 years of experience in the financial services and investment management industry and co-founded the Adviser in 2009. Mr. Prabhu has served in a variety of management roles throughout his career. The Board believes that Mr. Prabhu’s experience, qualifications, attributes and skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that he possesses the requisite skills and attributes as a Trustee to carry out oversight responsibilities with respect to the Trust.

Mr. Cohen’s Trustee Attributes.
Mr. Cohen has over 30 years of experience in the financial services industry. He has served as Executive Vice President of Recognos Financial, a premier provider of semantic data analysis for the financial services industry, since 2015, and he has been an independent financial services consultant since 2005. Mr. Cohen has served a variety of management roles for various financial and investment companies throughout his career. Additionally, Mr. Cohen serves as an independent trustee of the trust in which the Adviser’s first mutual fund was launched. The Board believes that Mr. Cohen’s experience, qualifications, attributes and skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that he possesses the requisite skills and attributes as a Trustee to carry out oversight responsibilities with respect to the Trust.

Mr. Albe’s Trustee Attributes.
Mr. Albe has over 30 years of experience in the investment management industry, including having served as executive management for a large asset management firm and its affiliated investment companies. Mr. Albe is a Certified Public Accountant (non-practicing) and has past experience as a member of the board and audit committee of a publicly held company. Mr. Albe is an audit committee financial expert of the Trust. The Board believes that Mr. Albe’s experience, qualifications, attributes and skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that he possesses the requisite skills and attributes as a Trustee to carry out oversight responsibilities with respect to the Trust.

Mr. Schappert’s Trustee Attributes.
Mr. Schappert has over 40 years of experience in the investment management industry. He has been an independent financial services consultant for his own consulting business, Schappert Consulting, LLC, since 2008 and has served a variety of management roles for various financial and investment companies throughout his career. The Board believes that Mr. Schappert’s experience, qualifications, attributes and skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that he possesses the requisite skills and attributes as a Trustee to carry out oversight responsibilities with respect to the Trust.

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Trust Committees

The Trust has three standing committees: the Audit Committee, the Nominating and Governance Committee and the Valuation Oversight Committee.

The Audit Committee is comprised of all of the Independent Trustees. The function of the Audit Committee is to review the scope and results of the annual audit of the Fund and any matters bearing on the audit or the Fund’s financial statements and to ensure the integrity of the Fund’s financial reporting. The Audit Committee also recommends to the Board of Trustees the annual selection of the independent registered public accounting firm for the Fund and it reviews and pre-approves audit and certain non-audit services to be provided by the independent registered public accounting firm. For the fiscal period ended January 31, 2016, the Audit Committee met two times.

The Nominating and Governance Committee, comprised of all the Independent Trustees, is responsible for seeking and reviewing candidates for consideration as nominees for Trustees. The Committee has a policy in place for considering Trustee candidates recommended by shareholders. Nomination submissions must be accompanied by all information relating to the recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Trustees, as well as information sufficient to evaluate the individual’s qualifications. Nomination submissions must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders. In addition, a nominee must provide such additional information as reasonably requested by the Committee. The Committee will consider recommendations by shareholders for up to one year from receipt. Nomination submissions should be sent to:

Secretary, Angel Oak Funds Trust
c/o Angel Oak Capital Advisors, LLC
3060 Peachtree Road NW, Suite 500
Atlanta, GA 30305

The Committee meets on an as needed basis. For the fiscal period ended January 31, 2016, the Nominating and Governance Committee met three times.

The Valuation Oversight Committee, comprised of all the Independent Trustees, oversees valuation matters of the Trust delegated to the Trust’s Pricing Committee, including the fair valuation determinations and methodologies proposed and utilized by the Pricing Committee, reviews the Trust’s valuation procedures and their application by the Pricing Committee, reviews pricing errors and procedures for calculation of net asset value of each series of the Trust and responds to other matters deemed appropriate by the Board. The actions of the Valuation Oversight Committee are subsequently reviewed and ratified by the Board. The Valuation Oversight Committee meets at least annually. For the fiscal period ended January 31, 2016, the Valuation Oversight Committee met five times.

In addition to the above committees, there is also a Pricing Committee, appointed by the Board, comprised of certain officers of the Trust and employees of the Adviser. The Pricing Committee is responsible for valuing securities held by the Fund for which current and reliable market quotations are not readily available.

Trustee Ownership of Fund Shares and Other Interests

The table below shows for each Trustee, the amount of Predecessor High Yield Fund equity securities beneficially owned by each Trustee, and the aggregate value of all investments in equity securities of the Trust, as of December 31, 2015 and stated as one of the following ranges: A = None; B = $1-$10,000; C = $10,001-$50,000; D = $50,001-$100,000; and E = over $100,000.

Name of Trustee	Dollar Range of Equity Securities in the Predecessor High Yield Fund	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by the Trustees in Family of Investment Companies
Non-Interested Trustees
Alvin R. Albe, Jr.	[A]	[E]
Ira P. Cohen	[A]	[A]
Keith M. Schappert	[A]	[A]
Interested Trustee
Sreeniwas (Sreeni) V. Prabhu	[A]	[B]

Furthermore, neither the Independent Trustees nor members of their immediate family own securities beneficially or of record in the Adviser, the Fund’s principal underwriter, or any of their affiliates. Accordingly, during the two most recently completed calendar years, neither the Independent Trustees nor members of their immediate family, have had a direct or indirect interest, the value of which exceeds $120,000, in the Adviser, the Trust’s principal underwriter or any of its affiliates.

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Compensation

Those Trustees who are not employees of the Adviser receive an annual retainer of $30,000 (pro-rated for any periods less than one year), as well as reimbursement for reasonable expenses incurred in connection with attendance at meetings. Each Independent Trustee also receives a fee of $7,500 for each regularly scheduled meeting attended in person. The Trust does not have any pension or retirement plans. For the fiscal year ended January 31, 2016, the following compensation was paid to the Trustees by the Fund:

Name of Person/Position	Aggregate Compensation from the High Yield Fund(1)	Total Compensation from the Fund and Fund Complex Paid to Trustees(2)
Non-Interested Trustees
Alvin R. Albe, Jr., Trustee	$0	$37,500
Ira P. Cohen, Trustee	$0	$37,500
Keith M. Schappert, Trustee	$0	$37,500
Interested Trustee
Sreeniwas (Sreeni) V. Prabhu, Chairman, Trustee	$0	$0
(1)
Because the High Yield Fund had not commenced operations as a series of the Trust as of January 31, 2016, no compensation was paid from the Fund. For the fiscal year ending January 31, 2017, the High Yield Fund is estimated to pay each Independent Trustee $36,498.

(2)	For the fiscal year ending January 31, 2017, each Independent Trustee is estimated to receive total compensation of $60,000 from the Trust.

Investment Adviser

The Fund’s Adviser is Angel Oak Capital Advisors, LLC, One Buckhead Plaza, 3060 Peachtree Rd. NW, Suite 500, Atlanta, Georgia 30305. Angel Oak Capital Advisors, LLC was formed in 2009 by Michael A. Fierman, Sreeniwas (Sreeni) V. Prabhu and Brad A. Friedlander.

Under the terms of the investment advisory agreement (the “Agreement”), the Adviser manages the Fund’s investments subject to oversight by the Board of Trustees. As compensation for its management services, the Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 0.55% of the average daily net assets of the Fund.

The Adviser has contractually agreed to waive its fees and/or reimburse certain expenses (exclusive of any front-end sales loads, taxes, interest on borrowings, dividends on securities sold short, brokerage commissions, 12b-1 fees, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization and extraordinary expenses and inclusive of organizational expenses) to limit the Total Annual Fund Operating Expenses after Fee Waiver/Expense Reimbursement to 0.65% of the High Yield Fund’s average daily net assets (the “Expense Limit”) through May 31, 2018. The Fund may have Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement higher than the Expense Limit as a result of any acquired fund fees and expenses or other expenses that are excluded from the calculation. The contractual arrangement may be changed or eliminated at any time by the Board of Trustees, on behalf of the Fund, upon 60 days’ written notice to the Adviser. The contractual arrangement may not be terminated by the Adviser without the consent of the Board of Trustees. The Adviser may recoup from the Fund any waived amount or reimbursed expenses pursuant to this agreement if such recoupment does not cause the Fund to exceed the current Expense Limit or the Expense Limit in place at the time of the waiver (whichever is lower) and the recoupment is made within three years after the fiscal year in which the Adviser incurred the expense.

The Adviser retains the right to use the name “Angel Oak” in connection with another investment company or business enterprise with which the Adviser is or may become associated. The Trust’s right to use the name “Angel Oak” automatically ceases 90 days after termination of the Agreement and may be withdrawn by the Adviser on 90 days’ written notice.

The Adviser may make payments to banks or other financial institutions that provide shareholder services and administer shareholder accounts. If a bank or other financial institution were prohibited from continuing to perform all or a part of such services, management of the Fund believes that there would be no material impact on the Fund or shareholders. Banks and other financial institutions may charge their customers fees for offering these services to the extent permitted by applicable regulatory authorities, and the overall return to those shareholders availing themselves of the bank services will be lower than to those shareholders who do not. The Fund may from time to time purchase securities issued by banks and other financial institutions that provide such services; however, in selecting investments for the Fund, no preference will be shown for such securities.

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To aid in the selection of bank subordinated debt, the Adviser may use research provided by Angel Oak Consulting Group Portfolio Management, LLC (“AOCGPM”), an affiliate of the Adviser. Although the Adviser may take into consideration AOCGPM’s research, the Adviser has the sole discretion to select the bank subordinated debt securities in which the Fund will invest. No fee is paid to AOCGPM.

About the Portfolio Managers

Matthew R. Kennedy and James H. Hentges have primary responsibility for the day-to-day management of the High Yield Fund. The Fund’s portfolio management team also includes Sreeniwas (Sreeni) V. Prabhu, Navid Abghari, and Johannes Palsson. As of [  ], 2016 the portfolio managers were responsible for managing on behalf of the Adviser the following accounts other than the Fund:

Matthew R. Kennedy and James H. Hentges

Number and Assets of Other Accounts			Number and Assets of Accounts for which Advisory Fee is Performance Based
Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
0 $0	0 $0	0 $0	0 $0	0 $0	0 $0

Sreeniwas (Sreeni) V. Prabhu

Number and Assets of Other Accounts			Number and Assets of Accounts for which Advisory Fee is Performance Based
Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
[ ] $[ ]	[ ] $[ ]	[ ] $[ ]	[ ] $[ ]	[ ] $[ ]	[ ] $[ ]

Navid Abghari

Number and Assets of Other Accounts			Number and Assets of Accounts for which Advisory Fee is Performance Based
Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
[ ] $[ ]	[ ] $[ ]	[ ] $[ ]	[ ] $[ ]	[ ] $[ ]	[ ] $[ ]

Johannes Palsson

Number and Assets of Other Accounts			Number and Assets of Accounts for which Advisory Fee is Performance Based
Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
[ ] $[ ]	[ ] $[ ]	[ ] $[ ]	[ ] $[ ]	[ ] $[ ]	[ ] $[ ]

Sreeniwas (Sreeni) V. Prabhu

Number and Assets of Other Accounts			Number and Assets of Accounts for which Advisory Fee is Performance Based
Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
[ ] $[ ]	[ ] $[ ]	[ ] $[ ]	[ ] $[ ]	[ ] $[ ]	[ ] $[ ]

Compensation: The Portfolio Managers receive an annual base salary from the Adviser. Mr. Prabhu has an ownership interest in the Adviser and may receive distributions from the Adviser, which may come from profits generated by the Adviser. Messrs. Kennedy and Hentges are not expected to receive any compensation from the Adviser prior to the reorganization of the Predecessor High Yield Fund with and into the Fund.

Potential Conflicts of Interest: Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. More specifically, portfolio managers who manage multiple funds and/or other accounts may experience the following potential conflicts: The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Investment decisions for client accounts are also made consistent with a client’s individual investment objective and needs. Accordingly, there may be circumstances when purchases or sales of securities for one or more client accounts will have an adverse effect on other clients. The Adviser may seek to manage such competing interests by: (1) having a portfolio manager focus on a particular investment discipline; (2) utilizing a quantitative model in managing accounts; and/or (3) reviewing performance differences between similarly managed accounts on a periodic basis to ensure that any such differences are attributable by differences in investment guidelines and timing of cash flows. The Adviser also maintains a Code of Ethics to establish standards and procedures for the detection and prevention of activities by which persons having knowledge of the investments and investment intentions of the Fund may abuse their fiduciary duties to the Fund.

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If a portfolio manager identifies a limited investment opportunity that may be suitable for more than one client, the Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, the Adviser has adopted procedures for allocating portfolio transactions across multiple accounts.

With respect to securities transactions for clients, the Adviser determines which broker to use to execute each order. However, the Adviser may direct securities transactions to a particular broker/dealer for various reasons including receipt of research or participation interests in initial public offerings that may or may not benefit the Fund. To deal with these situations, the Adviser has adopted procedures to help ensure best execution of all client transactions.

Finally, the appearance of a conflict of interest may arise where the Adviser has an incentive, such as a performance-based management fee, which relates to the management of one but not all accounts for which a portfolio manager has day-to-day management responsibilities.

The Fund is required to show the dollar amount range of each portfolio manager’s beneficial ownership of shares of the Fund as of the end of the most recently completed fiscal year. As of the dates indicated below, the Portfolio Managers owned shares of the Predecessor High Yield Fund in the following ranges:

Information as of March 31, 2015
Portfolio Manager	Dollar Range of Equity Securities in the Predecessor High Yield Fund
Matthew R. Kennedy	$500,001 - $1 million
James H. Hentges	$100,001 - $500,000

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of the date of this SAI, there were no outstanding shares of the Fund.

PORTFOLIO TRANSACTIONS

How Securities are Purchased and Sold

Purchases and sales of portfolio securities that are fixed income securities (for instance, money market instruments and bonds, notes and bills) usually are principal transactions. In a principal transaction, the party from whom the Fund purchases or to whom the Fund sells is acting on its own behalf (and not as the agent of some other party such as its customers). These securities normally are purchased directly from the issuer or from an underwriter or market maker for the securities. There usually are no brokerage commissions paid for these securities.

Purchases and sales of portfolio securities that are equity securities (for instance common stock and preferred stock) are generally effected: (1) if the security is traded on an exchange, through brokers who charge commissions; and (2) if the security is traded in the “over-the-counter” markets, in a principal transaction directly from a market maker. In transactions on stock exchanges, commissions are negotiated. When transactions are executed in an over-the-counter market, the Adviser will seek to deal with the primary market makers; but when necessary to obtain best execution, the Adviser will utilize the services of others.

The price of securities purchased from underwriters includes a disclosed fixed commission or concession paid by the issuer to the underwriter, and prices of securities purchased from dealers serving as market makers reflects the spread between the bid and asked price.

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In the case of fixed income and equity securities traded in the over-the-counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission or markup.

Adviser Responsibility for Purchases and Sales

The Adviser places orders for the purchase and sale of securities with broker-dealers selected by and in the discretion of the Adviser. The Fund does not have any obligation to deal with a specific broker or dealer in the execution of portfolio transactions. Allocations of transactions to brokers and dealers and the frequency of transactions are determined by the Adviser in its best judgment and in a manner deemed to be in the best interest of the Fund rather than by any formula.

The Adviser seeks “best execution” for all portfolio transactions. This means that the Adviser seeks the most favorable price and execution available. The Adviser’s primary consideration in executing transactions for the Fund is prompt execution of orders in an effective manner and at the most favorable price available.

Choosing Broker-Dealers

The Fund may not always pay the lowest commission or spread available. Rather, in determining the amount of commissions (including certain dealer spreads) paid in connection with securities transactions, the Adviser takes into account factors such as size of the order, difficulty of execution, efficiency of the executing broker’s facilities (including the research services described below) and any risk assumed by the executing broker.

Consistent with applicable rules and the Adviser’s duties, the Adviser may consider payments made by brokers effecting transactions for the Fund. These payments may be made to the Fund or to other persons on behalf of the Fund for services provided to the Fund for which those other persons would be obligated to pay.

The Adviser may also utilize a broker and pay a slightly higher commission if, for example, the broker has specific expertise in a particular type of transaction (due to factors such as size or difficulty), or it is efficient in trade execution.

Securities of Regular Broker-Dealers

From time to time, the Fund may acquire and hold securities issued by its “regular brokers and dealers” or the parents of those brokers and dealers. For this purpose, regular brokers and dealers are the 10 brokers or dealers that: (1) received the greatest amount of brokerage commissions during the Fund’s last fiscal year; (2) engaged in the largest amount of principal transactions for portfolio transactions of the Fund during the Fund’s last fiscal year; or (3) sold the largest amount of the Fund’s shares during the Fund’s last fiscal year.

Obtaining Research from Brokers

The Adviser has full brokerage discretion. The Adviser evaluates the range and quality of a broker’s services in placing trades such as securing best price, confidentiality, clearance and settlement capabilities, promptness of execution and the financial stability of the broker-dealer. The Adviser may give consideration to research services furnished by brokers to the Adviser for its use and may cause the Fund to pay these brokers a higher amount of commission than may be charged by other brokers. This research is designed to augment the Adviser’s own internal research and investment strategy capabilities. This research may include reports that are common in the industry such as industry research reports and periodicals, quotation systems, software for portfolio management and formal databases. Typically, the research will be used to service all of the Adviser accounts, although a particular client may not benefit from all the research received on each occasion. The Adviser fees are not reduced by reason of receipt of research services. Most of the brokerage commissions for research are for investment research on specific companies or industries. And, because the Adviser will follow a limited number of securities most of the commission dollars spent on research will directly benefit clients and the Fund’s investors.

Counterparty Risk

The Adviser monitors the creditworthiness of counterparties to the Fund’s transactions and intends to enter into a transaction only when it believes that the counterparty presents minimal and appropriate credit risks.

Transactions through Affiliates

The Adviser may effect brokerage transactions through affiliates of the Adviser (or affiliates of those persons) pursuant to procedures adopted by the Trust.

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Other Accounts of the Adviser

Investment decisions for the Fund are made independently from those for any other account or investment company that is or may in the future become advised by the Adviser or its affiliates. Investment decisions are the product of many factors, including basic suitability for the particular client involved. Likewise, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the security. In some instances, one client may sell a particular security to another client. In addition, two or more clients may simultaneously purchase or sell the same security, in which event, each day’s transactions in such security are, insofar as is possible, averaged as to price and allocated between such clients in a manner which, in the Adviser’s opinion, is in the best interest of the affected accounts and is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of a portfolio security for one client could have an adverse effect on another client that has a position in that security. In addition, when purchases or sales of the same security for the Fund and other client accounts managed by the Adviser occurs contemporaneously, the purchase or sale orders may be aggregated to obtain any price advantages available to large denomination purchases or sales.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Trust, on behalf of the Fund, has adopted a portfolio holdings disclosure policy that governs the timing and circumstances of disclosure of portfolio holdings of the Fund. Information about the Fund’s portfolio holdings will not be distributed to any third party except in accordance with the portfolio holdings policies and the Adviser’s Policy (the “Disclosure Policies”). The Adviser and the Board considered the circumstances under which the Fund’s portfolio holdings may be disclosed under the Disclosure Policies and the actual and potential material conflicts that could arise in such circumstances between the interests of the Fund’s shareholders and the interests of the Adviser, distributor or any other affiliated person of the Fund. After due consideration, the Adviser and the Board determined that the Fund has a legitimate business purpose for disclosing portfolio holdings to persons described in the Disclosure Policies, including mutual fund rating or statistical agencies, or persons performing similar functions, and internal parties involved in the investment process, administration or custody of the Fund. Pursuant to the Disclosure Policies, the Trust’s Chief Compliance Officer (“CCO”) is authorized to consider and authorize dissemination of portfolio holdings information to additional third parties, after considering whether the disclosure is for a legitimate business purpose and is in the best interests of the Fund’s shareholders. The Adviser has also adopted a policy with respect to disclosure of portfolio holdings of the Fund (the “Adviser’s Policy”). The Adviser’s Policy is consistent with the Trust’s portfolio holdings disclosure policy and is used in furtherance of the Trust’s policy.

The Board exercises continuing oversight of the disclosure of the Fund’s portfolio holdings by (1) overseeing the implementation and enforcement of the Disclosure Policies, Codes of Ethics and other relevant policies of the Fund and its service providers by the Trust’s CCO, (2) by considering reports and recommendations by the Trust’s CCO concerning any material compliance matters (as defined in Rule 38a-1 under the 1940 Act), and (3) by considering to approve any amendment to the Disclosure Policies. The Board reserves the right to amend the Disclosure Policies at any time without prior notice to shareholders in its sole discretion.

Disclosure of the Fund’s complete holdings is required to be made after the periods covered by the Fund’s Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report on Form N-Q. These reports are available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov.

Generally, between the 5th and 10th business day of the month following each month (or quarter) end, the Fund may provide, at the Adviser’s discretion, its portfolio holdings to various rating and ranking organizations, including, but not limited to, FactSet, Lipper (a Thompson Reuters company), Morningstar, Inc., Standard & Poor’s Financial Services, LLC, Bloomberg L.P., Thomson Reuters Corporation, Vickers Stock Research Corporation and Capital-Bridge, Inc. In addition, generally between the 5th and 10th business day of the month following the month (or quarter) end, the Fund will post to its website a list of its top ten holdings or full portfolio holdings at the discretion of the Adviser. The timing, frequency and type (i.e., ratings/rankings/holdings) of disclosure may change at the Adviser’s discretion, as well as whether to post to the Fund’s website.

In the event of a conflict between the interests of the Fund and the interests of the Adviser or an affiliated person of the Adviser, the CCO of the Adviser, in consultation with the Trust’s CCO, shall make a determination in the best interests of the Fund, and shall report such determination to the Board at the end of the quarter in which such determination was made. Any employee of the Adviser who suspects a breach of this obligation must report the matter immediately to the Adviser’s CCO or to his or her supervisor.

In addition, material non-public holdings information may be provided without lag as part of the normal investment activities of the Fund to each of the following entities, which, by explicit agreement or by virtue of their respective duties to the Fund, are required to maintain the confidentiality of the information disclosed, including a duty not to trade on non-public information: the fund administrator, fund accountant, custodian, transfer agent, auditors, counsel to the Fund or the Board, broker-dealers (in connection with the purchase or sale of securities or requests for price quotations or bids on one or more securities) and regulatory authorities. Portfolio holdings information not publicly available with the SEC or through the Fund’s website may only be provided to additional third parties, including mutual fund ratings or statistical agencies, in accordance with the Disclosure Policies, when the Fund has a legitimate business purpose and the third party recipient is subject to a confidentiality agreement that includes a duty not to trade on non-public information.

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Service providers are subject to a duty of confidentiality pursuant to contract, applicable policies and procedures, or professional code and may not disclose non-public portfolio holdings information unless specifically authorized. In some cases, a service provider may be required to execute a non-disclosure agreement. Non-disclosure agreements include the following provisions:

•	The recipient agrees to keep confidential any portfolio holdings information received.
•	The recipient agrees not to trade on the non-public information received.
•	The recipient agrees to refresh its representation as to confidentiality and abstention from trading upon request from the Adviser.

Information about the Fund’s portfolio holdings may be distributed to institutional consultants evaluating a particular Fund on behalf of potential investors.

Portfolio holdings disclosure may also be made pursuant to prior written approval by the CCO. Prior to approving any such disclosure, the CCO will ensure that procedures, processes and agreements are in place to provide reasonable assurance that the portfolio holdings information will only be used in accordance with the objectives of the Disclosure Policies.

In no event shall the Adviser, its affiliates or employees, the Fund, or any other party receive any direct or indirect compensation in connection with the disclosure of information about the Fund’s portfolio holdings.

There can be no assurance that the Disclosure Policies will protect the Fund from potential misuse of portfolio holdings information by individuals or entities to which it is disclosed.

From time to time, the Adviser may make additional disclosure of the Fund’s portfolio holdings on the Fund’s website. Shareholders can access the Fund’s website at www.angeloakcapital.com for additional information about the Fund, including, without limitation, the periodic disclosure of its portfolio holdings.

PROXY VOTING POLICY

The Board has adopted Proxy Voting Policies and Procedures (the “Policies”) on behalf of the Trust which delegate the responsibility for voting proxies to the Adviser, subject to the Board’s continuing oversight. The Policies require that the Adviser vote proxies received in a manner consistent with the best interests of the Fund and its shareholders. The Policies also require the Adviser to present to the Board, at least annually, the Adviser’s Proxy Policies (as defined below) and a record of each proxy voted by the Adviser on behalf of the Fund, including a report on the resolution of all proxies identified by the Adviser as involving a conflict of interest. The Adviser has also adopted the following Proxy Voting Policies and Procedures (“Adviser’s Proxy Policies”).

In its role as investment adviser to the Fund, the Adviser has adopted those proxy voting policies adopted by the Trust. To the extent that the Trust’s policies do not cover potential voting issues with respect to proxies received by the Fund, the Fund has delegated to the Adviser the authority to act on its behalf to promote the Fund’s investment objective, subject to the provisions of the Trust’s policies regarding resolution of a conflict of interest with respect to the Adviser.

The Adviser recognizes that under certain circumstances it may have a conflict of interest in voting proxies on behalf of the Fund. A “conflict of interest,” means any circumstance when the Adviser (including officers, directors, agents and employees) knowingly does business with, receives compensation from, or sits on the board of, a particular issuer or closely affiliated entity, and, therefore, may appear to have a conflict of interest between its own interests and the interests of fund shareholders in how proxies of that issuer are voted. The Adviser has adopted the Trust’s procedures as they relate to the resolution of conflicts of interest with respect to voting shares of the Fund.

The Trust will file a Form N-PX, with the Fund’s complete proxy voting record for the 12 months ended June 30, no later than August 31st of each year. Form N-PX for the Fund will be available without charge, upon request, by calling toll-free (855) 751-4324 and on the SEC’s website at www.sec.gov.

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ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

The information provided below supplements the information contained in the Prospectus regarding the purchase and redemption of the Fund’s shares.

How to Buy or Exchange Shares

In addition to purchasing or exchanging shares directly from the Fund, you may purchase or exchange shares of the Fund through certain financial intermediaries and their agents and other authorized designees that have made arrangements with the Fund and are authorized to buy and exchange shares of the Fund (collectively, “Financial Intermediaries”). Investors should contact their Financial Intermediary directly for appropriate instructions, as well as information pertaining to accounts and any service or transaction fees that may be charged. If you transmit your order to these Financial Intermediaries before the close of the Fund (generally 4:00 p.m., Eastern time) on a day that the NYSE is open for business, your order will be priced based on the Fund’s NAV next computed after it is received by the Financial Intermediary. Investors should check with their Financial Intermediary to determine if it participates in these arrangements. A Fund will be deemed to have received a purchase, redemption or exchange order when the Financial Intermediary receives the order.

Shares are priced at the Fund’s NAV plus any applicable sales charge next determined after U.S. Bancorp Fund Services (“USBFS”) receives your order in proper form, as discussed in the Fund’s Prospectus. To receive the applicable price at that day’s NAV, USBFS must receive your order in proper form before the close of the Fund, generally 4:00 p.m., Eastern time.

The Trust reserves the right in its sole discretion (i) to suspend the continued offering of Fund shares, (ii) to reject purchase or exchange orders in whole or in part when in the judgment of the Adviser or the distributor such rejection is in the best interest of the Fund, and (iii) to reduce or waive the minimum for initial and subsequent investments for certain fiduciary accounts or under circumstances where certain economies can be achieved in sales of Fund shares.

In addition to cash purchases, Fund shares may be purchased by tendering payment in-kind in the form of shares of stock, bonds or other securities. Any securities used to buy Fund shares must be readily marketable, their acquisition consistent with the Fund’s objective and otherwise acceptable to the Adviser and the Board. Please see “Purchases In-Kind” below for more information.

Automatic Investment Plan

As discussed in the Prospectus, the Fund provides an Automatic Investment Plan (“AIP”) for the convenience of investors who wish to purchase shares of the Fund on a regular basis. All record keeping and custodial costs of the AIP are paid by the Fund. The market value of Fund shares is subject to fluctuation. Prior to participating in the AIP the investor should keep in mind that this plan does not assure a profit nor protect against depreciation in declining markets.

How to Sell Shares and Delivery of Redemption Proceeds

You can sell your Fund shares any day the NYSE is open for regular trading, either directly to the Fund or through your Financial Intermediary.

Payments to shareholders for Fund shares redeemed directly from the Fund will be made as promptly as possible, but no later than seven days after receipt by the Fund’s transfer agent of the written request in proper form, with the appropriate documentation as stated in the Prospectus, except that the Fund may suspend the right of redemption or postpone the date of payment during any period when (a) trading on the NYSE is restricted as determined by the SEC or the NYSE is closed for other than weekends and holidays; (b) an emergency exists as determined by the SEC making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable; or (c) for such other period as the SEC may permit for the protection of the Fund’s shareholders. Under unusual circumstances, the Fund may suspend redemptions, or postpone payment for more than seven days, but only as authorized by SEC rules.

The value of shares on redemption or repurchase may be more or less than the investor’s cost, depending upon the market value of the Fund’s portfolio securities at the time of redemption or repurchase.

Telephone Redemptions

Shareholders with telephone transaction privileges established on their account may redeem Fund shares by telephone. Upon receipt of any instructions or inquiries by telephone from the shareholder, the Fund or its authorized agents may carry out the instructions and/or to respond to the inquiry consistent with the shareholder’s previously established account service options. For joint accounts, instructions or inquiries from either party will be carried out without prior notice to the other account owners. In acting upon telephone instructions, the Fund and its agents use procedures that are reasonably designed to ensure that such instructions are genuine. These include recording all telephone calls, requiring pertinent information about the account and sending written confirmation of each transaction to the registered owner.

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USBFS will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. If USBFS fails to employ reasonable procedures, the Fund and USBFS may be liable for any losses due to unauthorized or fraudulent instructions. If these procedures are followed, however, that to the extent permitted by applicable law, neither the Fund nor its agents will be liable for any loss, liability, cost or expense arising out of any redemption request, including any fraudulent or unauthorized request. For additional information, contact USBFS.

Redemptions In-Kind

Each Fund has reserved the right to pay the redemption price of its shares, either totally or partially, by a distribution in-kind of portfolio securities (instead of cash). The securities so distributed would be valued at the same amount as that assigned to them in calculating the NAV for the shares being sold. If a shareholder receives a distribution in-kind, the shareholder could incur subsequent brokerage or other charges in converting the securities to cash and will bear any market risks associated with such securities until they are converted into cash. A redemption in-kind is treated as a taxable transaction and a sale of the redeemed shares, generally resulting in capital gain or loss to you, subject to certain loss limitation rules. Shareholders’ ability to liquidate securities distributed in-kind may be restricted by resale limitations or substantial restrictions on transfer imposed by the issuers of the securities or by law. Shareholders may only be able to liquidate securities distributed in-kind at a substantial discount from their value, and there may be higher brokerage costs associated with any subsequent disposition of these securities by the recipient.

Purchases In-Kind

Securities received by the Fund in connection with an in-kind purchase will be valued in accordance with the Fund’s valuation procedures as of the time of the next-determined NAV per share of the Fund following receipt in good form of the order. In situations where the purchase is made by an affiliate of the Fund with securities received by the affiliate through a redemption in-kind from another fund, the redemption in-kind and purchase in-kind must be effected simultaneously, the Fund and the redeeming fund must have the same procedures for determining their NAVs, and the Fund and the redeeming fund must ascribe the same value to the securities. Please call (855) 751-4324 before attempting to purchase shares in-kind. The Fund reserves the right to amend or terminate this practice at any time.

Distributions

Distributions of net investment income will be reinvested at the Fund’s NAV (unless you elect to receive distributions in cash) as of the payment date. Distributions of capital gain will be reinvested at the NAV of the Fund (unless you elect to receive distributions in cash) on the payment date for the distribution. Cash payments may be made more than seven days following the date on which distributions would otherwise be reinvested.

TAXATION

The tax information set forth in the Prospectus and the information in this section relates solely to federal income tax law and assumes that the Fund qualifies as a regulated investment company (as discussed below). Such information is only a summary of certain key Federal income tax considerations affecting the Fund and its shareholders and is in addition to the information provided in the Prospectus. No attempt has been made to present a complete explanation of the Federal tax treatment of the Fund or the tax implications to shareholders. The discussions here and in the Prospectus are not intended as substitutes for careful tax planning.

This “Taxation” section is based on the Internal Revenue Code of 1986 (the “Code”) and applicable regulations in effect on the date of the Prospectus. Future legislative or administrative changes or court decisions may significantly change the tax rules applicable to the Fund and its shareholders. Any of these changes or court decisions may have a retroactive effect.

All investors should consult their own tax advisors as to the federal, state, local and foreign tax consequences of an investment in the Fund.

Qualification as a Regulated Investment Company

Each Fund intends, for each tax year, to qualify as a “regulated investment company” under the Code.

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Federal Income Tax Consequences of Qualification

As a regulated investment company, the Fund will not be subject to Federal income tax on the portion of its investment company taxable income (that is, taxable interest, dividends, net short-term capital gains and other taxable ordinary income, net of expenses) and net capital gain (that is, the excess of net long-term capital gains over net short-term capital losses) that it distributes to shareholders. To qualify to be taxed as a regulated investment company, generally the Fund must satisfy the following requirements:

•  The Fund must distribute an amount at least equal to the sum of 90% of its investment company taxable income and 90% of its net tax-exempt interest, if any, each tax year (certain distributions made by the Fund after the close of its tax year are considered distributions attributable to the previous tax year for purposes of satisfying this requirement (“Distribution Requirement”)).

•  The Fund must derive at least 90% of its gross income each year from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities, or other income (including gains from options and futures contracts) derived from its business of investing in securities and net income derived from interests in qualified publicly traded partnerships.

•  The Fund must satisfy the following asset diversification test at the close of each quarter of the Fund’s tax year: (1) at least 50% of the value of the Fund’s assets must consist of cash, cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund’s total assets in securities of an issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of the issuer); and (2) no more than 25% of the value of the Fund’s total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses or in the securities of one or more qualified publicly traded partnerships.

While the Fund presently intends to make cash distributions (including distributions reinvested in Fund shares) for each tax year in an aggregate amount sufficient to satisfy the Distribution Requirement and eliminate Federal income tax, the Fund may use “equalization accounting” (in lieu of making some or all cash distributions) for those purposes. To the extent that the Fund uses equalization accounting it will allocate a portion of its undistributed investment company taxable income and net capital gain to redemptions of Fund shares and will correspondingly reduce the amount of such income and gain that it distributes in cash. If the IRS determines that the Fund’s allocation is improper and that the Fund has under-distributed its income and gain for any tax year, the Fund may be liable for Federal income and/or excise tax, and, if the Distribution Requirement has not been met, may also be unable to continue to qualify for treatment as a regulated investment company (see discussion below on what happens if the Fund fails to qualify for that treatment).

Failure to Qualify

If for any tax year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for dividends paid to shareholders, and the dividends will generally be taxable to the shareholders as ordinary income to the extent of the Fund’s current and accumulated earnings and profits. In addition, the Fund could be required to recognize unrealized gains, pay taxes and make distributions (any of which could be subject to interest charges) before re-qualifying for taxation as a regulated investment company. If the Company fails to satisfy either the income test or asset diversification test described above, in certain cases, however, the Fund may be able to avoid losing its status as a regulated investment company by timely providing notice of such failure to the IRS, curing such failure and possibly paying an additional tax or penalty.

Failure to qualify as a regulated investment company would thus have a negative impact on the Fund’s income and performance. It is possible that any Fund will not qualify as a regulated investment company in any given tax year.

Fund Distributions

Each Fund anticipates distributing substantially all of its investment company taxable income and net tax-exempt interest (if any) for each tax year. These distributions are taxable to you as ordinary income. A portion of these distributions may qualify for the 70% dividends-received deduction for corporate shareholders.

A portion of the Fund’s distributions may be treated as “qualified dividend income,” taxable to individuals, under current law, at a maximum Federal income tax rate of either 15% or 20% (depending on whether the individual’s income exceeds certain threshold amounts). A distribution is treated as qualified dividend income to the extent that the Fund receives dividend income from taxable domestic corporations and certain qualified foreign corporations, provided that holding period and other requirements are met by the Fund and the shareholder. To the extent the Fund’s distributions are attributable to other sources, such as interest or capital gains, the distributions are not treated as qualified dividend income.

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Given the Fund’s investment strategies, it is not expected that a significant portion of any Fund’s dividends will be eligible to be designated as qualified dividend income or the dividends-received deduction.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

Each Fund anticipates distributing substantially all of its net capital gain for each tax year. These distributions generally are made only once a year, usually in November or December, but the Fund may make additional distributions of net capital gain at any time during the year. These distributions are taxable to you as long-term capital gain, regardless of how long you have held shares. These distributions do not qualify for the dividends-received deduction.

Each Fund will operate on a fiscal, and therefore taxable, year ending January 31 of each year.

Distributions by the Fund that do not constitute ordinary income dividends, qualified dividend income or capital gain dividends will be treated as a return of capital. Return of capital distributions reduce your tax basis in the shares and are treated as gain from the sale of the shares to the extent your basis would be reduced below zero.

All distributions by the Fund will be treated in the manner described above regardless of whether the distribution is paid in cash or reinvested in additional shares of the Fund (or of another fund). If you receive distributions in the form of additional shares, you will be treated as receiving a distribution in an amount equal to the amount of cash that could have been received instead of shares.

You may purchase shares with an NAV at the time of purchase that reflects undistributed net investment income or recognized capital gain, or unrealized appreciation in the value of the assets of the Fund. Distributions of these amounts are taxable to you in the manner described above, although the distribution economically constitutes a return of capital to you.

Ordinarily, you are required to take distributions by the Fund into account in the year in which they are made. A distribution declared in October, November or December of any year and payable to shareholders of record on a specified date in those months, however, is deemed to be paid by the Fund and received by you on December 31 of that calendar year if the distribution is actually paid in January of the following year.

The Fund will send you information annually as to the Federal income tax consequences of distributions made (or deemed made) during the year.

Certain Tax Rules Applicable to Fund Transactions

For Federal income tax purposes, when put and call options purchased by the Fund expire unexercised, the premiums paid by the Fund give rise to short- or long-term capital losses at the time of expiration (depending on the length of the respective exercise periods for the options). When put and call options written by the Fund expire unexercised, the premiums received by the Fund give rise to short-term capital gains at the time of expiration. When the Fund exercises a call, the purchase price of the underlying security is increased by the amount of the premium paid by the Fund. When the Fund exercises a put, the proceeds from the sale of the underlying security are decreased by the premium paid. When a put or call written by the Fund is exercised, the purchase price (selling price in the case of a call) of the underlying security is decreased (increased in the case of a call) for tax purposes by the premium received.

Some of the debt securities that may be acquired by the Fund may be treated as debt securities that are issued with original issue discount (“OID”). Generally, the amount of the OID is treated as interest income and is included in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. Additionally, some of the debt securities that may be acquired by the Fund in the secondary market may be treated as having market discount. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt security. A Fund may make one or more of the elections applicable to debt securities having market discount, which could affect the character and timing of recognition of income. A Fund generally will be required to distribute dividends to shareholders representing discount on debt securities that is currently includable in income, even though cash representing such income may not have been received by the Fund. Cash to pay such dividends may be obtained from sales proceeds of securities held by the Fund.

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Each Fund may invest a portion of its net assets in below investment grade instruments. Investments in these types of instruments may present special tax issues for the Fund. U.S. federal income tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, OID or market discount, when and to what extent deductions may be taken for bad debts or worthless instruments, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a bankruptcy or workout context are taxable. These and other issues will be addressed by the Fund to the extent necessary to seek to ensure that it distributes sufficient income that it does not become subject to U.S. federal income or excise tax.

Certain listed options, regulated futures contracts and forward currency contracts are considered “Section 1256 contracts” for Federal income tax purposes. Section 1256 contracts held by the Fund at the end of each tax year are “marked to market” and treated for Federal income tax purposes as though sold for fair market value on the last business day of the tax year. Gains or losses realized by the Fund on Section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses. A Fund can elect to exempt its Section 1256 contracts that are part of a “mixed straddle” (as described below) from the application of Section 1256.

Any option, futures contract or other position entered into or held by the Fund in conjunction with any other position held by the Fund may constitute a “straddle” for Federal income tax purposes. A straddle of which at least one, but not all, the positions are Section 1256 contracts, may constitute a “mixed straddle.” In general, straddles are subject to certain rules that may affect the character and timing of the Fund’s gains and losses with respect to straddle positions by requiring, among other things, that: (1) the loss realized on disposition of one position of a straddle may not be recognized to the extent that the Fund has unrealized gains with respect to the other position in such straddle; (2) the Fund’s holding period in straddle positions being suspended while the straddle exists (possibly resulting in a gain being treated as short-term capital gain rather than long-term capital gain); (3) the losses recognized with respect to certain straddle positions which are part of a mixed straddle and which are non-Section 1256 contracts being treated as 60% long-term and 40% short-term capital loss; (4) losses recognized with respect to certain straddle positions which would otherwise constitute short-term capital losses be treated as long-term capital losses; and (5) the deduction of interest and carrying charges attributable to certain straddle positions may be deferred. Various elections are available to the Fund, which may mitigate the effects of the straddle rules, particularly with respect to mixed straddles. In general, the straddle rules described above do not apply to any straddles held by the Fund if all of the offsetting positions consist of Section 1256 contracts.

Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, gains or losses from the disposition of foreign currencies, from the disposition of debt securities denominated in a foreign currency, or from the disposition of a forward contract denominated in a foreign currency which are attributable to fluctuations in the value of the foreign currency between the date of acquisition of the asset and the date of disposition also are treated as ordinary income or loss. These gains or losses, referred to under the Code as “Section 988” gains or losses, increase or decrease the amount of the Fund’s investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund's net capital gain.

The Fund may invest in shares of foreign corporations (including equity interests in certain CLOs) which may be classified under the Internal Revenue Code as passive foreign investment companies ("PFICs"). In general, a foreign corporation is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. If the Fund receives a so-called "excess distribution" with respect to PFIC stock, the Fund itself may be subject to a tax on a portion of the excess distribution, whether or not the corresponding income is distributed by the Fund to shareholders. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which the Fund held the PFIC shares. A Fund itself will be subject to tax on the portion, if any, of an excess distribution that is so allocated to prior Fund taxable years and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. Certain distributions from a PFIC as well as gain from the sale of PFIC shares are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain.

A Fund may be eligible to elect alternative tax treatment with respect to PFIC shares. Under an election that currently is available in some circumstances, the Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions are received from the PFIC in a given year. If this election were made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply.

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Alternatively, the Fund may elect to mark-to-market its PFIC shares at the end of each taxable year, with the result that unrealized gains would be treated as though they were realized and reported as ordinary income. Any mark-to-market losses would be deductible as ordinary losses to the extent of any net mark-to-market gains included in income in prior years.

Because the application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss and the timing of the recognition of income with respect to PFIC shares, as well as subject the Fund itself to tax on certain income from PFIC shares, the amount that must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not invest in PFIC shares.

If the Fund holds more than 10% of the interests treated as equity for U.S. federal income tax purposes in a foreign corporation that is treated as a controlled foreign corporation (“CFC”) (including equity tranche investments and certain debt tranche investments in a CLO treated as CFC), the Fund may be treated as receiving a deemed distribution (taxable as ordinary income) each year from such foreign corporation in an amount equal to the Fund’s pro rata share of the corporation’s income for the tax year (including both ordinary earnings and capital gains), whether or not the corporation makes an actual distribution during such year. In general, a foreign corporation will be classified as a CFC if more than 50% of the shares of the corporation, measured by reference to combined voting power or value, is owned (directly, indirectly or by attribution) by U.S. Shareholders. A “U.S. Shareholder,” for this purpose, is any U.S. person that possesses (actually or constructively) 10% or more of the combined voting power of all classes of shares of a corporation. If the Fund is treated as receiving a deemed distribution from a CFC, the Fund will be required to include such distribution in the Fund’s investment company taxable income regardless of whether the Fund receives any actual distributions from such CFC, and the Fund must distribute such income to satisfy the distribution requirements applicable to RICs.

For purposes of calculating the excise tax, the Fund: (1) reduces its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year; and (2) excludes foreign currency gains and losses (and certain other ordinary gains and losses) incurred after October 31 of any year in determining the amount of ordinary taxable income for the current calendar year. Each Fund will include such gains and losses incurred after October 31 in determining ordinary taxable income for the succeeding calendar year.

Each Fund intends to make sufficient distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. Investors should note, however, that the Fund might in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

Sale, Exchange or Redemption of Shares

In general, you will recognize gain or loss on the sale, exchange or redemption of Fund shares in an amount equal to the difference between the proceeds of the sale, exchange or redemption and your adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if you purchase (for example, by reinvesting dividends) shares of the same Fund within 30 days before or after the sale, exchange or redemption (a “wash sale”). If disallowed, the loss will be reflected in an upward adjustment to the basis of the shares purchased. In general, any gain or loss arising from the sale, exchange or redemption of Fund shares will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. Any capital loss arising from the sale, exchange or redemption of shares held for six months or less, however, will be treated as a long-term capital loss to the extent of the amount of distributions of net capital gain received on such shares. In determining the holding period of such shares for this purpose, any period during which your risk of loss is offset by means of options, short sales or similar transactions is not counted. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a non-corporate taxpayer, $3,000 of ordinary income.

Each Fund (or its administrative agent) is required to report to the IRS and furnish to shareholders the cost basis information for sale transactions of shares. Shareholders may elect to have one o

The Fund might invest directly or indirectly in residual interests in real estate mortgage investment conduits (“REMICs”) or equity interests in taxable mortgage pools (“TMPS”). Under a notice issued by the IRS in October 2006 and Treasury regulations that have not yet been issued (but may apply with retroactive effect) a portion of the Fund’s income from a REIT that is attributable to the REIT’s residual interest in a REMIC or a TMP (referred to in the Code as an “excess inclusion”) will be subject to federal income taxation in all events. This notice also provides, and the regulations are expected to provide, that excess inclusion income of a regulated investment company, such as the Fund, will generally be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC or TMP residual interest directly.

In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions) and (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income. In addition, because the Code provides that excess inclusion income is ineligible for treaty benefits, a regulated investment company must withhold tax on excess inclusions attributable to its foreign shareholders at a 30% rate of withholding, regardless of any treaty benefits for which a shareholder is otherwise eligible.

 Any investment in residual interests of a CMO that has elected to be treated as a REMIC can create complex tax problems, especially if the Fund has state or local governments or other tax-exempt organizations as shareholders. Under current law, the Fund serves to block UBTI from being realized by its tax-exempt shareholders. Notwithstanding the foregoing, a tax-exempt shareholder will recognize UBTI by virtue of its investment in the Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b). Furthermore, a tax-exempt shareholder may recognize UBTI if the Fund recognizes “excess inclusion income” derived from direct or indirect investments in REMIC residual interests or TMPs if the amount of such income recognized by the Fund exceeds the Fund’s investment company taxable income (after taking into account deductions for dividends paid by the Fund).

In addition, special tax consequences apply to charitable remainder trusts (“CRTs”) that invest in regulated investment companies that invest directly or indirectly in residual interests in REMICs or in TMPs. Under legislation enacted in December 2006, a CRT, as defined in section 664 of the Code, that realizes UBTI for a taxable year must pay an excise tax annually of an amount equal to such UBTI. Under IRS guidance issued in October 2006, a CRT will not recognize UBTI solely as a result of investing in the Fund that recognizes “excess inclusion income.” Rather, if at any time during any taxable year a CRT (or one of certain other tax-exempt shareholders, such as the U.S., a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in the Fund that recognizes “excess inclusion income,” then the Fund will be subject to a tax on that portion of its “excess inclusion income” for the taxable year that is allocable to such shareholders at the highest federal corporate income tax rate. The extent to which this IRS guidance remains applicable in light of the December 2006 legislation is unclear. To the extent permitted under the 1940 Act, the Fund may elect to specially allocate any such tax to the applicable CRT, or other shareholder, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the Fund. Each Fund has not yet determined whether such an election will be made. CRTs are urged to consult their tax advisors concerning the consequences of investing in the Fund.

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Federal Excise Tax

A 4% nondeductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount at least equal to the sum of: (1) 98% of its ordinary taxable income (taking into account certain deferrals and elections) for the calendar year; (2) 98.2% of its capital gain net income for the one-year period ended on October 31 of the calendar year; and (3) all ordinary taxable income and capital gains for previous years that were not distributed or taxed during such years. The balance of the Fund’s income must be distributed during the next calendar year. Each Fund will be treated as having distributed any amount on which it is subject to income tax for any tax year ending in the calendar year.

f several cost basis methods applied to their account when calculating the cost basis of shares sold, including average cost, FIFO (“first-in, first-out”) or some other specific identification method. Unless you instruct otherwise, the Fund will use average cost as its default cost basis method. The cost basis method a shareholder elects may not be changed with respect to a redemption of shares after the settlement date of the redemption. Shareholders should consult with their tax advisors to determine the best cost basis method for their tax situation. Shareholders that hold their shares through a financial intermediary should contact such financial intermediary with respect to reporting of cost basis and available elections for their accounts.

Backup Withholding

Each Fund will be required in certain cases to withhold and remit to the U.S. Treasury at a rate under current law of 28% of taxable distributions and the proceeds of redemptions of shares paid to you if you: (1) have failed to provide your correct taxpayer identification number; (2) are otherwise subject to backup withholding by the IRS for failure to report the receipt of interest or dividend income properly; or (3) have failed to certify to the Fund that you are not subject to backup withholding or that you are a C corporation or other “exempt recipient.” Backup withholding is not an additional tax; rather any amounts so withheld may be credited against your Federal income tax liability or refunded if proper documentation is provided.

State and Local Taxes

The tax rules of the various states of the U.S. and their local jurisdictions with respect to an investment in the Fund can differ from the Federal income taxation rules described above. These state and local rules are not discussed herein. You are urged to consult your tax advisor as to the consequences of state and local tax rules with respect to an investment in the Fund.

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Foreign Income Tax

Investment income received by the Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries that may entitle the Fund to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to know the effective rate of foreign tax in advance since the amount of the Fund’s assets to be invested within various countries cannot be determined. If more than 50% of the value of the Fund's total assets at the close of its taxable year consists of stocks or securities of foreign corporations, the Fund will be eligible and intends to file an election with the IRS to pass through to its shareholders the amount of foreign taxes paid by the Fund subject to certain exceptions. However, there can be no assurance that the Fund will be able to do so. Pursuant to this election, you will be required to: (1) include in gross income (in addition to taxable dividends actually received) your pro rata share of foreign taxes paid by the Fund; (2) treat your pro rata share of such foreign taxes as having been paid by you and (3) either deduct such pro rata share of foreign taxes in computing your taxable income or treat such foreign taxes as a credit against Federal income taxes. You may be subject to rules which limit or reduce your ability to fully deduct, or claim a credit for, your pro rata share of the foreign taxes paid by the Fund.

Foreign Shareholders

The foregoing discussion relates only to U.S. federal income tax law as applicable to U.S. persons (i.e., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts and estates). Shareholders who are not U.S. persons (“foreign shareholders”) should consult their tax advisers regarding U.S. and foreign tax consequences of ownership of shares of the Fund including the likelihood that taxable distributions to them would be subject to withholding of U.S. tax at a rate of 30% (or a lower treaty rate for eligible investors). An investment in the Fund may also be included in determining a foreign shareholder’s U.S. estate tax liability.

For taxable years beginning before January 1, 2015 (unless further extended by Congress), properly designated dividends received by a foreign shareholder from a regulated investment company were generally exempt from U.S. federal withholding tax when they (i) were paid in respect of the regulated investment company’s “qualified net interest income” (generally, the regulated investment company’s U.S. source interest income, reduced by expenses that are allocable to such income), or (ii) were paid in connection with the regulated investment company’s “qualified short-term capital gains” (generally, the excess of the regulated investment company’s net short-term capital gain over the regulated investment company’s long-term capital loss for such taxable year). There can be no assurance as to whether or not legislation will be enacted to extend this exemption. However, even if such legislation is enacted, depending on the circumstances, the Fund may designate all, some or none of the Fund’s potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains, and a portion of the Fund’s distributions (e.g. interest from non-U.S. sources or any foreign currency gains) would be ineligible for this potential exemption from withholding.

Effective July 1, 2014, the Fund is required to withhold U.S. tax (at a 30% rate) on payments of taxable dividends and (effective January 1, 2017) redemption proceeds and certain capital gain dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to the Fund to enable the Fund to determine whether withholding is required.

OTHER FUND SERVICE PROVIDERS

Administrator and Transfer Agent

USBFS, 615 East Michigan Street, Milwaukee, Wisconsin 53202, acts as administrator, fund accountant and transfer agent to the Fund pursuant to respective agreements. USBFS provides certain administrative services to the Fund, including, among other responsibilities, coordinating the negotiation of contracts and fees with, and the monitoring of performance and billing of, the Fund’s independent contractors and agents; preparation for signature by an officer of the Trust of all documents required to be filed for compliance by the Trust and the Fund with applicable laws and regulations excluding those of the securities laws of various states; arranging for the computation of performance data, including NAV and yield; responding to shareholder inquiries; and arranging for the maintenance of books and records of the Fund, and providing, at its own expense, office facilities, equipment and personnel necessary to carry out its duties. In this capacity, USBFS does not have any responsibility or authority for the management of the Fund, the determination of investment policy, or for any matter pertaining to the distribution of Fund shares.

Pursuant to the Fund’s administration agreement with USBFS, the administrator will receive a portion of fees from the Fund as part of a bundled-fees agreement for services performed as administrator and fund accountant. The administrator expects to receive a fee based on the average daily net assets of the Fund, subject to an annual minimum amount.

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Custodian

U.S. Bank National Association is the Custodian for the Fund and safeguards and controls the Fund’s cash and securities, determines income and collects interest on Fund investments. The Custodian’s address is 1555 North Rivercenter Drive, Suite 302, Milwaukee, Wisconsin 53212. The Custodian does not participate in decisions relating to the purchase and sale of securities by the Fund. USBFS, U.S. Bank National Association, and the Fund’s principal underwriter are affiliated entities under the common control of U.S. Bancorp. The Custodian and its affiliates may participate in revenue sharing arrangements with the service providers of mutual funds in which the Fund may invest.

Independent Registered Public Accounting Firm

Cohen Fund Audit Services, Ltd., 1350 Euclid Avenue, Suite 800, Cleveland, OH 44115 (the “Auditor”), has been selected as the independent registered public accounting firm for the Fund. The Auditor will perform an annual audit of the Fund’s financial statements and will provide financial, tax and accounting services as requested.

Legal Counsel

Dechert LLP, 1900 K Street NW, Washington, DC 20006, serves as legal counsel to the Trust.

DISTRIBUTOR

Quasar Distributors, LLC, (the “Distributor” or “Quasar”), 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. Pursuant to a distribution agreement between the Fund and Quasar (the “Distribution Agreement”), Quasar acts as the Fund’s principal underwriter and distributor and provides certain administration services and promotes and arranges for the sale of the Fund’s shares. Quasar is a registered broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of the Financial Industry Regulatory Authority (“FINRA”).

The Distribution Agreement between the Fund and Quasar has an initial term of two years and subsequently will continue in effect only if such continuance is specifically approved at least annually by the Board or by vote of a majority of the Fund’s outstanding voting securities and, in either case, by a majority of the Independent Trustees. The Distribution Agreement is terminable without penalty by the Trust on behalf of the Fund on a 60-day written notice when authorized either by a majority vote of the Fund’s shareholders or by vote of a majority of the Board, including a majority of the Independent Trustees, or by Quasar on a 60-day written notice, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act).

DISTRIBUTION PLAN

The Fund has adopted a distribution plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act with respect to its Class A shares. The Plan was approved by a majority of the Board of Trustees of the Trust, including a majority of the Trustees who are not interested persons of the Trust or the Fund, and who have no direct or indirect financial interest in the operation of the Plan or in any other Rule 12b-1 agreement.

The Plan provides that the Fund will pay the Distributor and/or any registered securities dealer, financial institution or any other person (the “Recipient”) a shareholder servicing fee of 0.25% of the average daily net assets of the Class A shares of the Fund in connection with the promotion and distribution of such class’ shares or the provision of personal services to such class’ shareholders, including, but not necessarily limited to, advertising, compensation to underwriters, dealers and selling personnel, the printing and mailing of prospectuses to other than current Fund shareholders, the printing and mailing of sales literature and servicing such class’ shareholder accounts (“12b-1 Expenses”).  The Fund or the Adviser may pay all or a portion of these fees to any Recipient who renders assistance in distributing or promoting the sale of such class’ shares, or who provides certain shareholder services, pursuant to a written agreement

The Plan is a compensation plan, which means that compensation is provided regardless of 12b-1 Expenses actually incurred. It is anticipated that the Plan will benefit shareholders because an effective sales program typically is necessary for the Fund to reach and maintain a sufficient size to achieve efficiently its investment objectives and to realize economies of scale.

Table of Contents - Statement of Additional Information

OTHER MATTERS
Code of Ethics

The Trust, the Adviser and the Distributor have each adopted a code of ethics under Rule 17j-1 of the 1940 Act, which are designed to eliminate conflicts of interest between the Fund and personnel of the Trust, the Adviser and the Distributor. The codes permit such personnel to invest in securities, including securities that may be purchased or held by the Fund, subject to certain limitations.

Registration Statement

This SAI and the Prospectus do not contain all the information included in the Trust’s registration statement filed with the SEC under the Securities Act with respect to the securities offered hereby. The registration statement, including the exhibits filed therewith, are available on the SEC’s website at www.sec.gov or may be examined at the office of the SEC in Washington, D.C.

Statements contained herein and in the Prospectus as to the contents of any contract or other documents are not necessarily complete, and, in each instance, are qualified by, reference to the copy of such contract or other documents filed as exhibits to the registration statement.

FINANCIAL STATEMENTS

Because the Fund had not commenced operations as of the date of this SAI, the Fund does not yet have any financial statements.

Table of Contents - Statement of Additional Information

APPENDIX A – DESCRIPTION OF SECURITIES RATINGS

A. Long-Term Ratings

1. Moody’s Investors Service – Long-Term Corporate Obligation Ratings

Moody’s long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings use Moody’s Global Scale and reflect both the likelihood of default and any financial loss suffered in the event of default.

Aaa	Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A	Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa	Obligations rated Baa are subject to moderate credit risk. They are considered medium grade and as such may possess certain speculative characteristics.

Ba	Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B	Obligations rated B are considered speculative and are subject to high credit risk.

Caa	Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C	Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

2. Standard and Poor’s – Long-Term Issue Credit Ratings (including Preferred Stock)

Issue credit ratings are based, in varying degrees, on the following considerations:

•	Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

•	Nature of and provisions of the obligation;

•
Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA	An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA	An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

Table of Contents - Statement of Additional Information
Appendix A-1
to Part B

A
An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB
An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Note
Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB
An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B
An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC
An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC	An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C
A ‘C’ rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the ‘C’ rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument's terms.

D
An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Note	Plus (+) or minus (-). The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

NR
This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Table of Contents - Statement of Additional Information
Appendix A-2
to Part B

3. Fitch – International Long-Term Credit Ratings

International Long-Term Credit Ratings (LTCR) may also be referred to as Long-Term Ratings. When assigned to most issuers, it is used as a benchmark measure of probability of default and is formally described as an Issuer Default Rating (IDR). The major exception is within Public Finance, where IDRs will not be assigned as market convention has always focused on timeliness and does not draw analytical distinctions between issuers and their underlying obligations. When applied to issues or securities, the LTCR may be higher or lower than the issuer rating (IDR) to reflect relative differences in recovery expectations.

The following rating scale applies to foreign currency and local currency ratings:

Investment Grade

AAA
Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA
Very high credit quality. ‘AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A
High credit quality. ‘A’ ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB
Good credit quality. ‘BBB’ ratings indicate that there are currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

Speculative Grade

BB
Speculative. ‘BB’ ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B
Highly speculative. ‘B’ ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC	Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic conditions.

CC	Default of some kind appears probable.

C	Default is imminent.

RD	Indicates an entity that has failed to make due payments (within the applicable grace period) on some but not all material financial obligations, but continues to honor other classes of obligations.

D	Indicates an entity or sovereign that has defaulted on all of its financial obligations. Default generally is defined as one of the following:

•	Failure of an obligor to make timely payment of principal and/or interest under the contractual terms of any financial obligation;

•	The bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of business of an obligor;

•	The distressed or other coercive exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation.

Default ratings are not assigned prospectively; within this context, non-payment on an instrument that contains a deferral feature or grace period will not be considered a default until after the expiration of the deferral or grace period.

Issuers will be rated ‘D’ upon a default. Defaulted and distressed obligations typically are rated along the continuum of ‘C’ to ‘B’ ratings categories, depending upon their recovery prospects and other relevant characteristics. Additionally, in structured finance transactions, where analysis indicates that an instrument is irrevocably impaired such that it is not expected to meet pay interest and/or principal in full in accordance with the terms of the obligation’s documentation during the life of the transaction, but where no payment default in accordance with the terms of the documentation is imminent, the obligation may be rated in the ‘B’ or ‘CCC-C’ categories.

Table of Contents - Statement of Additional Information
Appendix A-3
to Part B

Default is determined by reference to the terms of the obligations’ documentation. Fitch will assign default ratings where it has reasonably determined that payment has not been made on a material obligation in accordance with the requirements of the obligation’s documentation, or where it believes that default ratings consistent with Fitch's published definition of default are the most appropriate ratings to assign.

Note
The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-term rating category, to categories below ‘CCC’, or to Short-term ratings other than ‘F1’. (The +/- modifiers are only used to denote issues within the CCC category, whereas issuers are only rated CCC without the use of modifiers.)

B. Preferred Stock Ratings

1. Moody’s Investors Service

Aaa
An issue which is rated “aaa” is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

Aa
An issue which is rated “aa” is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well-maintained in the foreseeable future.

A
An issue which is rated “a” is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the “aaa” and “aa” classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

Baa
An issue which is rated “baa” is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

Ba
An issue which is rated “ba” is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

B
An issue which is rated “b” generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

Caa	An issue which is rated “caa” is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

Ca	An issue which is rated “ca” is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

C	This is the lowest rated class of preferred or preference stock. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note
Moody’s applies numerical modifiers 1, 2, and 3 in each rating classification; The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

C. Short Term Ratings

1. Moody’s Investors Service

Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

Table of Contents - Statement of Additional Information
Appendix A-4
to Part B

P-1	Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2	Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3	Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term debt obligations.

NP	Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note	Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

2. Standard and Poor’s

A-1
A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2
A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3
A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B
A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. Ratings of ‘B-1’, ‘B-2’, and ‘B-3’ may be assigned to indicate finer distinctions within the ‘B’ category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B-1
A short-term obligation rated ‘B-1’ is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-2
A short-term obligation rated ‘B-2’ is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-3
A short-term obligation rated ‘B-3’ is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C
A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D
A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Note
Dual Ratings. Standard & Poor’s assigns “dual” ratings to all debt issues that have a put option or demand feature as part of their structure. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term rating symbols are used for bonds to denote the long-term maturity and the short-term rating symbols for the put option (for example, ‘AAA/A-1+’). With U.S. municipal short-term demand debt, note rating symbols are used with the short-term issue credit rating symbols (for example, ‘SP-1+/A-1+’).

Table of Contents - Statement of Additional Information
Appendix A-5
to Part B

3. Fitch

The following ratings scale applies to foreign currency and local currency ratings. A Short-term rating has a time horizon of less than 13 months for most obligations, or up to three years for US public finance, in line with industry standards, to reflect unique risk characteristics of bond, tax, and revenue anticipation notes that are commonly issued with terms up to three years. Short-term ratings thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1	Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2	Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3	Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near term adverse changes could result in a reduction to non investment grade.

B	Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near term adverse changes in financial and economic conditions.

C	High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D	Indicates an entity or sovereign that has defaulted on all of its financial obligations.

Note
The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-term rating category, to categories below ‘CCC’, or to Short-term ratings other than ‘F1’. (The +/- modifiers are only used to denote issues within the CCC category, whereas issuers are only rated CCC without the use of modifiers.)

Table of Contents - Statement of Additional Information
Appendix A-6
to Part B

PART C

OTHER INFORMATION

Item 15.   Indemnification

Reference is made to Article VII, Section III of the Registrant’s Declaration of Trust (incorporated herein by reference), with respect to the Registrant. The general effect of this provision is to indemnify the Trustees, officers, employees and other agents of the Trust who are parties pursuant to any proceeding by reason of their actions performed in their scope of service on behalf of the Trust.

Pursuant to Rule 484 under the Securities Act of 1933, as amended (the “Securities Act”), the Registrant furnishes the following undertaking: “Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.”

Item 16.   Exhibits

Exhibit No.	Exhibit

(1)(a) (1)(b)
Certificate of Trust was previously filed with the Registrant’s Initial Registration Statement on Form N-1A on July 15, 2014 and is incorporated herein by reference.

Declaration of Trust dated June 20, 2014 was previously filed with the Registrant’s Initial Registration Statement on Form N-1A on July 15, 2014 and is incorporated herein by reference.

(2)	By-Laws were previously filed with the Registrant’s Initial Registration Statement on Form N-1A on July 15, 2014 and are incorporated herein by reference.
(3)	Not Applicable.
(4)	Form of Agreement and Plan of Reorganization – Filed herewith as Appendix A to Part A.
(5)	Instruments Defining Rights of Security Holders are incorporated by reference to the Registrant’s Declaration of Trust and the Registrant’s By-laws.
(6)(a)
Investment Advisory Agreement between the Registrant and Angel Oak Capital Advisors, LLC was previously filed with Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-1A on October 27, 2014 and is incorporated herein by reference.

(6)(b)
Form of Amended Schedule A dated January 13, 2016 to the Investment Advisory Agreement was previously filed with Post-Effective Amendment No. 12 to the Registrant’s Registration Statement on Form N-1A on February 12, 2016 and is incorporated herein by reference.

(7)(a)
Distribution Agreement between the Registrant and Quasar Distributors, LLC was previously filed with Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-1A on October 27, 2014 and is incorporated herein by reference.

(7)(b)
Form of Amendment dated January 13, 2016 to the Distribution Agreement was previously filed with Post-Effective Amendment No. 12 to the Registrant’s Registration Statement on Form N-1A on February 12, 2016 and is incorporated herein by reference.

(8)	Not Applicable.
(9)(a)
Custody Agreement between the Registrant and U.S. Bank National Association was previously filed with Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-1A on October 27, 2014 and is incorporated herein by reference.

(9)(b)
Form of Amendment dated January 13, 2016 to the Custody Agreement was previously filed with Post-Effective Amendment No. 12 to the Registrant’s Registration Statement on Form N-1A on February 12, 2016 and is incorporated herein by reference.

Part C-1

(10)(a)
Amended & Restated Distribution and Shareholder Servicing Plan (12b-1 Plan) was previously filed with Post-Effective Amendment No. 10 to the Registrant’s Registration Statement on August 3, 2015 and is incorporated herein by reference.

(10)(b)
Amended & Restated Rule 18f-3 Multiple Class Plan was previously filed with Post-Effective Amendment No. 10 to the Registrant’s Registration Statement on Form N-1A on August 3, 2015 and is incorporated herein by reference.

(11)	Legal Opinion. Opinion and Consent of Counsel of Dechert LLP regarding the legality of securities being offered – filed herewith.
(12)	Form of Opinion and Consent of Dechert LLP regarding certain tax matters – filed herewith.
(13)(a)(i)
Fund Administration Servicing Agreement between the Registrant and U.S. Bancorp Fund Services, LLC was previously filed with Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-1A on October 27, 2014 and is incorporated herein by reference.

(13)(a)(ii)
Form of Amendment dated January 13, 2016 to the Fund Administration Servicing Agreement was previously filed with Post-Effective Amendment No. 12 to the Registrant’s Registration Statement on Form N-1A on Jan February 12, 2016 and is incorporated herein by reference.

(13)(b)(i)
Transfer Agent Servicing Agreement between the Registrant and U.S. Bancorp Fund Services, LLC was previously filed with Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-1A on October 27, 2014 and is incorporated herein by reference.

(13)(b)(ii)
Form of Amendment dated January 13, 2016 to the Transfer Agent Servicing Agreement was previously filed with Post-Effective Amendment No. 12 to the Registrant’s Registration Statement on Form N-1A on February 12, 2016 and is incorporated herein by reference.

(13)(c)(i)
Fund Accounting Servicing Agreement between the Registrant and U.S. Bancorp Fund Services, LLC was previously filed with Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-1A on October 27, 2014 and is incorporated herein by reference.

(13)(c)(ii)
Form of Amendment dated January 13, 2016 to the Fund Accounting Servicing Agreement was previously filed with Post-Effective Amendment No. 12 to the Registrant’s Registration Statement on Form N-1A on February 12, 2016 and is incorporated herein by reference.

(13)(d)
Form of Expense Limitation Agreement between the Registrant and Angel Oak Capital Advisors, LLC was previously filed with Post-Effective Amendment No. 12 to the Registrant’s Registration Statement on Form N-1A on February 12, 2016 and is incorporated herein by reference.

(14)(a)	Consent of Acquiring Fund’s Independent Registered Public Accounting Firm Cohen Fund Audit Services, Ltd. – filed herewith.
(14)(b)	Consent of Rainier Fund’s Independent Registered Public Accounting Firm Deloitte & Touche LLP – to be filed by subsequent amendment.
(15)	Not Applicable.
(16)(a)	Powers of Attorney dated January 13, 2016 – filed herewith.
(17)(a)
The Annual Report to Shareholders of the Rainier High Yield Fund for the Fiscal Year Ended March 31, 2015 was previously filed by Rainier Investment Management Mutual Funds (File No. 811 08270) on Form N-CSR with the SEC on June 4, 2015, and is incorporated by reference.

(17)(b)
The Semi-Annual Report to Shareholders of the Rainier High Yield Fund for the Fiscal Period Ended September 30, 2015 was previously filed by Rainier Investment Management Mutual Funds (File No. 811-08270) on Form N-CSR with the SEC on December 1, 2015, and is incorporated by reference.

(17)(c)
Prospectus and Statement of Additional Information of the Rainier High Yield Fund dated July 31, 2015 was previously filed with Post-Effective Amendment No. 53 to the Rainier Trust’s Registration Statement on Form N-1A (File Nos. 033-73792 and 811-08270) on June 4, 2015 and is incorporated by reference.

Part C-2

Item 17.  Undertakings

(1)
The undersigned Registrant agrees that prior to any public reoffering of the securities registered through use of a prospectus which is part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, as amended, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by other items of the applicable form.

(2)
The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, as amended, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of securities at that time shall be deemed to be the initial bona fide offering of them.

(3)
The undersigned Registrant agrees to file by Post-Effective Amendment the opinion and consent of counsel regarding the tax consequences of the proposed reorganization required by Item 16 of Form N-14 upon closing of the Reorganization.

Part C-3

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed on behalf of the registrant, in the City of Atlanta and the State of Georgia on the 19th day of February, 2016.

Angel Oak Funds Trust By: /s/ Dory S. Black Dory S. Black President

As required by the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated as of February 19, 2016.

Signature	Title

/s/ Alvin R. Albe, Jr.*	Trustee
Alvin R. Albe, Jr.

/s/ Ira P. Cohen*	Trustee
Ira P. Cohen

/s/ Keith M. Schappert*	Trustee
Keith M. Schappert

/s/ Sreeniwas V. Prabhu*	Trustee
Sreeniwas V. Prabhu

/s/ Dory S. Black	President
Dory S. Black

/s/ Daniel Fazioli	Treasurer
Daniel Fazioli

*By: /s/ Dory S. Black Dory S. Black Attorney-in-Fact pursuant to Powers of Attorney

INDEX TO EXHIBITS

Exhibit Number	Description

(4)	Form of Agreement and Plan of Reorganization

(11)	Opinion and Consent of Counsel regarding the legality of securities being offered

(12)	Form of Opinion and Consent of Counsel regarding certain tax matters

(14)(a)	Consent of Cohen Fund Audit Services, Ltd.

(16)	Powers of Attorney